                                                                    Exhibit 10.1


                                                                  EXECUTION COPY

================================================================================


                            SECURED CREDIT AGREEMENT

                            Dated as of May 12, 1999

                                      among


                           FIRST SOURCE FINANCIAL LLP,
                                   as Lender,

                           BROWNSTONE HOLDINGS, INC.,
                               ECOLOGY KIDS, INC.,
                             DIPLOMAT HOLDINGS, INC.
                                       and
                                 LEW MAGRAM LTD.
                                  as Borrowers

                                       and

                     DIPLOMAT DIRECT MARKETING CORPORATION,
                             as Funds Administrator


================================================================================

                                TABLE OF CONTENTS



         SECTION 1 CERTAIN DEFINITIONS..........................................................................-1-
                  1.1      Certain Definitions..................................................................-1-
                  1.2      Accounting and Financial Determinations.............................................-24-
                  1.3      Cross References; Headings..........................................................-25-

         SECTION 2 COMMITMENTS OF LENDER; LOAN REQUESTS; REDUCTION OR TERMINATION OF THE COMMITMENTS;
         PREPAYMENTS; MAKING OF PAYMENTS; SETOFF...............................................................-25-
                  2.1      Commitments.........................................................................-25-
                  2.2      Final Maturity Date.................................................................-27-
                  2.3      Revolving Loan Requests.............................................................-27-
                  2.4      Certain Waivers.....................................................................-28-
                  2.5      Mandatory and Permitted Prepayments of the Term Loans...............................-28-
                  2.6      Voluntary Reduction or Termination of the Revolving Commitment......................-30-
                  2.7      Mandatory Prepayments on Revolving Loans............................................-30-
                  2.8      Prepayment Premium..................................................................-31-
                  2.9      Making of Payments..................................................................-31-
                  2.10     Due Date Extension..................................................................-31-
                  2.11     Setoff..............................................................................-31-
                  2.12     Certain Matters Relating to LC Guaranties...........................................-32-
                  2.13     Loan Account........................................................................-34-
                  2.14     Allocation of Loans and Expenses....................................................-34-
                  2.15     Statements..........................................................................-35-

         SECTION 3 NOTES; RECORDKEEPING........................................................................-36-
                  3.1      Term Note A.........................................................................-36-
                  3.2      Term Note B.........................................................................-36-
                  3.3      Revolving Note......................................................................-36-

         SECTION 4 INTEREST....................................................................................-36-
                  4.1      Interest Rates......................................................................-36-
                  4.2      Default Interest....................................................................-37-
                  4.3      Conversion or Continuation..........................................................-37-
                  4.4      Special Provisions Governing LIBOR Rate Loans.......................................-38-
                  4.5      Interest Payment Dates..............................................................-40-
                  4.6      Setting of Rates....................................................................-41-
                  4.7      Computation of Interest.............................................................-41-

         SECTION 5 FEES........................................................................................-41-
                  5.1      Non-Use Fees........................................................................-41-
                  5.2      Commitment Fee......................................................................-41-

                                       -i-




                  5.3      Closing Fee.........................................................................-41-
                  5.4      Letter of Credit Fees...............................................................-41-
                  5.5      Audit Fees..........................................................................-42-
                  5.6      Computation of Fees.................................................................-42-

         SECTION 6 ACCOUNT AGREEMENTS; ACCOUNTS; LIST OF ACCOUNTS AND ACCOUNT STATEMENTS.......................-42-
                  6.1      Account Agreements..................................................................-42-
                  6.2      Accounts............................................................................-43-
                  6.3      List of Accounts and Account Statements.............................................-44-

         SECTION 7 PROCEEDS OF COLLATERAL; APPLICATION OF FUNDS; DEEMED LOANS .................................-44-
                  7.1      Proceeds of Collateral; Notices to Account Debtors; Lockbox.........................-44-
                  7.2      Calculation of Collected Balance....................................................-45-
                  7.3      Application of Funds Available for Loan Repayments..................................-45-
                  7.4      Application Upon an Event of Default................................................-46-
                  7.5      Deemed Loans........................................................................-46-
                  7.6      Application of Proceeds.............................................................-46-

         SECTION 8 INCREASED COSTS AND OTHER SPECIAL PROVISIONS................................................-48-
                  8.1      Increased Costs.....................................................................-48-
                  8.2      Funding Losses......................................................................-49-
                  8.3      Taxes...............................................................................-49-
                  8.4      Discretion of Lender as to Manner of Funding........................................-50-
                  8.5      Conclusiveness of Statements; Survival of Provisions................................-50-

         SECTION 9 COLLATERAL AND ELIGIBILITY REQUIREMENTS.....................................................-51-
                  9.1      Eligible Accounts;..................................................................-51-
                  9.2      Account Warranties..................................................................-52-
                  9.3      Verification of Accounts............................................................-54-
                  9.4      Eligible Inventory..................................................................-54-
                  9.5      Inventory Warranties................................................................-54-
                  9.6      Security Interest...................................................................-55-
                  9.7      Consigned Inventory.................................................................-55-
                  9.8      Additional Collateral Documents.....................................................-55-
                  9.9      Subsequently Acquired Property......................................................-56-
                  9.10     Change of Location or Name..........................................................-56-
                  9.11     Deliveries; Further Assurances......................................................-57-

         SECTION 10 REPRESENTATIONS AND WARRANTIES.............................................................-57-
                  10.1     Due Organization, Authorization, Etc................................................-57-
                  10.2     Certain Agreements..................................................................-58-
                  10.3     Financial Information; Financial Condition..........................................-58-

                                      -ii-




                  10.4     Litigation and Contingent Obligations...............................................-59-
                  10.5     Liens...............................................................................-59-
                  10.6     Contracts; Absence of Default.......................................................-60-
                  10.7     Employee Benefit Plans..............................................................-60-
                  10.8     Investment Company Act; Public Utility Holding Company Act..........................-61-
                  10.9     Regulations T, U and X..............................................................-61-
                  10.10    Proceeds............................................................................-62-
                  10.11    Confirmation of Warranties..........................................................-62-
                  10.12    Insurance...........................................................................-62-
                  10.13    Material Disruptions................................................................-62-
                  10.14    Patents, Trademarks, etc............................................................-62-
                  10.15    Ownership of Properties; Property Schedule..........................................-62-
                  10.16    Business Locations; Trade Names.....................................................-63-
                  10.17    Accuracy of Information.............................................................-63-
                  10.18    Subsidiaries........................................................................-63-
                  10.19    Hazardous Materials.................................................................-63-
                  10.20    Agent's Fees........................................................................-64-
                  10.21    Taxes...............................................................................-64-
                  10.22    Securities Laws.....................................................................-64-
                  10.23    Governmental Authorizations.........................................................-64-
                  10.24    Compliance with Laws................................................................-65-
                  10.25    Employees and Labor.................................................................-65-
                  10.26    Year 2000...........................................................................-66-
                  10.27    Solvency............................................................................-66-
                  10.28    Collateral..........................................................................-66-
                  10.29    Places of Business..................................................................-66-
                  10.30    Other Names.........................................................................-66-
                  10.31    Real Estate.........................................................................-67-

         SECTION 11 COVENANTS..................................................................................-67-
                  11.1     Reports, Certificates and Other Information.........................................-67-
                  11.2     Corporate Existence; Foreign Qualification..........................................-71-
                  11.3     Books, Records and Inspections......................................................-71-
                  11.4     Insurance...........................................................................-72-
                  11.5     Taxes and Liabilities...............................................................-73-
                  11.6     Employee Benefit Plans..............................................................-73-
                  11.7     Collateral Documents................................................................-73-
                  11.8     Compliance with Laws................................................................-73-
                  11.9     Maintenance of Permits..............................................................-74-
                  11.10    Purchase, Redemption, Distribution, Interest and Payment Restrictions...............-74-
                  11.11    Guaranties, Loans, Advances or Investments..........................................-74-
                  11.12    Mergers, Consolidations, Sales......................................................-75-
                  11.13    Unconditional Purchase Obligations..................................................-75-
                  11.14    Regulations T, U and X..............................................................-75-
                  11.15    Subsidiaries........................................................................-75-

                                      -iii-




                  11.16    No Amendment of Certain Documents...................................................-75-
                  11.17    Other Agreements....................................................................-75-
                  11.18    Business Activities; Name...........................................................-75-
                  11.19    Transactions with Affiliates........................................................-76-
                  11.20    Environmental Liabilities...........................................................-76-
                  11.21    Indebtedness........................................................................-76-
                  11.22    Liens...............................................................................-76-
                  11.23    Fiscal Year.........................................................................-76-
                  11.24    Landlord and Warehouseman Agreements................................................-77-
                  11.25    Maintenance of Real Estate..........................................................-77-
                  11.26    Account Records.....................................................................-77-
                  11.27    Instruments and Chattel Paper.......................................................-78-
                  11.28    Inventory Records...................................................................-78-
                  11.29    Collateral Locations................................................................-78-
                  11.30    Disposal of Property................................................................-79-
                  11.31    Impairment Agreements...............................................................-79-
                  11.32    Management Fees.....................................................................-79-
                  11.33    Corporate Accounts..................................................................-80-
                  11.34    Financial Covenants.................................................................-80-
                  11.35    Gross Capital Expenditures..........................................................-80-
                  11.36    Leases..............................................................................-80-

         SECTION 12 CONDITIONS.................................................................................-81-
                  12.1     Term Loans and Initial Revolving Loans..............................................-81-
                  12.2     All Loans; LC Guaranties............................................................-82-

         SECTION 13 EVENTS OF DEFAULT AND THEIR EFFECT.........................................................-84-
                  13.1     Events of Default...................................................................-85-
                  13.2     Effect of Event of Default..........................................................-88-
                  13.3     Rights and Remedies Generally.......................................................-88-
                  13.4     Entry Upon Premises and Access to Information.......................................-89-
                  13.5     Sale or Other Disposition of Collateral by Lender...................................-89-
                  13.6     Notice to Account Debtors...........................................................-89-
                  13.7     Waiver of Demand....................................................................-90-
                  13.8     Waiver of Notice....................................................................-90-

         SECTION 14 GENERAL....................................................................................-90-
                  14.1     Waiver; Amendments..................................................................-90-
                  14.2     Confirmations.......................................................................-90-
                  14.3     Notices.............................................................................-90-
                  14.4     Costs, Expenses and Taxes...........................................................-91-
                  14.5     Indemnification.....................................................................-91-
                  14.6     Submission To Jurisdiction..........................................................-93-
                  14.7     Governing Law; Severability.........................................................-93-
                  14.8     Sale of Notes; Participations.......................................................-94-

                                      -iv-




                  14.9     Entry Into Agreement................................................................-94-
                  14.10    Legal Opinions......................................................................-94-
                  14.11    Jury Trial; Damage Waiver...........................................................-94-
                  14.12    Successors and Assigns..............................................................-94-
                  14.13    Marshalling.........................................................................-95-
                  14.14    Waivers With Respect to Other Instruments...........................................-95-
                  14.15    Retention of Borrower' Documents....................................................-95-
                  14.16    Survival of Warranties..............................................................-95-
                  14.17    Counterparts........................................................................-95-
                  14.18    Exceptions to Covenants.............................................................-96-
                  14.19    Construction........................................................................-96-
                  14.20    Reinstatement.......................................................................-96-
                  14.21    Entire Agreement....................................................................-96-
                  14.22    Acknowledgment......................................................................-96-
                  14.23    Confidentiality.....................................................................-97-
                  14.24    ....................................................................................-97-
                  Joint and Several Liability of Borrowers.....................................................-97-

                            SECURED CREDIT AGREEMENT


                  THIS SECURED CREDIT AGREEMENT (this "Agreement") dated as of May 12, 1999 is entered into among BROWNSTONE HOLDINGS, INC., a Delaware corporation ("Brownstone"), ECOLOGY KIDS, INC., a Delaware corporation ("Ecology Kids"), DIPLOMAT HOLDINGS, INC., a California corporation ("Diplomat") and LEW MAGRAM LTD., a New York corporation ("Lew Magram"); Brownstone, Ecology Kids, Diplomat and Lew Magram are hereinafter referred to, collectively, as "Borrowers" and individually, as a "Borrower"), FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("Lender") and DIPLOMAT DIRECT MARKETING CORPORATION, a Delaware corporation, in its capacity as funds administrator and borrowing agent for the Borrowers (in such capacity, the "Funds Administrator").

                                    RECITAL:

                  Borrowers desire to borrow from Lender and Lender desires to lend to Borrowers on the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto agree as follows:

                  SECTION 1 CERTAIN DEFINITIONS.

                  SECTION 1.1 Certain Definitions. When used herein, the following terms shall have the following meanings:

                           "Account Debtor" shall mean any Person who is or may
become obligated on or under an Account of any other Person.

                           "Accounts" shall mean, with respect to any Person,
all presently existing and hereafter arising or acquired accounts, accounts receivable, contracts, notes, drafts, acceptances, and other forms of obligations (including forms of obligations evidenced by Chattel Paper, Documents or Instruments of such Person) now or hereafter owned or held by or payable to such Person relating in any way to Inventory or arising from the sale or lease of Inventory or the rendering of services by such Person or howsoever otherwise arising, including the right to payment of any interest or finance charges with respect thereto; all such Goods that may be reclaimed or repossessed or returned to such Person; all of such Person's rights as an unpaid vendor, including stoppage in transit, reclamation, rescission, replevin, and sequestration; all pledged assets and all letters of credit, guaranty claims and Liens held by or granted to such Person to secure payment of any Accounts; all proceeds and products of all of the foregoing described properties and interests in properties; and all proceeds of insurance with respect thereto; and all customer lists, ledgers, books of account, records, computer programs, computer disks or tape files (including all microfilm), computer printouts, computer runs, and other computer prepared information relating to any of the foregoing. For purposes of this Agreement, the Credit Card Accounts shall also be included in this definition of Accounts.

                           "Affiliate" shall mean, with respect to any Person,
(a) any director (or Person holding the equivalent position) or officer (or Person holding the equivalent position) of such Person or of any Person described in clause (b) with respect to such Person, and (b) any other Person which, directly or indirectly, controls or is controlled by or under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Pension Plan). Lender shall not be deemed to be an Affiliate of any Borrower. A Person shall be deemed to be (x) "controlled by" any other Person if such other Person possesses, directly or indirectly, power (i) to vote 10% or more of the securities or equity interests having at the time of any determination hereunder voting power for the election of directors of such Person (or Persons holding equivalent positions); or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; or (y) "controlled by" or "under common control with" such other Person if such other Person is a member of the immediate family of such Person or is the executor, administrator, or other personal representative of such Person.

                           "Allocation Account" - see Section 2.14(b).

                           "Asset Sale" shall mean any sale, assignment,
conveyance, transfer or other disposition of any Property of any Borrower or any Subsidiary of any Borrower other than (i) any sale or lease of Inventory in the ordinary course of business, (ii) any sale of obsolete or unusable items of Equipment so long as the aggregate proceeds of all such sales do not exceed $100,000 in any Fiscal Year for all Borrower's combined and (iii) any sale or trade-in of obsolete or unusable items of Equipment which are promptly replaced with new items of Equipment of like function and comparable value to the obsolete or unusable items of Equipment when the same were new or not obsolete or unusable.

                           "Asset Sale Proceeds" shall mean the aggregate cash
proceeds payable to any Borrower or any Subsidiary of any Borrower in connection with any Asset Sale after deduction of all reasonable, customary and documented costs and expenses of such Asset Sale.

                           "Audit Fee" shall have the meaning ascribed thereto
in Section 5.5.

                           "Bank Agent Account" - see Section 6.2.

                           "Bank Agency Agreement" - see Section 6.1.

                           "Bankruptcy Code" shall mean Title 11, United States
Code, as amended from time to time.

                           "Borrowers" - see Preamble.

                           "Borrowing Availability" shall mean, at any time with
respect to any Borrower, the excess at such time of (a) the lesser of (i) such Borrower's Revolving Commitment Allocation or (ii) such Borrower's Borrowing Base over (b) such Borrower's Total Revolving and L/C Exposure.

                           "Borrowing Base" shall mean, at any time with respect
to any Borrower, an amount equal to the sum at such time of:

         For Brownstone:

                  (1) eighty-five percent (85%) of the face amount (less maximum discounts, credits, allowances and reserves which may have been taken by or granted to Account Debtors in connection therewith) of existing Eligible Accounts owing to such Borrower, plus

                  (2) the lesser of (a) $325,000 and (b) seventy percent (70%) of the face amount (less maximum discounts, credits, allowances and reserves which may have been taken by or granted to Account Debtors in connection therewith) of existing Eligible Deferred Billing Program Accounts owing to such Borrower, plus

                  (3) the lesser of (a) $275,000 and (b) one hundred percent (100%) of the amount of such Borrower's existing Cash In Transit, plus

                  (4) the lesser of (a) $4,000,000 and (b) the sum of (i) fifty-seven and one-half percent (57 1/2%) of the book value of all then existing Eligible Inventory (excluding Store Inventory) of such Borrower and determined at the lower of cost (determined on a first-in-first-out ("FIFO") basis) or market and (ii) the lesser of (A) $275,000 and (B) twenty percent (20%) of the book value of all then existing Eligible Inventory consisting of Store Inventory of such Borrower determined on a discounted cost (FIFO) basis, plus

                  (5) fifty-seven and one-half percent (57 1/2%) of the book value of all then existing Eligible LC Inventory of such Borrower determined at the lower of cost (determined on a FIFO basis) or market, plus

                  (6) fifty percent (50%) of Pledged Cash Collateral.


         For Diplomat: $-0-


         For Ecology Kids:

                  (1) seventy-five percent (75%) of the face amount (less maximum discounts, credits, allowances and reserves which may have been taken by or granted to

         Account Debtors in connection therewith) of existing Eligible Accounts owing to such Borrower, plus

                  (2) the lesser of (a) $800,000 and (b) fifty-seven and one-half percent (57 1/2%) of the book value of all then existing Eligible Inventory of such Borrower determined at the lower of cost (determined on a FIFO basis) or market, plus

                  (3) ten percent (10%) of Pledged Cash Collateral.

         For Lew Magram:

                  (1) eighty-five percent (85%) of the face amount (less maximum discounts, credits, allowances and reserves which may have been taken by or granted to Account Debtors in connection therewith) of existing Eligible Accounts owing to such Borrower, plus

                  (2) the lesser of (a) $1,175,000 and (b) seventy percent (70%) of the face amount (less maximum discounts, credits, allowances and reserves which may have been taken by or granted to Account Debtors in connection therewith) of existing Eligible Deferred Billing Program Accounts owing to such Borrower, plus

                  (3) the lesser of (a) $225,000 and (b) one hundred percent (100%) of the amount of such Borrower's existing Cash In Transit, plus

                  (4) the lesser of (a) $3,200,000 and (b) the sum of (i) fifty-seven and one-half percent (57 1/2%) of the book value of all then existing Eligible Inventory (excluding Store Inventory) of such Borrower and determined at the lower of cost (determined on a FIFO basis) or market and (ii) the lesser of (A) 225,000 and (B) twenty percent (20%) of the book value of all then existing Eligible Inventory consisting of Store Inventory of such Borrower consisting of Store Inventory and determined on a discounted cost (FIFO) basis, plus

                  (5) fifty-seven and one-half percent (57 1/2%) of the book value of all then existing Eligible LC Inventory of such Borrower determined at the lower of cost (determined on a FIFO basis) or market, plus

                  (6) forty percent (40%) Pledged Cash Collateral.

                           "Borrowing Base Certificate" shall mean a certificate
in substantially the form of Exhibit A, duly certified by the chief financial officer or executive vice president of the Funds Administrator.

                           "Business Day" shall mean any day of the year (other
than any Saturday or Sunday) on which the Federal Reserve Bank of Chicago, Illinois is open for business in Chicago, Illinois.

                           "Cap Amount" shall mean, at any time with respect to
each Borrower, the sum of the reimbursement obligations allocable to such Borrower pursuant to Section 2.14 hereof and guaranteed by each LC Guaranty at the time of its issuance (such amount, with respect to any LC Guaranty, being herein called the "Relevant Cap"); it being understood that:

         (a) the Relevant Cap with respect to any LC Guaranty shall be reduced from time to time by the Stated Amount of a Permitted LC covered thereby if Lender shall have received evidence satisfactory to Lender that the following conditions have been satisfied: (i) such Permitted LC shall have terminated or expired in accordance with its terms, or (ii) such Permitted LC shall have been surrendered to the Issuer thereof and canceled, or (iii) if such Permitted LC shall have been drawn upon, the Issuer thereof shall have been fully reimbursed for the amount of such draw or (iv) such Issuer shall have consented in writing to a reduction, equal to such Stated Amount in such Relevant Cap; and

         (b) the Relevant Cap with respect to any LC Guaranty may be increased from time to time by the Stated Amount of a Permitted LC to be covered thereby if Lender shall have received evidence satisfactory to Lender that such Permitted LC shall be issued in a manner permitted by this Agreement concurrently with such increase;

provided, that in no event shall the aggregate Cap Amount of all Borrowers exceed at any time $1,500,000; and provided, further, that for purposes of determining the Cap Amount for each Borrower, each LC Guaranty issued hereunder shall be included unless the applicable Issuer shall have acknowledged in writing that Lender shall have no further obligations thereunder or Lender shall have received other assurances from the applicable Issuer that Lender shall have no further obligations thereunder.

                           "Capitalized Leases" shall mean, with respect to any
Person at any time, any lease which, in accordance with GAAP, is required to be capitalized on the balance sheet of such Person at such time, and Capitalized Lease Obligations shall mean, with respect to any Person at any time, the aggregate amount which, in accordance with GAAP, is required to be reported as a liability on the balance sheet of such Person at such time as lessee under Capitalized Leases.

                           "Cash Collateral Pledge Agreements" shall mean any
pledge or security agreement relating to Pledged Cash Collateral, as the same may, in each case, be amended, modified, supplemented or replaced from time to time.

                           "Cash Equivalents" shall mean any or all of the
following: obligations of, or guaranteed as to interest and principal by, the United States Government maturing within 90 days after the date on which such obligations are purchased; open market commercial paper of any corporation (other than any Borrower or any of Borrower's Affiliates) incorporated under the laws of the United States of America or any State thereof or the District of Columbia rated "Prime-1" or its equivalent by Moody's Investors Service Inc. and "A-1" or its equivalent by Standard & Poor's Corporation; or certificates of deposit maturing within 90 days after the issuance thereof issued by commercial banks organized under the laws of the United States of America or of any political subdivision thereof and either having a combined capital and surplus in excess of $500,000,000.

                           "Cash Instruments" shall mean all cash, checks,
drafts and other similar writings for the payment of money.

                           "Cash In Transit" shall mean, at any time with
respect to each Borrower, all collected funds in any Depositary Account (i) attributable to such Borrower, (ii) subject to a Depositary Account Agreement and (iii) as from time to time reported to such Borrower in a daily account summary provided by a Depository Bank to Borrower or Funds Administrator and attached to the then current Borrowing Base Certificate.

                           "Change of Control" shall mean (i) failure of Parent
to own, legally and beneficially, one hundred percent of the issued and outstanding capital stock of any Borrower or (ii) when any Person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, other than Parent, Borrowers, any of their wholly-owned Subsidiaries or any of their employee benefit plans, becomes the beneficial owner of the Parent's Equity Interests having fifty percent (50%) or more of the combined voting power of the then outstanding Equity Interests of the Parent that may be cast for the election of directors of the Parent (other than as a result of issuance of Equity Interests initiated by Parent in the ordinary course of business), or (iii) two-thirds of the Parent's Board of Directors is removed or not re-elected, or (iv) any two of Stephanie Sobel (Senior Vice President of Merchandising), Jonathan Rosenberg (President and CEO), and Warren Golden (Executive Vice President and COO), shall resign or be terminated, other than for cause and other than as a result of death or disability, from their respective current offices and capacities with the Parent and the Borrowers, and a successor or successors acceptable to Lender shall not have been elected or appointed, as applicable, within ninety (90) days after such resignation or termination; provided, that if no such successor is elected or appointed, as applicable, an Event of Default shall be deemed to have occurred and be continuing from and after the date of such resignation or termination.

                           "Chattel Paper" shall mean, with respect to any
Person, any "chattel paper," as such term is defined in the UCC, now owned or hereafter acquired by such Person, wherever located.

                           "Closing Date" shall mean the date on which the
initial Loans hereunder are made.

                           "Code" shall mean the Internal Revenue Code of 1986,
as amended from time to time, and any replacements thereof.

                           "Collateral" shall mean all property and/or rights on
which a Lien is granted to Lender (or to any agent, trustee or other party acting on behalf of Lender) to secure all or any of the Liabilities, including any such Lien pursuant to this Agreement or any of the Collateral Documents or any other agreements, instruments or documents provided for herein or therein or delivered or to be delivered hereunder or thereunder or in connection herewith or therewith.

                           "Collateral Access Agreements" shall mean (i) any
landlord waivers, mortgagee waivers, bailee letters or any similar acknowledgment agreements of any warehouseman or processor in possession of Inventory and (ii) acknowledgment agreements of any servicer of the Mailing Lists, in each case in a form reasonably acceptable to Lender.

                           "Collateral Documents" shall mean, collectively, the
Security Agreement, the Pledge Agreements, the Guaranties, the Cash Collateral Pledge Agreements, the Subordination Agreement, the Collateral Access Agreements, the Bank Agency Agreement, the Depositary Account Agreements, the LC Guaranties, the LC Reimbursement Agreements, any Uniform Commercial Code financing statements, and any and all other documents provided for in Section 9 or otherwise pursuant to which a Lien is granted to Lender (or to any agent, trustee, or other party acting on behalf of Lender) as security for any of the Liabilities, and all agreements, instruments and documents, including, without limitation, this Agreement and any security agreements, loan agreements, notes, guarantees, mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, subordination agreements, pledges, powers of attorney, consents, assignments, intercreditor agreements, mortgagee waivers, reimbursement agreements, contracts, notices, leases, financing statements, whether heretofore, now or hereafter executed by or on behalf of any one or more of the Borrowers in connection with the Liabilities, in each case as the same may be amended, modified, continued or supplemented from time to time.

                           "Collected Balance" - see Section 7.2.

                           "Commitments" shall mean the Letter of Credit
Commitment, the Term A Commitment, the Term B Commitment and the Revolving Commitment, and "Commitment" shall mean any thereof.

                           "Compliance Certificate" - see Section 11.1(e).

                           "Congress" shall mean Congress Financial Corporation.

                           "Congress LC Liabilities" shall mean the obligations
of the Borrowers to reimburse Congress for those letters of credit described in the pay-off letter from Congress dated as of May 12, 1999.

                           "Consolidated Entity" shall mean Parent and those of
its Subsidiaries consolidated with it for purposes of financial reporting in accordance with GAAP, including, in any event, each of the Borrowers.

                           "Consumer" shall mean any Person who purchases
"consumer goods" as defined by the UCC.

                           "Contingent Obligation" shall mean, with respect to
any Person, the undrawn face amount of any letters of credit issued for the account of such Person and shall also mean any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, letters of credit or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the financial condition or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the obligee under any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the obligee under such primary obligation against loss in respect thereof; provided, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation or, where such Contingent Obligation is specifically limited to a portion of any such primary obligation, that portion to which it is limited or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                           "Contract" shall mean, with respect to any Person,
each agreement of such Person with respect to the sale of goods or services by such Person.

                           "Contractual Obligation" shall mean, with respect to
any Person, any provision of any security issued by such Person or of any agreement, document, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                           "Controlled Group" shall mean, collectively,
Borrowers and any corporation, trade, business or other Person that is, along with any of the Borrowers, a member of a controlled group of Persons or a controlled group of trades or businesses or an affiliated service group as described in sections 414(b), 414(c) and 414(m), respectively, of the Code or in section 4001 of ERISA.

                           "Credit Card Service Agreement" shall mean each
agreement between any Borrower and any Credit Card Servicer for the servicing, collection and payment of credit card sales.

                           "Credit Card Servicers" shall mean American Express
Travel Related Services Company, Inc., Paymentech Merchant Services, Inc., NOVUS Services, Inc., and Shopper's Charge Accounts Co., a division of Hudson United Bank and any other Person which contracts with any Borrower after the Closing Date for the servicing, collection and payment of credit card sales.

                           "Default Interest Period" - see Section 4.2(b).

                           "Default Rate" - see Section 4.2(a).

                           "Deferred Billing Program Accounts" shall mean, with
respect to any Borrower, those specific Accounts of such Borrower with respect to which the Consumer Account Debtors thereunder are permitted to pay, at a future date, for Inventory purchased from such Borrower.

                           "Depositary Account" shall mean, with respect to any
Borrower, each depositary account maintained by such Borrower solely for the purpose of depositing Cash Instruments.

                           "Depositary Account Agreement" - see Section 6.1.

                           "Depository Bank" shall mean each bank which
maintains a Depositary Account for any Borrower and which has executed a Depositary Account Agreement in form and substance satisfactory to Lender.

                           "Documents" shall mean, with respect to any Person,
any "documents" as such term is defined in the UCC, now owned or hereafter acquired by such Person wherever located.

                           "Dollar(s)" and the sign "$" shall mean lawful money
of the United States of America.

                           "EBITDA" shall mean, for any period, Net Income for
such period, plus, to the extent deducted in computing such Net Income, the sum of (a) all Federal, state, local and foreign income tax expense, (b) Interest Expense, (c) depreciation and amortization expenses, and (d) any extraordinary pre-tax non-cash losses, minus, to the extent added in computing such Net Income, (i) any interest income and (ii) any extraordinary pre-tax non-cash gains, all as determined for the Consolidated Entity in accordance with GAAP.

                           "Eligible Accounts" shall have the meaning ascribed
thereto in Section 9.1(a).

                           "Eligible Deferred Billing Program Accounts" shall
have the meaning ascribed thereto in Section 9.1(b).

                           "Eligible Inventory" shall have the meaning ascribed
thereto in Section 9.4.

                           "Eligible LC Inventory" shall mean, with respect to
any Borrower, Inventory of such Borrower which is being shipped pursuant to a Letter of Credit and which, except for the requirements regarding location of Inventory in clauses (iv) and (ix) of Section 9.4 hereof, would otherwise constitute Eligible Inventory.

                           "Employee Benefit Plan" shall mean any "employee
benefit plan," as defined under Section 3(3) of ERISA or any other plan, policy, program, arrangement or agreement, whether or not written, with respect to current employees, former employees, independent contractors or leased employees, as defined in Code ss. 414(n), or the beneficiaries or dependents thereof, which is or has been maintained by any Borrower or a current or past member of the Controlled Group or as to which any Borrower or any current or past member of the Controlled Group otherwise has or could have any liability.

                           "Equipment" shall mean, with respect to any Person,
all of such Person's machinery, equipment and furniture of every kind and nature, trade fixtures and fixtures not forming a part of real property, all whether now owned or hereafter acquired, and wherever situated, together with all appurtenances, additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

                           "Equity Interests" shall mean, with respect to any
Person, all of the membership interests, capital stock and options, warrants and other rights to acquire membership interests, capital stock or other equity interests of such Person.

                           "Equity Sale" shall mean any capital contribution to,
or any issuance, sale, give away, conveyance, transfer or other disposition of any of its Equity Interests by any Borrower, any Subsidiary of any Borrower or Parent, or any other change in the capital structure of any Borrower, any Subsidiary of any Borrower or Parent which occurs on or after December 31, 1998 other than as described in Schedule 1.1(a) hereof.

                           "Equity Sale Proceeds" shall mean the aggregate cash
proceeds paid or payable to any Borrower, any Subsidiary of any Borrower or Parent in connection with any Equity Sale, after deduction of all reasonable, customary and documented costs and expenses of such Equity Sale.

                           "ERISA" shall mean the Employee Retirement Income
Security Act of 1974, as amended.

                           "Event of Default" shall mean any of the events or
conditions described in Section 13.1.

                           "Facility" shall mean the facilities of the
respective Borrowers listed on Schedule 10.29.

                           "Final Maturity Date" shall mean the earlier of (i)
May 13, 2002 and (ii) the date upon which the Liabilities are declared due pursuant to Section 13.2 hereof.

                           "fiscal quarter" shall mean each fiscal quarter of
the Consolidated Entity for financial accounting purposes, which ends on a date designated in Schedule 11.23.

                           "Fiscal Year" shall mean each fiscal year of the
Consolidated Entity for financial accounting purposes which ends on the dates designated in Schedule 11.23.

                           "Fixed Charge Coverage Ratio" shall mean, for any
period, the ratio for such period of (i) an amount equal to (a) EBITDA for such period, less (b) Net Capital Expenditures, less (c) income taxes paid or payable with respect to such period directly to any governmental authority incurred during such period, to (ii) Total Fixed Charges, all as determined for the Consolidated Entity in accordance with GAAP.

                           "Fixtures" shall mean, with respect to any Person,
all "fixtures" as such term is defined in the UCC, now owned or hereafter acquired by such Person, wherever located.

                           "Force Majeure" shall mean acts of God, acts of
public enemies, insurrections, riots, civil disturbances, strikes, boycotts, other direct consequences of a labor dispute, other industrial disturbances, fires, explosions, floods, epidemics, quarantine restrictions, shortages of materials, equipment or transportation, freight embargoes, power or utility failures, orders or acts, or failures to act, of civil or military authority or other similar causes beyond the control of Borrowers.

                           "Funds Administrator" - see Preamble.

                           "GAAP" shall mean generally accepted accounting
principles in the United States of America as in effect from time to time consistently applied.

                           "General Intangibles" shall mean, with respect to any
Person, any "general intangibles" as defined in the UCC of such Person.

                           "Gross Capital Expenditures" shall mean, for any
period, the aggregate of all expenditures incurred by the Consolidated Entity determined on a consolidated basis in respect of the purchase or other acquisition of fixed or capital assets during such period, without any deduction for trade-ins, salvage values, resales or similar recoveries, including the amount which, in accordance with GAAP, is or should be initially posted to a balance sheet of the Consolidated Entity with respect to Capitalized Leases.

                           "Guaranties" shall mean the Parent Guaranty, the
Rubin Guaranty and all other guaranties of the Liabilities.

                           "Guarantors" shall mean Parent, Robert Rubin and each
other guarantor of the Liabilities.

                           "Hazardous Material" shall mean: (a) any "hazardous
substance" as now defined pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C.A. ss. 9601(14), as amended by the Superfund Amendments and Reauthorization Act ("SARA"), and including any judicial interpretations thereof; (b) any "pollutant or contaminant" as defined in 42 U.S.C.A. ss. 9601(33); (c) any material now defined as "hazardous waste" pursuant to 40 C.F.R. Part 261; (d) any petroleum, including crude oil and any fraction thereof; (e) natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel; (f) any "hazardous chemical" as defined pursuant to 29 C.F.R. Part 1910; (g) any asbestos, polychlorinated biphenyl
(PCB), or isomer of dioxin, or any material or thing containing or composed of such substance or substances; and (h) any other substance, regardless of physical form, that is subject to any past, present or future Federal, state or local governmental statute, rule or regulation relating to the protection of human health, plant life, animal life, natural resources, property or the reasonable enjoyment of life or property from the presence in the environment of any solid, liquid, gas, odor or any form of energy, from whatever source.

                           "Indebtedness" shall mean, with respect to any
Person, the following, without duplication, of such Person: (a) indebtedness for borrowed money or for the deferred purchase price of property or services (other than deferred compensation to employees and trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), whether on open account or evidenced by a note, bond, debenture or similar instrument, (b) obligations under Capitalized Leases, (c) reimbursement obligations for letters of credit, banker's acceptances or other credit accommodations, whether drawn or undrawn, (d) liabilities, as determined by Lender, under any interest rate agreement, (e) Contingent Obligations and (f) Indebtedness secured by any Lien on any property of such Person, even if such Person has not assumed such Indebtedness.

                           "Indebtedness to be Refinanced" - see Section
12.1(j).

                           "Intangible Assets" shall mean licenses, franchises,
Mailing Lists, customer names, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, computer software rights, goodwill and research and development expense or other intangibles shown on the balance sheet of the Consolidated Entity.

                           "Instrument" shall mean, with respect to any Person,
any "instrument" as defined in the UCC, now owned or hereafter acquired by such Person, wherever located, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper of such Person.

                           "Intellectual Property" shall mean, with respect to
any Person, all of such Person's present and future designs, patents, patent rights and applications therefor, technology, trademarks and registrations or applications therefor, service marks, trade names, inventions, copyrights and all applications and registrations therefor, advertising matter, software or computer programs, license rights, trade secrets, methods, processes, logos, knowhow, drawings, specifications, descriptions and licenses with respect thereto, and all memoranda, notes, and records with respect to any research and development, whether now owned or hereafter acquired by such Person, and proceeds of all of the foregoing, including proceeds of insurance policies thereon.

                           "Interest Coverage Ratio" shall mean, for any period,
the ratio for such period of (i) EBITDA to (ii) Interest Expense, all as determined for the Consolidated Entity in accordance with GAAP.

                           "Interest Expense" shall mean, for any period, the
gross interest expense accrued or paid by the Consolidated Entity during such period, determined in accordance with GAAP. For the purposes of the foregoing, gross interest expense shall be determined after giving effect to any net payments made or received by the Consolidated Entity with respect to interest rate protection agreements.

                           "Interest Period" shall mean with respect to any
LIBOR Rate Loan, a period of one, three or six months commencing on a Business Day selected by the Funds Administrator pursuant to this Agreement. Each such Interest Period shall end on (but exclude) the date which numerically corresponds to such date one, three or six months thereafter, provided, however, that if there is no such numerically corresponding day in such next, third or sixth succeeding month, such Interest Period shall end on the first Business Day of the month next succeeding such next, third or sixth succeeding month. If any Interest period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day.

                           "Inventory" shall mean, as to any Person, all of the
inventory of such Person of every kind and description, now or at any time hereafter owned by or in the custody or possession, actual or constructive, of such Person, wherever located, including all merchandise, raw materials, parts, supplies, work-in-process and finished goods intended for sale, together with all the containers, packing, packaging, shipping and similar materials related thereto, and including such inventory as is temporarily out of such Person's custody or possession, including inventory on the premises of other Persons and items in transit, and including any goods reclaimed, returned or repossessed upon any Accounts, Documents, Instruments or Chattel Paper relating to or arising from the sale of inventory, and all substitutions and replacements therefor, and all additions and accessions thereto, and all ledgers, books of account, records, computer printouts, computer runs, microfilm, microfiche and other computer-prepared information relating to any of the foregoing, and any and all proceeds of any of the foregoing, including proceeds of insurance policies thereon.

                           "Investment Property" shall mean, with respect to any
Person, all "investment property" as defined in Section 9-115 of the Uniform Commercial Code in those jurisdictions in which such definition has been adopted and shall include (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of such Person, including the rights of such Person to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts held by such Person; (iv) all commodity contracts held by such Person; and (v) all commodity accounts held by such Person.

                           "Issuer" shall mean LaSalle Bank National
Association, or any other financial institution which any Borrower, from time to time with the prior written consent of Lender, may select to issue Permitted LCs.

                           "LC Exposure" shall mean, at any time with respect to
any Borrower, the sum of (a) the Cap Amount of such Borrower at such time, plus
(b) the then aggregate amount of outstanding Reimbursement Obligations allocable to such Borrower pursuant to Section 2.14 hereof.

                           "LC Guaranty" - see Section 2.1(c).

                           "LC Guaranty Request" - see Section 12.2(c).

                           "LC Reimbursement Agreement" - see Section 2.1(d).

                           "LC Utilization" - see Section 5.4.

                           "Lease Obligations" shall mean, at any date, the
rental commitments of a Person under leases for real and/or personal property (including taxes, insurance, maintenance and similar expenses which such Person is obligated to pay under the terms of said leases) on such date, whether or not such obligations are reflected as liabilities or commitments on a balance sheet of such Person or in the notes thereto, excluding, however, Capitalized Lease Obligations of such Person.

                           "Lender" - see Preamble.

                           "Lender Party" - see Section 14.5.

                           "Letter of Credit" shall mean a letter of credit
issued by an Issuer for the account of a Borrower pursuant to an LC Reimbursement Agreement.

                           "Letter of Credit Commitment" - see Section 2.1(d).

                           "Liabilities" shall mean all of the following, in
each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing or arising, or due or to become due: (i) all liabilities, obligations and indebtedness to Lender of any one or more of the Borrowers and their respective successors and assigns under or in connection with this Agreement, any Note, any Letter of Credit, any LC Guaranty, or any of the other Related Documents, (ii) all other liabilities, obligations and indebtedness of any one or more of the Borrowers to Lender, whether or not arising out of or in connection with this Agreement, any Note, or the other Related Documents, and (iii) all other obligations of any one or more of the Borrowers or their respective successors and assigns to Lender in connection with the Related Transactions.

                           "LIBOR Interest Payment Date" shall mean, with
respect to any LIBOR Rate Loan, the fifteenth day of each month and the last day of each Interest Period applicable thereto, commencing with the first of such dates to occur after the making of such Loan.

                           "LIBOR Interest Rate Determination Date" shall mean
each date of determining the LIBOR Rate with respect to an Interest Period which date shall be the first Business Day prior to the first day of the applicable Interest Period for any LIBOR Rate Loan.

                           "LIBOR Rate" shall mean, for any Interest Period, an
interest rate per annum obtained by dividing (i) the rate of interest published in The Wall Street Journal on the LIBOR Interest Rate Determination Date in the column captioned "Money Rates" under the heading "London Interbank Offered Rates (LIBOR)", with respect to a time period equal to such Interest Period, by (ii) a percentage equal to 100% minus the LIBOR Reserve Percentage, if any, in effect on the applicable LIBOR Interest Rate Determination Date; provided, however, that if such publication is not available or such rate is not set forth therein, the LIBOR Rate shall be determined on the basis of any other source determined by Lender in its reasonable discretion.

                           "LIBOR Rate Loans" shall mean, collectively, LIBOR
Rate Term Loans and LIBOR Rate Revolving Loans.

                           "LIBOR Rate Revolving Loan" shall mean a Revolving
Loan which bears interest for a specific Interest Period based on the LIBOR
Rate.

                           "LIBOR Rate Term Loan" shall mean that portion of any
Term Loan which bears interest for a specific Interest Period based on the LIBOR Rate.

                           "LIBOR Reserve Percentage" shall mean, for any day,
the aggregate of the rates (expressed as a decimal) of any reserve requirements current on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulation promulgated by the Board of Governors of the Federal Reserve System (or any successor thereto) as in effect from time to time dealing with reserve requirements prescribed for eurocurrency funding, including any reserve requirements with respect to "eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System.

                           "Lien" shall mean, when used with respect to any
Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any security interest, mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, chattel mortgage, assignment, pledge, retention of security title, financing or similar statement or notice or arising as a matter of law, judicial process or otherwise.

                           "Loans" shall mean, collectively, all Revolving
Loans, the Term A Loan and the Term B Loan, and "Loan" shall mean any thereof.

                           "Lockbox" - see Section 6.2(a).

                           "Loss Property" - see Section 7.6.

                           "Loss Proceeds" - see Section 7.6.

                           "Mailing Lists" shall mean [the proprietary mailing
lists of any Borrower which are serviced, on the date hereof, by data processing servicers MBS Multinode and First Data Solutions.

                           "Manager" shall mean First Source Financial, Inc., a
Delaware corporation, and its successors and assigns, as manager of Lender.

                           "Master Accounts" - see Section 6.2(a).

                           "Master Account Bank" shall mean each bank and other
entity serving in the capacity of agent for Lender under the Bank Agency Agreement (including any successor Bank Agency Agreement). Initially the Master Account Bank shall mean LaSalle Bank National Association, a national banking association.

                           "Master Agents" - see Section 14.23.

                           "Master Lender" - see Section 14.23.

                           "Material Adverse Effect" shall mean (a) a material
adverse effect on the financial condition, operations, assets, business or prospects of any Borrower, any Subsidiary of any Borrower or Parent, or (b) a material impairment of the ability of any Borrower, any Subsidiary of any Borrower or Parent to perform its obligations in connection with this Agreement or any of the Related Documents to which it is a party or of Lender to enforce or collect any of the Liabilities.

                           "Material Contract" - see Section 10.6.

                           "Material Intellectual Property Right" - see Section
10.14.

                           "Monthly Report" shall have the meaning ascribed
thereto in Section 11.1(m).

                           "Multiemployer Plan" shall mean any "multiemployer
plan" within the meaning of Section 3(37) or 4001(a)(3) of ERISA to which any Borrower or a current or past member of the Controlled Group is making or has made contributions, or as to which any Borrower or any current or past member of the Controlled Group otherwise has or could have any liability.

                           "Net Capital Expenditures" shall mean for any period
Gross Capital Expenditures minus proceeds from Permitted Purchase Money Debt (as hereinafter defined) used to finance Gross Capital Expenditures.

                           "Net Income" shall mean, for any period, net income
or loss of the Consolidated Entity as it would appear on an income statement of the Consolidated Entity for such period prepared in accordance with GAAP, less, to the extent not subtracted from gross income in computing net income, the amounts paid or payable by Parent under Section 11.10(b)(iii) hereof.

                           "Net Worth" shall mean total assets minus total
liabilities of the Consolidated Enity as it would appear on a balance sheet of the Consolidated Entity prepared in accordance with GAAP.

                           "Note" and "Notes" shall mean Term Note A, Term Note
B and the Revolving Note, or any of them.

                           "Operating Accounts" - see Section 6.2(b).

                           "Organization Documents" of a Person shall mean, as
applicable, the articles or certificate of incorporation, articles of organization, operating agreement, bylaws, partnerships agreement and all other organization documents of such Person.

                           "Parent" shall mean Diplomat Direct Marketing
Corporation, a Delaware corporation.

                           "Parent Guaranty" shall mean the Guaranty executed by
Parent in favor of Lender dated even date herewith.

                           "PBGC" shall mean Pension Benefit Guaranty
Corporation, and any entity succeeding to any or all of its functions under ERISA.

                           "Pension Plan" shall mean any "employee pension
benefit plan", as such term is defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is (a) subject to Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA and (b) is or has been maintained by any Borrower or a current or past member of the Controlled Group, or as to which any Borrower or any member of the Controlled Group otherwise has or could have any liability.

                           "Permitted LC" shall mean a Letter of Credit issued
with Lender's prior written consent; provided, that (a) each such Letter of Credit shall expire pursuant to its terms on or before the Revolving Loan Termination Date, (b) at no time shall aggregate Total Revolving and LC Exposure of the Borrowers exceed the amount of the Revolving Commitment in effect at such time, (c) any Borrower's reimbursement obligations with respect to each such Letter of Credit shall be secured by an LC Guaranty and (d) Lender and the respective Issuer shall have agreed in writing that the Relevant Cap for such LC Guaranty shall be increased by an amount equal to the Stated Amount of such Letter of Credit.

                           "Permitted Liens" shall mean any of the following
                   Liens:

                           (a) Liens in favor of Lender, granted pursuant to the
                   Collateral Documents;

                           (b) Liens (i) in connection with the acquisition of
                   fixed assets after the date hereof and attaching only to the Property being acquired, if the Indebtedness secured thereby is incurred in connection with the acquisition and does not exceed eighty percent (80%) of the fair market value of such Property at the time of acquisition thereof, and (ii) Liens on property being leased pursuant to leases which are Capitalized Lease Obligations permitted under this Agreement, provided that the aggregate outstanding amount of all such Indebtedness and Capitalized Lease Obligations described in the preceding clauses (i) and (ii) does not at any time exceed $1,000,000 ("Permitted Purchase Money Debt");

                            (c) Liens for current taxes or other governmental
                  charges or levies which are not delinquent or are being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP;

                           (d) mechanic's, worker's, materialmen's and other
                  like Liens arising in the ordinary course of business in respect of obligations which are not delinquent or which are being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP;

                           (e) Liens arising in the ordinary course of business
                  for sums being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, or for sums not due, and in any case not involving any deposits or advances for borrowed money or the deferred purchase price of Property or services;

                           (f) zoning ordinances, easements, licenses,
                  reservations, covenants, conditions or restrictions on the use of real property which, in Lender's determination, are not violated by existing uses or improvements, do not in the aggregate interfere with the use of the related real property and do not adversely affect the marketability of the title to the related real property;

                           (g) Liens incurred in the ordinary course of business
                  in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits;

                           (h) the Lien in favor of Congress on cash collateral
                  to secure the Congress LC Liabilities;

                           (i) the Lien to secure Subordinated Debt pursuant to
                  and under the terms described in the Subordination Agreement; and

                           (j)      Liens shown on Schedule 10.5.

                           "Person" shall mean any natural person, corporation,
firm, partnership, limited liability company, limited liability partnership, firm, trust, association, government, governmental agency, Employee Benefit Plan or other entity, whether acting in an individual, fiduciary or other capacity.

                           "Pledge Agreements" shall mean the (i) Pledge
Agreement from Parent and (ii) Pledge Agreement from Robert Rubin, each in favor of Lender dated of even date herewith, as the same may, in each case, be amended, modified, supplemented or replaced from time to time.

                           "Pledged Cash Collateral" shall mean any certificates
of deposit or other deposits or depositary accounts (i) pledged by Robert Rubin to Lender and maintained at the Master Account Bank pursuant to a pledge or security agreement in form and substance satisfactory to the Lender and the Master Account Bank and (ii) in which Lender shall have a valid and perfected first priority Lien.

                           "Preferred Stock Documents" shall mean the
Certificates of Designation (as amended and filed with the Delaware Secretary of State) for Series B, C, D, E and F Preferred Stock of Parent.

                           "Prime Rate" shall mean the highest "prime rate" of
interest reported, from time to time, by The Wall Street Journal; provided, that in the event that The Wall Street Journal ceases to be published or to report rates of the aforesaid type, the "Prime Rate" shall be determined from a comparable source chosen by Lender in good faith. The "Prime Rate" shall change effective on the date of the publication of any change in the applicable index by which such "Prime Rate" is determined.

                           "Prime Rate Loans" shall mean Loans or the portion
thereof which bear interest determined by reference to the Prime Rate.

                           "Prime Rate Revolving Loan" shall mean a Revolving
Loan which bears interest based on Prime Rate.

                           "Prime Rate Term Loan" shall mean that portion of any
Term Loan which bears interest based on the Prime Rate.

                           "Property" shall mean all types of real, personal or
mixed property and all types of tangible or intangible property.

                           "Real Estate" of a Person shall mean the real
property, mineral rights, leasehold or other interests in real property together with any purchase options and other rights related to such leaseholds or other interests owned, leased, used or operated now or hereafter by such Person, all Fixtures and personal property used in conjunction therewith and such Person's rights to leases, rents and profits with respect thereto.

                           "Reimbursement Obligations" - see Section 2.12(a).

                           "Related Documents" shall mean, collectively, the
Notes, this Agreement and the Collateral Documents, in each case as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof or thereof.

                           "Related Transactions" shall mean all transactions
contemplated by this Agreement and the Related Documents, including, without limitation, the making of any Loans and the granting of Liens on the Collateral to secure the Liabilities.

                           "Reportable Event" shall have the meaning given to
such term under Section 4043 of ERISA or the regulations issued thereunder.

                           "Requirement of Law" for any Person shall mean the
corporate charter and by-laws or other Organization Documents of such Person, and any law, treaty, rule, ordinance or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its Property is subject.

                           "Responsible Officer" shall mean, for any Person, the
chief executive officer or chief operating officer of such Person.

                           "Revolving Commitment" - see Section 2.1(c).

                           "Revolving Commitment Allocation" shall mean, with
respect to any Borrower, that portion of the Revolving Commitment which may be utilized by such Borrower for Revolving Loans and LC Guaranties as set forth below:

--------------------------------------------------------------------------------
Borrower                                        Revolving Commitment Allocation
--------------------------------------------------------------------------------
Brownstone                                      $5,500,000
--------------------------------------------------------------------------------
Ecology Kids                                    $1,800,000
--------------------------------------------------------------------------------
Lew Magram                                      $5,700,000
--------------------------------------------------------------------------------
Diplomat                                        $-0-
--------------------------------------------------------------------------------
Total                                           $13,000,000
--------------------------------------------------------------------------------

                           "Revolving Loan" - see Section 2.1(c).

                           "Revolving Loan Termination Date" - see Section
2.1(c).

                           "Revolving Note" - see Section 3.3.

                           "Rubin Guaranty" shall mean the Guaranty executed by
Robert Rubin in favor of the Lender and dated even date herewith.

                           "Security Agreement" - shall mean the Security
Agreement of the Borrowers made in favor of the Lender dated of even date herewith, as the same may be amended, modified, supplemented or replaced from time to time.

                           "Solvent" with respect to any Person on any date of
determination, shall mean that (i) the fair saleable value of such Person's Property is in excess of the total amount of the present value of its Liabilities (including for purposes of this definition all liabilities, whether or not reflected on a balance sheet prepared in accordance with Generally Accepted Accounting Principles, and whether direct or indirect, fixed or contingent, liquidated or unliquidated, secured or unsecured, disputed or undisputed), (ii) such Person is able to pay its debts or obligations in the ordinary course as they mature, and (iii) such Person has capital sufficient to carry on its business as conducted and as proposed to be conducted. In computing the amount of contingent, unliquidated or disputed liabilities at any time, such liabilities will be computed at the amount which, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. "Solvency" shall have a correlative meaning.

                           "Store Inventory" shall mean Inventory of any
Borrower which is located at a store of such Borrower maintained for sales to Consumers.

                           "Subordinated Debt" shall have the meaning assigned
to that term in the Subordination Agreement.

                           "Subordinated Debt Documents" shall have the meaning
assigned to that term in the Subordination Agreement.

                           "Subordination Agreement" shall mean that certain
Intercreditor and Subordination Agreement dated of even date herewith between FINOVA Mezzanine Capital Inc. and Lender.

                           "Subsidiary" shall mean, with respect to any Person
(herein referred to as the "parent"), any corporation, association or other business entity (whether now existing or hereafter organized) of which at least a majority of the securities or other ownership interests having ordinary voting power for the election of directors (or their equivalent under the laws of the jurisdiction of organization of such person) is, at the time any determination is being made, owned or controlled by the parent or one or more subsidiaries of the parent or by parent and one or more subsidiaries of the parent.

                           "Term A Commitment"  - see Section 2.1(a).

                           "Term B Commitment"  - see Section 2.1(b).

                           "Term A Loan" - see Section 2.1(a).

                           "Term B Loan" - see Section 2.1(b).

                           "Term Loans" shall mean the Term A Loan and the Term
B Loan, and "Term Loans" shall mean any of them.

                           "Term Note A" - see Section 3.1.

                           "Term Note B" - see Section 3.2.

                           "Total Fixed Charges" shall mean, for any period, the
sum of (i) all scheduled payments of interest or principal on account of Indebtedness of the Consolidated Entity, including any and all penalties, premiums, prepayment fees or the like thereon (including without limitation any scheduled payments on the Term Loans with respect to such period, plus (ii) to the extent not subtracted in determining Net Income and without double counting, all amounts paid by the Consolidated Entity with respect to such period (A) to purchase, redeem or otherwise acquire any Equity Interests, or (B) in respect of the purchase of or satisfaction of any principal installment or any Indebtedness of any Affiliate of any Borrower, all as determined for the Consolidated Entity in accordance with GAAP. Nothing contained herein shall be deemed to permit any Borrower or any Subsidiary of any Borrower to take any action otherwise prohibited by this Agreement. For purposes of the foregoing, (1) "scheduled payments" shall not include repayments of Loans pursuant to Section 7.3 and (2) prepayments of Indebtedness and redemptions of Equity Interests made with Equity Sale Proceeds and permitted by this Agreement shall not be included in the calculation of Total Fixed Charges, except to the extent regularly scheduled payments of principal were otherwise required during the period such prepayment occurred.

                           "Total Revolving and LC Exposure" shall mean, at any
time with respect to any Borrower, the sum of (a) such Borrower's LC Exposure, if any, at such time and (b) the then aggregate outstanding principal amount of all Revolving Loans allocated to such Borrower pursuant to Section 2.14 hereof.

                           "Unapplied Insurance or Condemnation Proceeds" -
shall mean Loss Proceeds which Lender may apply against the Liabilities in accordance with Section 7.6.

                           "Unmatured Event of Default" shall mean any event or
condition which if it continues uncured will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.


                           "Week" shall mean the time period commencing with the
opening of business on a Tuesday and ending at the close of business the following Monday.

                           "Welfare Plan" shall mean any "employee welfare
benefit plan", as such term is defined in Section 3(1) of ERISA.

                  SECTION 1.2 Accounting and Financial Determinations. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of this Agreement or the Related Documents, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in this Agreement or such Related Document, in accordance with GAAP; provided, that if any change in generally accepted accounting principles from those applied in the preparation of the financial statements referred to in
Section 10.3 hereof is occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions), the initial announcement of which change is made after the Closing Date, results in a change in the method of calculation of financial covenants, standards or terms found in Sections 1 or 11 hereof, the parties hereto agree to enter into good faith negotiations in order to amend such provisions so as to reflect such changes with the desired result that the criteria for evaluating the Consolidated Entity's or any Borrower's financial condition shall be the same after such changes as if such changes had not been made; and provided, that until such time as the parties hereto agree upon such amendments, such financial covenants, standards and terms shall be construed and calculated as though such change had not taken place. When used herein, the term "financial statement" shall include the notes and schedules thereto, if any. All other terms contained in this Agreement (and which are not otherwise specifically defined herein) shall have the meanings provided in
Article 9 of the Uniform Commercial Code of the State of Illinois (the "UCC") to the extent the same are used or defined therein. All determinations of the book value of Inventory contemplated hereby shall be at the lower of cost (on a first-in, first-out basis) or market.

                  SECTION 1.3 Cross References; Headings. The words "hereof", "herein" and "hereunder" and words of a similar import when used in this Agreement or in any of the Related Documents shall refer to this Agreement or such Related Document as a whole and not to any particular provision of this Agreement or such Related Document. Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified. Any reference in any Section or definition to any clause is, unless otherwise specified, to such clause of such Section or definition. The various headings in this Agreement and the Related Documents are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such Related Document or any provision hereof or thereof.

                  SECTION 2 COMMITMENTS OF LENDER; LOAN REQUESTS; REDUCTION OR TERMINATION OF THE COMMITMENTS; PREPAYMENTS; MAKING OF PAYMENTS; SETOFF.

                  SECTION 2.1 Commitments. Subject to the terms and conditions of this Agreement, Lender shall:

                  (a) Term A Commitment. Make a loan on a joint and several basis to Borrowers on the Closing Date in the amount of $3,000,000 (herein referred to the "Term A Loan"). Amounts borrowed under this Section 2.1(a) and repaid may not be reborrowed. The foregoing commitment of Lender is herein called the "Term A Commitment." For purposes of calculating the Allocation Accounts contemplated by Section 2.14 hereof and without affecting the joint and several nature of the Liabilities hereunder, the Term A Loan shall be allocated as follows:


          -----------------------------------------------------------
               Borrower                    Allocation of Term A Loan
          -----------------------------------------------------------
          Lew Magram                       $1,200,000
          -----------------------------------------------------------
          Brownstone                       $1,500,000
          -----------------------------------------------------------
          Ecology Kids                     $300,000
          -----------------------------------------------------------


                  (b) Term B Commitment. Make a loan on a joint and several basis to Borrowers on the Closing Date in the amount of $1,000,000 (herein referred to the "Term B Loan"). Amounts borrowed under this Section 2.1(b) and repaid may not be reborrowed. The foregoing commitment of Lender is herein called the "Term B Commitment." For purposes of calculating the Allocation Accounts contemplated by Section 2.14 hereof and without affecting the joint and several nature of the Liabilities hereunder, the Term B Loan shall be allocated as follows:


          -----------------------------------------------------------
               Borrower                    Allocation of Term B Loan
          -----------------------------------------------------------
          Lew Magram                       $400,000
          -----------------------------------------------------------
          Brownstone                       $500,000
          -----------------------------------------------------------
          Ecology Kids                     $100,000
          -----------------------------------------------------------


                  (c) Revolving Commitment. Make loans to Borrowers (herein collectively called the "Revolving Loans" and individually called a "Revolving Loan") on a joint and several revolving basis from time to time before May 13, 2002, or such earlier date as the Revolving Commitment may be terminated pursuant to Section 13.2 hereof (herein called the "Revolving Loan Termination Date") in such amounts as the Borrowers from time to time may request up to $13,000,000 (the foregoing commitment of Lender, as it may be reduced in accordance with the terms hereof from time to time, is herein called the "Revolving Commitment"), less all reductions in the amount of the Revolving Commitment pursuant to Section 2.6 of this Agreement, provided, that Lender shall not be required to make any Revolving Loan if, after giving effect to such Revolving Loan, (i) the Total Revolving and LC Exposure for any Borrower would exceed the amount of such Borrower's Revolving Commitment Allocation then in effect or (ii) Total Revolving and LC Exposure for any Borrower would exceed such Borrower's Borrowing Base at such time. Lender reserves the right in its reasonable business judgment with respect to the Borrowing Base to (i) adjust any eligibility criteria or establish new eligibility criteria, (ii) modify the advance rates against Eligible Accounts, Eligible Credit Card Accounts, Eligible Deferred Billing Program Accounts and Eligible Inventory and (iii) establish reserves against Borrowing Availability.

                  (c) Letter of Credit Commitment. Issue guaranties to an Issuer, or any other assurance of repayment acceptable to such Issuer which Lender in its sole discretion may offer (each such guaranty or other assurance herein, together with any extension or renewals thereof, or guaranties issued by Lender in substitution therefor from time to time, called an "LC Guaranty") of reimbursement obligations of a Borrower arising under reimbursement agreements in such form as is satisfactory to Lender (herein collectively called the "LC Reimbursement Agreements" and individually called an "LC Reimbursement Agreement"), in each case executed in connection with Permitted LCs; provided, that Lender shall not be required to issue any LC Guaranty if, after giving effect to such issuance (i) the Total Revolving and LC Exposure for any Borrower would exceed the amount of such Borrower's Revolving Commitment Allocation then in effect or (ii) Total Revolving and LC Exposure for any Borrower would exceed such Borrower's Borrowing Base at such time, and provided, further, that in no event shall the aggregate amount of all reimbursement obligations of all Borrowers secured at any time pursuant to LC Guaranties exceed $1,500,000. All LC Guaranties shall expire on or before the Revolving Loan Termination Date. The foregoing commitment of Lender is herein called the "Letter of Credit Commitment."

                  SECTION 2.2 Final Maturity Date. This Agreement shall be effective from the Closing Date until the Final Maturity Date; provided, that all of Lender's rights and remedies under this Agreement shall survive such termination until all of the Liabilities have been finally paid in full in cash. In addition, this Agreement may be terminated as set forth in Section 13.2. Upon the effective date of termination, all of the Liabilities shall become immediately due and payable without notice or demand notwithstanding any terms contained herein or in any Note to the contrary. Notwithstanding any termination of this Agreement, until (i) all of the Liabilities except unmatured contingent Liabilities (other than those Liabilities described in clauses (ii) and (iii) below) for which no claim has been asserted shall have been paid in full in cash, (ii) each LC Guaranty shall have been terminated and (iii) Borrowers shall have provided to Lender security on terms satisfactory to Lender with respect to any pending or overtly threatened action against any Person which could result in a claim against Borrowers by any Indemnitee for indemnification under Section 14.5, Borrowers shall remain bound by the terms of this Agreement and Lender shall be entitled to retain its Liens on the Collateral.

                  SECTION 2.3 Revolving Loan Requests.

         (a) With respect to borrowings consisting of Prime Rate Loans, the Funds Administrator shall give notice to Lender of each proposed borrowing by 10:00 A.M. Chicago time on the day of the proposed Funding Date of such borrowing. Loans made on any Funding Date shall be in an aggregate minimum amount of $5,000 and integral multiples of $5,000 in excess thereof with respect to the amount funded to any Operating Account.

         (b) With respect to borrowings consisting of LIBOR Rate Loans, the Funds Administrator shall give notice to Lender of each proposed borrowing by 10:00 A.M. Chicago time no later than three (3) Business Days and no more than five (5) Business Days prior to the proposed date of such borrowing. With respect to borrowings comprised of LIBOR Rate Loans, the Funds Administrator shall deliver to Lender written notice of each such proposed borrowing substantially in the form set forth in Exhibit B (each a "Notice of LIBOR Activity") by 10:00 A.M. Chicago time at least three (3) Business Days prior to, but in any event no more than five (5) Business Days prior to, the proposed date of such borrowing. LIBOR Rate Loans shall be in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess thereof (or in such other amount as Lender shall permit as shall be evidenced by the making of such LIBOR Rate Loan by Lender).

         (c) Each notice given pursuant to this Section 2.3 shall be irrevocable and Borrowers shall be bound to make a borrowing in accordance therewith. Subject to receipt by Lender of the documents required under Section 12 with respect to a borrowing and the satisfaction of all other conditions precedent to such borrowing set forth in this Agreement, on the requested Funding Date Lender shall pay over such funds by wire transfer to the Operating Account (except that, with respect to the initial Loans, disbursement shall be according to instructions to be agreed upon by Lender and Funds Administrator on or prior to the Closing Date). Such notice shall be in writing or by "Electronic Notice" and, if by Electronic Notice, shall be confirmed in writing on or before the fifteenth Business Day of the first calendar month following the date of such borrowing by delivery of a Borrowing Certificate to Lender. Each such notice shall specify the date, amount, type of borrowing and the Borrower for whose account such Loan is being made. "Electronic Notice" shall mean notice sent via facsimile. Lender shall not incur any liability to Borrowers in acting upon any Electronic Notice referred to above which Lender believes in good faith to have been given by a duly authorized officer or other persons authorized to borrow on behalf of the Funds Administrator or a Borrower or for otherwise acting in good faith under this Section 2.3 and, upon funding of any Loans by Lender in accordance with this Agreement pursuant to any such Electronic Notice, Borrowers shall have effected a Loan hereunder.

                  SECTION 2.4 Certain Waivers. Borrowers waive notice of the creation of any of the Liabilities and all other notices whatsoever to Borrowers with respect to the Liabilities except notices required under Section 13.1.

                  SECTION 2.5 Mandatory and Permitted Prepayments of the Term Loans.

                  (a) Scheduled Amortization of the Term Loans.

                           (i) Term A Loan. Borrowers shall repay the principal
of the Term A Loan in twelve (12) consecutive quarterly installments, each of the first eleven (11) of which installments shall be in the amount of $250,000 and shall be payable on the fifteenth day of each consecutive calendar quarter commencing August 15, 1999, and the final of which installments shall be in the amount of the then remaining outstanding principal balance of the Term A Loan and shall be payable on the Final Maturity Date.

                           (ii) Term B Loan. Borrowers shall repay the principal
of the Term B Loan in thirty (30) consecutive monthly installments, each of the first twenty-nine (29) of which installments shall be in the amount of one thirtieth (1/30th) of the principal amount of the Term B Loan outstanding and unpaid as of November 14, 1999, and shall be payable on the fifteenth day of each consecutive calendar month commencing November 15, 1999, and the final of which installments shall be in the amount of the then remaining outstanding principal balance of the Term B Loan and shall be payable on the Final Maturity Date.

                  (b) Mandatory Prepayments. Additionally, upon receipt by any Borrower or any Subsidiary of any Borrower or Parent of (i) with respect to the Borrowers and their respective Subsidiaries, any Unapplied Insurance or Condemnation Proceeds (except as to Inventory), Asset Sale Proceeds, and (ii) with respect to Borrowers, their Subsidiaries and Parent, Equity Sale Proceeds, Borrowers shall make a mandatory prepayment of the Term Loans as set forth below in the amount thereof, subject to Lender's right to otherwise apply such payments after the occurrence and during the continuance of an Event of Default. Each such payment shall be accompanied by accrued interest on such principal amount. Each such payment shall be applied to reduce, first, the remaining regularly scheduled principal installments of the Term B Loan in inverse order of their maturity until the Term B Loan is paid in full, and second, the remaining regularly scheduled principal installments of the Term A Loan in inverse order of their maturity until the Term A Loan is paid in full. Notwithstanding the foregoing to the contrary, with respect to Equity Sale Proceeds, the first $1,000,000 of any Equity Sale Proceeds shall be applied to the Term B Loan as aforesaid, the next $4,000,000 (minus the amount by which Borrowing Availability (calculated as of the date such Equity Sale Proceeds are received) in the aggregate for all Borrowers is less than $1,000,000, which amount shall be applied to the Revolving Loans as a mandatory prepayment in accordance with Section 7.3) of Equity Sale Proceeds and any excess Equity Sale Proceeds not applied to the Term B Loan may be retained by the Borrowers and the Parent for uses consistent with this Agreement and the Related Documents, the next $1,000,000 of Equity Sale Proceeds shall be applied to the Term A Loan as aforesaid, and any Equity Sale Proceeds in excess of $6,000,000 may be retained by the Borrowers and the Parent for uses consistent with the terms of this Agreement and the Related Documents.

                  (c) Voluntary Prepayments. In addition to the mandatory repayments of the Term Loans under clauses (a) and (b) above, Borrowers may voluntarily from time to time on at least five (5) Business Days' prior written irrevocable notice to Lender prepay any Term Loan, in whole or in part. Each such voluntary prepayment of any Term Loan, if in part, shall be in an aggregate amount of at least $250,000 and an integral multiple of $100,000. Each such partial prepayment shall be applied to reduce the remaining regularly scheduled principal installments of such Term Loan to be prepaid in inverse order of their maturity. Each such payment shall be accompanied by accrued interest on such principal amount.

         Any prepayments of the Term Loans shall be accompanied by the amounts, if any, required by Section 4.4. Any prepayments of the Term Loans not made pursuant to (i) clause (a) above, (ii) in connection with any Equity Sale Proceeds received by Lender prior to October 14, 1999 or (iii) on the Term B Loan prior to October 14, 1999, shall be accompanied by the amounts required by
Section 2.8 hereof.

                  SECTION 2.6 Voluntary Reduction or Termination of the Revolving Commitment. Borrowers may voluntarily from time to time on at least five (5) Business Days' prior written irrevocable notice to Lender permanently reduce the Revolving Commitment in whole or in part. If in part, any such reduction to be in an aggregate amount of at least $1,000,000 and an integral multiples of $500,000 and Borrowers shall indicate in such notice the corresponding reduction(s) in the Revolving Commitment Allocations.

                  SECTION 2.7 Mandatory Prepayments on Revolving Loans.

                  (a) Concurrently with each reduction (including any termination) of the Revolving Commitment (whether pursuant to Section 2.6 or otherwise), Borrowers shall make a mandatory prepayment of the Revolving Loans outstanding in the amount, if any, by which (i) the aggregate Total Revolving and LC Exposure of all Borrowers exceeds (ii) the then reduced amount of the Revolving Commitment. In addition, if at any time with respect to any Borrower
(x) the Total Revolving and LC Exposure of such Borrower shall exceed (y) such Borrower's Borrowing Base, Borrowers shall make a mandatory prepayment of the Revolving Loans in the aggregate amount of such excess. Each such payment shall be accompanied by accrued interest on such principal amount together with the amounts required by Section 4.4 hereof.

                  (b) If at any time the making of a deemed Revolving Loan pursuant to the first sentence of Section 7.5 causes (a) the aggregate Total Revolving and LC Exposure of all Borrowers to exceed the Revolving Commitment or (b)Total Revolving and LC Exposure for any Borrower to exceed such Borrower's Borrowing Base, then Borrowers immediately shall make a mandatory prepayment of Revolving Loans outstanding in the aggregate amount of such excess. Each such payment shall be accompanied by accrued interest on such principal amount together with the amounts required by Section 4.4 hereof.

                  (c) If the Term Loans have been paid in full, any amount which would have been required to be applied to the Term Loans pursuant to Section 2.5(b) shall be applied to the Revolving Loans and shall be accompanied by accrued interest on such principal amount together with the amounts required by
Section 4.4 hereof. If no Revolving Loans are outstanding, such amount shall be retained as cash collateral for the LC Exposure.

                  SECTION 2.8 Prepayment Premium. Each voluntary reduction of the Revolving Commitment pursuant to Section 2.6, and (without duplication) each prepayment of all or any portion of the outstanding principal balance of the Term Loans requiring application of this Section 2.8 under Section 2.5 hereof, shall be accompanied in each case by a prepayment premium ("Prepayment Premium") paid to Lender in an amount equal to: (a) if such reduction or prepayment is made at any time during the period from and including the Closing Date to and including the first anniversary of the Closing Date, two percent (2%) of such prepayment or commitment reduction; (b) if such reduction or prepayment is made at any time during the period from and after the first anniversary of the Closing Date through and including the second anniversary of the Closing Date, one percent (1%) of such prepayment or commitment reduction; and (c) if such reduction or prepayment is made at any time during the period from and after the second anniversary of the Closing Date through and including the third anniversary of the Closing Date, one half of one percent (1/2%) of such prepayment or commitment reduction.

                  SECTION 2.9 Making of Payments. All payments of principal of, or interest on, the Notes and of all fees and other Liabilities shall be made by Borrowers to Lender in immediately available Dollars. All such payments shall be made to Lender's Account No. 2358874 at LaSalle Bank National Association, ABA #071000505 (or such other account as Lender may from time to time specify), not later than 11:30 A.M. Chicago time, on the date due; and funds received after that hour shall be deemed to have been received by Lender on the next following Business Day. Anything in this Agreement to the contrary notwithstanding, under no circumstances shall receipt by Master Account Bank of funds of any Borrower into a Master Account, any Bank Agent Account, any Depositary Account or the holding of funds therein constitute repayment of Loans, or entitle any Borrower to interest thereon, except that funds received into a Bank Agent Account prior to 10 A.M. (Chicago time) shall, prior to an Event of Default, be applied to the Liabilities in the manner specified by Section 7.3 hereof.

                  SECTION 2.10 Due Date Extension. If any payment of principal, interest or fees with respect to any of the Loans falls due on a Saturday, Sunday or other day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional interest and fees shall accrue and be payable for the period of such extension.

                  SECTION 2.11 Setoff. Lender, Master Account Bank (as agent of Lender) and any holder of a Note shall have all rights of setoff (up to the full amount of the Liabilities at the time of any such setoff) provided by applicable law, and in addition thereto, at any time that (a) any payment or amount owing by any Borrower under or in connection with this Agreement or the Related Documents is then due to Lender or any such holder of a Note or (b) any Event of Default exists, Lender (or Master Account Bank as Lender's agent) and any such holder of a Note may apply to the payment of such payment or other amount due by a Borrower any and all balances, credits, deposits, accounts or moneys of such Borrower then or thereafter with Lender (or Master Account Bank as Lender's agent) or such holder of a Note.

                  SECTION 2.12 Certain Matters Relating to LC Guaranties.

                  (a) Notwithstanding any provision herein to the contrary, immediately upon any Issuer's presentation of any demand for payment under an LC Guaranty, Borrowers shall be jointly and severally obligated to reimburse Lender on the date on which Lender honors such demand, in immediately available funds equal to the amount of such honored demand (such obligations being referred to herein as "Reimbursement Obligations"). Lender shall use its best efforts to give notice to the Funds Administrator of the amount of such honored demand by Lender, provided, that the failure to give such notice shall not relieve Borrowers of their Reimbursement Obligation nor give rise to or result in any liability of Lender. If all or any part of such demand is not paid by Borrowers when due, such unpaid amount shall bear interest for each day during the period from the day of such demand until it shall be paid in full at a rate equal to the Default Rate applicable to Revolving Loans. Borrowers shall be deemed to have requested that such Reimbursement Obligation be converted into a Revolving Loan. Such Reimbursement Obligation shall be so converted if, and only if, each of the following conditions shall have been satisfied within three (3) Business Days after the date the Reimbursement Obligation is incurred: (a) after giving effect to such conversion, Total Revolving and LC Exposure shall not exceed the Revolving Commitment then in effect, and (b) all other conditions precedent to the making of a Revolving Loan shall be satisfied unless Lender shall have waived the same (and the making of such Loan shall be deemed to be a waiver by Lender of such right), other than any requirement that the amount of any Loan funded to an Operating Account shall be in a minimum amount of $5,000 or an integral multiple of $5,000. Such conversion shall be effective on the date on which all of the conditions specified in the preceding sentence are satisfied, and thereafter each reference in this Agreement or any other Related Document to a Loan or Loans shall be deemed to include reference to such Reimbursement Obligations as so converted.

                  (b) The joint and several obligation of Borrowers to reimburse Lender for demands made under the LC Guaranties shall be unconditional and irrevocable and shall

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



be enforced strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following: (a) lack of validity or enforceability of the applicable LC Guaranty or Permitted LC; (b) the existence of any claim, set-off, defense or other right which Borrowers may have at any time against an Issuer, any Lender Party or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrowers and the beneficiary under a Permitted LC); (c) any draft, demand certificate or any other document presented under an LC Guaranty or Permitted LC proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except to the extent of any gross negligence or willful misconduct of Lender; (d) payment by Lender under the LC Guaranty against a demand which does not comply with the terms of the LC Guaranty, provided, that such payment does not constitute gross negligence or willful misconduct of Lender; (e) any adverse change in the condition (financial or otherwise) of Borrowers; (f) any breach of this Agreement by Borrowers or any Lender Party; (g) any other circumstances or happening whatsoever, which is similar to any of the foregoing; or (h) the fact that an Event of Default or an Unmatured Event of Default shall have occurred and be continuing.

                  (c) In addition to amounts payable as elsewhere provided herein and to the provisions of Section 14.5 hereof, Borrowers hereby jointly and severally agree to indemnify, exonerate and hold each Lender Party free and harmless from and against any and all claims, demands, actions, causes of action, suits, losses, costs (including attorneys' fees and disbursements), charges, liabilities and damages, and expenses in connection therewith (irrespective of whether such Person is a party to the action for which indemnification hereunder is sought) which such Lender Party incurs or is subject to as a consequence, directly or indirectly, of (i) the issuance of any LC Guaranty, other than as a result of the gross negligence or willful misconduct of such Person as determined by a court of competent jurisdiction, or
(ii) the failure of Lender to honor a demand under an LC Guaranty as a result of any act or omission relating to an LC Guaranty, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (herein all such acts or omissions being called "Governmental Acts"). All obligations under this Section 2.12(c) shall survive any termination of this Agreement.

                  (d) As among Borrowers and Lender Parties, Borrowers assume all risks of the acts and omissions of, or misuse of an LC Guaranty by, the applicable Issuer or any beneficiary of a Permitted LC. Without limiting the foregoing, Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of an LC Guaranty or Permitted LC, even if such document is proven to be in any respect invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign an LC Guaranty or Permitted LC or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of a Permitted LC to comply fully with conditions required in order to draw thereupon, or the failure of an Issuer to comply fully with conditions required in order to demand under an LC Guaranty; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, facsimile, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Permitted LC or a demand under an LC Guaranty or of the proceeds of either thereof; (vii) the misapplication by an Issuer of the proceeds of any demand under an LC Guaranty; and (viii) any consequences arising from causes beyond the control of such Lender Party, including, without limitation, any Governmental Acts. None of the above shall affect, impair or prevent the vesting of any of any Lender Party's rights or powers hereunder. Without limiting the foregoing provisions of this Section 2.12, any action taken or omitted by any Lender Party under or in connection with an LC Guaranty shall not put Lender Party under any resulting liability to Borrowers.

                  SECTION 2.13 Loan Account. Lender shall maintain a loan account (each, a "Loan Account") on its books for Borrowers in which shall be recorded (i) all Loans and advances made pursuant to this Agreement, (ii) the issuance of all LC Guaranties, (iii) all payments made on such Loans and advances and (iv) all other appropriate debits and credits as provided in this Agreement including all fees, charges, expenses and interest. The failure so to record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the actual joint and several obligations of Borrowers hereunder or under the Notes to repay the principal amount of all Loans together with all interest accruing thereon. All entries in the Loan Accounts shall be made in accordance with Lender's customary accounting practices as in effect from time to time. Borrowers shall pay the Liabilities reflected as owing by it under the Loan Accounts and all other Liabilities hereunder as such amounts become due or are declared due pursuant to the terms of this Agreement. So long as an Unmatured Event of Default or an Event of Default shall have occurred and be continuing, Borrowers irrevocably waive the right to direct the application of any and all payments at any time or times thereafter received by Lender from or on behalf of Borrowers, and Borrowers do hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and to reapply any and all payments received at any time or times hereafter against the Liabilities in such manner as Lender may deem advisable notwithstanding any previous entry by Lender upon the Loan Account or by Lender on any other books and records.

                  SECTION 2.14 Allocation of Loans and Expenses.

                  (a) Borrowers maintain an integrated cash management system reflecting their interdependence on one another and the mutual benefits shared among them as a result of their respective operations. In order to efficiently fund and operate their respective businesses and minimize the number of Loans which they will request under this Agreement and thereby reduce the administrative costs and record keeping required in connection therewith, including the necessity to enter into and maintain separately identified and monitored borrowing facilities, Borrowers have requested, and the Lender have agreed that, subject to Section 14.24, (i) all Loans will be advanced to and for the account of Borrowers on a joint and several basis to the Operating Accounts and
(ii) all Letters of Credit will be issued pursuant to an application therefor executed by the Funds Administrator on behalf and for the account of the Borrower or Borrowers specified by the Funds Administrator in such application. Each Borrower hereby acknowledges that it will be receiving a direct benefit from each Loan made and each Letter of Credit issued pursuant to this Agreement.

                  (b) In order to track more precisely the respective recipients of the proceeds of each Loan and the Borrower receiving the primary benefit from the issuance of each Letter of Credit, and to assist the Funds Administrator, Borrowers and Lender in administering the Loans and the Letters of Credit, each Borrower has agreed with Lender to cause the Funds Administrator to establish and maintain, and the Funds Administrator hereby agrees to establish and maintain, accounts with respect to each Borrower (each Borrower's "Allocation Account") in which the Funds Administrator shall record its good faith allocation to each of the Borrowers of (w) the proceeds, if any, of each Loan received by or for the account of such Borrower, (x) payments made to Lender on account of the Liabilities of such Borrower, (y) the aggregate face amount of all outstanding Letters of Credit with respect to which such Borrower will receive the benefit and (z) all previously unallocated expenses.

                  (c) As soon as available, but not later than fifteen (15) Business Days after the last Business Day of each month ending after the Closing Date, the Funds Administrator shall deliver to Lender and each Borrower a report prepared by or under the supervision of the chief financial officer of the Funds Administrator, and certified by such officer, setting forth with respect to each Borrower the balance of the Allocation Account of such Borrower as of the end of, and all activity occurring in such Allocation Account during, such month. Absent demonstrable error, each such monthly statement shall be final, conclusive and binding on the respective Borrowers.

                  SECTION 2.15 Statements. All Loans and advances to the Funds Administrator or any Borrower, and all other debits and credits provided for in this Agreement, shall be evidenced by entries made by Lender in the Loan Accounts and in Lender's books and records showing the date, amount and character for each such debit or credit. Until such time as Lender shall have rendered to Borrowers written statements of account as provided herein, the balance in the Loan Accounts, as set forth on Lender's most recent printout or other written statement, shall be rebuttably presumptive evidence of the amounts due and owing to Lender by Borrowers; provided that any failure to so record or any error in so recording shall not limit or otherwise affect Borrowers' obligations to pay the Liabilities. Not more than twenty (20) days after the last day of each calendar month, Lender shall render to the Funds Administrator statement setting forth the principal balance of the Loan Accounts and the calculation of interest and Fees due thereon. Each such statement shall be subject to subsequent adjustment by Lender but shall, absent manifest errors or omissions, be presumed correct and binding upon Borrowers, and shall constitute an account stated unless, within thirty (30) days after receipt of any statement from Lender, Borrowers shall deliver to Lender in accordance with Section 14.3 written objection thereto specifying the error or errors, if any, contained in such statement. In the absence of a written objection delivered to Lender as set forth in this Section 2.13, Lender's statement of the Loan Account shall be conclusive evidence of the amount of the Liabilities.

                  SECTION 3 NOTES; RECORDKEEPING.

                  SECTION 3.1 Term Note A. The Term A Loan shall be evidenced by a promissory note of Borrowers (herein, as from time to time supplemented, extended or replaced, called the "Term Note A") substantially in the form set forth in Exhibit C, with appropriate insertions, dated the date hereof, payable to the order of Lender in the maximum principal amount of the Term A Commitment.

                  SECTION 3.2 Term Note B. The Term B Loan shall be evidenced by a promissory note of Borrowers (herein, as from time to time supplemented, extended or replaced, called the "Term Note B") substantially in the form set forth in Exhibit D, with appropriate insertions, dated the date hereof, payable to the order of Lender in the maximum principal amount of the Term B Commitment.

                  SECTION 3.3 Revolving Note. The Revolving Loans shall be evidenced, in part, by a promissory note of Borrowers (herein, as from time to time supplemented, extended or replaced, called the "Revolving Note") substantially in the form set forth in Exhibit E, with appropriate insertions, dated the date hereof, payable to the order of Lender in the maximum principal amount of the initial Revolving Commitment.

                  SECTION 4 INTEREST.

                  SECTION 4.1 Interest Rates. Borrowers hereby jointly and severally promise to pay interest on the outstanding principal amount of each Loan for the period commencing on the date thereof until such Loan is paid in full, at a rate per annum determined by reference to the Prime Rate or the LIBOR Rate, respectively. The applicable basis for determining the rate of interest shall be selected by the Funds Administrator at the time a borrowing is requested pursuant to Section 2.3 or at the time a Notice of LIBOR Activity is given pursuant to Section 4.3, as the case may be. If on any day any portion of any Loan is outstanding with respect to which notice has not been given to Lender in accordance with the terms of this Agreement specifying the basis for determining the rate of interest thereon, then for that day, such portion of such Loan shall be a Prime Rate Loan and shall bear interest at a rate determined by reference to the Prime Rate. Subject to Section 4.2, (i) each Prime Rate Revolving Loan and LIBOR Rate Revolving Loan shall bear interest at a rate per annum determined as follows: (a) if it is a Prime Rate Revolving Loan, then at the sum of the Prime Rate in effect from time to time plus one and one-quarter percent (1 1/4%); or (b) if it is a LIBOR Rate Revolving Loan, then at the sum of the LIBOR Rate for the applicable Interest Period plus three and one-quarter percent (3 1/4%) (the "LIBOR Revolving Margin"); (ii) each Prime Rate Term Loan and LIBOR Rate Term Loan shall bear interest at a rate per annum determined as follows: (a) if it is a Prime Rate Term Loan, then at the sum of the Prime Rate in effect from time to time plus two percent (2%) with respect to the Term A Loan and the Term B Loan prior to November 15, 1999 and three percent (3%) with respect to the Term B Loan on and after November 15, 1999; or (b) if it is a LIBOR Rate Term Loan, then at the sum of the LIBOR Rate for the applicable Interest Period plus four percent (4%) with respect to the Term A Loan and the Term B Loan prior to November 15, 1999 and five percent (5%) with respect to the Term B Loan on and after November 15, 1999.

                  SECTION 4.2 Default Interest.

                  (a) During any Default Interest Period, the unpaid principal amount of all Loans shall bear interest at the rate per annum set forth in
Section 4.1 as to such Liabilities, and (ii) all other Liabilities shall bear interest at the rate per annum applicable to Prime Rate Revolving Loans, in each case plus two percent (2%) per annum (the rate described in this clause (a) being herein called the "Default Rate").

                  (b) For purposes of this Section 4.2, the term "Default Interest Period" shall mean a period of time (i) if an Event of Default under Sections 13.1(a) or 13.1(e) occurs, commencing on the date on which such Event of Default occurs and ending on the date on which such Event of Default is waived, or (ii) if an Event of Default (other than under Section 13.1(a) or 13.1(e)) occurs, commencing on the date of written notice to the Funds Administrator from Lender of such occurrence and ending on the date such Event of Default is waived by Lender.

                  SECTION 4.3 Conversion or Continuation.

                  (a) Subject to the provisions of Section 4.4, the Funds Administrator shall have, on behalf of the Borrowers, the option (i) to convert at any time all or any part of the outstanding Loans equal to $500,000 and integral multiples of $100,000 in excess of that amount (or in such other amount as Lender shall permit as shall be evidenced by the conversion of such Loan by Lender) from a Prime Rate Loan to a LIBOR Rate Loan for a specified Interest Period; (ii) to convert all or any part of its outstanding Loans equal to $500,000 and integral multiples of $100,000 in excess of that amount (or in such other amount as Lender shall permit as shall be evidenced by the conversion of such Loan by Lender) from LIBOR Rate Loans to Prime Rate Loans on the expiration date of any Interest Period applicable thereto; or (iii) upon the expiration of the Interest Period with respect to any LIBOR Rate Loans, to continue all or any portion of such Loans equal to $500,000 and integral multiples of $100,000 in excess of that amount (or in such other amount as Lender shall permit as shall be evidenced by the continuation of such Loan by Lender) as LIBOR Rate Loans for a specified Interest Period, and the succeeding Interest Period(s) of such continued Loans shall commence on the expiration date of the Interest Period applicable thereto; provided, however, that, notwithstanding the foregoing, pursuant to Section 4.4(h), no outstanding Loan may be continued as, or be converted into, a LIBOR Rate Loan when any Event of Default or Unmatured Event of Default has occurred and is continuing. The Funds Administrator shall not select any Interest Period which (a) ends on a date which is later than the Final Maturity Date or the Revolving Loan Termination Date, as applicable or (b) would cause a LIBOR Rate Loan to be prepaid prior to the end of the relevant Interest Period resulting from a scheduled amortization of any Term Loan.

                  (b) In the event the Funds Administrator shall elect, on behalf of any Borrower, to convert or continue a Loan under Section 4.3(a), the Funds Administrator shall deliver to Lender a written Notice of LIBOR Activity which shall set forth the details of such proposed conversion or continuation, as the case may be, by 10:00 A.M., Chicago time three (3) Business Days prior to, but in any event not more than five (5) Business Days prior to, the proposed conversion/continuation date. Upon conversion or continuation by Lender in accordance with this Agreement pursuant to any Notice of LIBOR Activity, the Funds Administrator shall have effected the conversion/continuation of Loans hereunder.

                  (c) The officers and employees of the Funds Administrator or any Borrower authorized to request a Loan on behalf of the Borrowers are also authorized to request a conversion/continuation on behalf of any Borrower. Lender shall not incur any liability to any Borrower in acting upon any notice referred to above which Lender believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of the Funds Administrator or any Borrower or for otherwise acting in good faith under this
Section 4.3.

                  (d) Each Notice of LIBOR Activity shall be irrevocable and each Borrower shall be bound to convert or continue in accordance therewith.

                  SECTION 4.4 Special Provisions Governing LIBOR Rate Loans. Notwithstanding anything to the contrary contained in this Agreement, the following provisions shall govern with respect to LIBOR Rate Loans as to the matters covered:

                  (a) Determination of Interest Period. By giving notice as set forth in Sections 2.3 or 4.3(b), as the case may be, the Funds Administrator shall, subject to the other provisions of this Section 4.4 specify whether the Interest Period applicable to any requested LIBOR Rate Loan shall be a one-month, three-month or six-month period. The determination of Interest Periods shall be further subject to the following provisions: (i) in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the immediately preceding Interest Period expires;
(ii) if any Interest Period would otherwise expire on a day which is not a Business Day, the Interest Period shall be extended to expire on the next succeeding Business Day; (iii) the Funds Administrator may not select an Interest Period for the Term Loan which terminates later than the Final Maturity Date or for any Revolving Loan which terminates later than the Revolving Loan Termination Date then in effect; (iv) the Funds Administrator may not select an Interest Period with respect to any portion of principal of a Loan which extends beyond a date on which Borrowers could reasonably be expected to be required to make a mandatory payment or prepayment of that portion of principal; (v) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (ii) above) end on the first Business Day following the last day of such calendar month; and
(vi) there shall be no more than four (4) LIBOR Rate Loans in effect at any one time.

                  (b) Determination of Interest Rate. As soon as practicable on the LIBOR Interest Rate Determination Date, Lender shall determine (which determination shall, absent manifest error, be presumptively correct) the interest rate which shall apply to such Loans for such Interest Period and shall promptly give notice thereof (in writing or by telephone) to the Funds Administrator.

                  (c) Substituted Rate of Borrowing. In the event that on any LIBOR Interest Rate Determination Date with respect to any Loans, Lender shall have determined (which determination shall be presumptively correct and binding upon all parties) that, by reason of any changes arising after the date of this Agreement affecting the London interbank market, adequate and fair means do not exist for ascertaining the LIBOR Rate on a basis consistent with the essential intent of the parties hereto, then, and in each such event, the right of the Funds Administrator to select, on behalf of the Borrowers, the LIBOR Rate with respect to such Loans shall be suspended until Lender shall notify the Funds Administrator that the circumstances causing such suspension no longer exist, and such Loans shall be Prime Rate Loans.

                  (d) Illegality. Notwithstanding anything to the contrary contained in this Agreement, in the event that on any date Lender shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties) that the making or continuation of its LIBOR Rate Loans violates any applicable law, treaty, governmental rule, regulation or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, and in any such event, Lender shall promptly give notice (by telephone confirmed in writing) to the Funds Administrator of that determination. Subject to the prior withdrawal of a Notice of LIBOR Activity or prepayment of the LIBOR Rate Loans of the Lender as contemplated by the following Section 4.4(e), the obligation of Lender to make or maintain its LIBOR Rate Loans during any such period shall be terminated at the earlier of the termination of the Interest Period then in effect or when required by law, and Borrowers shall no later than the termination of the Interest Period in effect at the time any such determination pursuant to this
Section 4.4(d) is made or, earlier, when required by law, repay the LIBOR Rate Loans of the Lender, together with all interest accrued thereon and amounts payable under Section 4.4(f).

                  (e) Options of Borrower. In lieu of prepaying Lender as required by Section 4.4(d) above, the Funds Administrator may, on behalf of the Borrowers, by giving notice (by telephone confirmed immediately by telecopy) to Lender and subject to the other terms of this Agreement, request the Lender to make the LIBOR Rate Loan then being requested as a Prime Rate Loan or to continue to maintain its outstanding Prime Rate Loan then the subject of a Notice of LIBOR Activity as a Prime Rate Loan or to convert its LIBOR Rate Loans then outstanding that are so affected into Prime Rate Loans at the end of the then current Interest Period (or at such earlier time as prepayment is otherwise required) in the manner contemplated by Section 4.4 but without satisfying the advance notice requirements therein.

                  (f) Compensation. In addition to (but without duplication of) such amounts as are required to be paid by Borrowers pursuant to Sections 4.1, 4.2, 8.1, 8.2, 8.3 and 8.4, Borrowers shall compensate Lender for all losses, costs, expenses and liabilities and all customary administrative charges and fees, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to fund or maintain such Lender's LIBOR Rate Loans to Borrowers and all customary administrative charges and fees, which Lender may sustain (i) if for any reason a borrowing of any LIBOR Rate Loan does not occur on a date specified therefor in a Notice of LIBOR Activity , or if a successive Interest Period does not commence after notice therefor is given pursuant to Section 4.3(b), (ii) if any voluntary or mandatory prepayment of any LIBOR Rate Loan occurs for any reason on a date which is not the last day of an Interest Period, (iii) as a consequence of any required conversion of a LIBOR Rate Loan to a Prime Rate Loan as a result of any of the events indicated in Sections 4.4(d) or 4.4(e), or (iv) as a consequence of any other default by any Borrower to repay any LIBOR Rate Loan when required by the terms of this Agreement. In addition, Borrowers shall pay, jointly and severally, Lender its customary administrative charges and fees incurred in connection with any of the foregoing.

                  (g) Manner of Funding of LIBOR Rate Loans. Lender shall be entitled to fund and maintain its funding of all or any part of any LIBOR Rate Loan requested by the Funds Administrator on behalf of the Borrowers hereunder in any manner it sees fit, it being understood and agreed, however, that for the purposes of this Agreement, all determinations hereunder shall be made as if Lender had actually funded and maintained each LIBOR Rate Loan during each Interest Period for such Loan through the purchase of deposits in the London interbank market having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period.

                  (h) LIBOR Rate Loans After Default. Unless the Lender shall otherwise agree in writing, after occurrence and during the continuance of an Unmatured Event of Default or an Event of Default, the Funds Administrator may not elect to have a Loan be made or continued as, or converted to, a LIBOR Rate Loan after the expiration of any Interest Period then in effect for that Loan.

                  SECTION 4.5 Interest Payment Dates. Accrued interest on each Prime Rate Loan shall be payable in arrears on the fifteenth day of each month, and at maturity, commencing on June 15, 1999. Accrued interest on each LIBOR Rate Loan shall be payable in arrears on each LIBOR Interest Payment Date applicable to such Loan and, in any event, at maturity. After maturity (whether by acceleration or otherwise), accrued interest on all Loans shall be payable on demand.

                  SECTION 4.6 Setting of Rates. Interest rates hereunder shall be calculated from time to time by Lender and each such calculation of an interest rate shall be conclusive and binding on Borrowers in the absence of demonstrable error.

                  SECTION 4.7 Computation of Interest. Interest on each Loan shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. In computing interest on any Loan, the date of the making of the Loan or the first day of an Interest Period, as the case may be, shall be included and the date of payment of the Loan or the expiration date of an Interest Period, as the case may be, shall be excluded; provided, that if a Loan is repaid on the same day on which it is made, one day's interest shall in any event be paid on that Loan. The interest rate applicable to each Prime Rate Loan shall change simultaneously with each change in the Prime Rate.

                  SECTION 5 FEES.

                  SECTION 5.1 Non-Use Fees. Borrowers jointly and severally agree to pay to Lender, on a quarterly basis, a non-use fee for the period from and including the date hereof to but excluding the Revolving Loan Termination Date (or such earlier date on which the Revolving Loan Commitment shall be terminated pursuant to Section 2.6 or 13.2 hereof) of three eighths of one percent (0.375%) per annum on the excess of (i) the daily average of the then applicable Revolving Commitment (as may be reduced in accordance with the terms of Section 2.6 hereof) over (ii) the daily average of the aggregate principal amount of the Total Revolving and LC Exposure. Such non-use fees shall be payable in arrears on the fifteenth day of each February, May, August and November (commencing on August 15, 1999) and on the Revolving Loan Termination Date (or such earlier date on which the Revolving Loan Commitment shall terminate) for any period then ending for which such fee shall not have been theretofore paid.

                  SECTION 5.2 Commitment Fee. If not previously paid to Lender, Borrowers jointly and severally agree to pay to Lender on the date of the initial Loan a non-refundable commitment fee as set forth in the fee letter between Parent and Lender dated as of April 20, 1999 (the "Fee Letter").

                  SECTION 5.3 Closing Fee. On the date of the initial Loan, Borrowers jointly and severally agree to pay to Lender a non-refundable closing fee in the amount of $106,700.

                  SECTION 5.4 Letter of Credit Fees. Borrowers shall pay to Lender a fee for the period from and including the first date on which any Permitted LC issued at its request is outstanding to but excluding the Revolving Loan Termination Date (or such earlier date on which all of the LC Guaranties shall no longer be of any force or effect and the originals thereof are returned by the appropriate Issuer to Lender and the applicable Issuer shall have acknowledged in writing that Lender shall have no further obligations thereunder) two percent (2%) per annum on the daily average of the aggregate stated amounts of outstanding Permitted LCs (the "LC Utilization"). Such fees shall be payable in arrears on the fifteenth day of each February, May, August and November (commencing on August 15,1999) and on the date on which all of the LC Guaranties shall no longer be of any force or effect. The LC Utilization shall be rebuttably presumed to equal the Cap Amount at such time, unless Lender has actually received certification from the applicable Issuer to the contrary. All LC Reimbursement Agreements shall require the applicable Issuer to provide certification of the daily LC Utilization, but in the event such Issuer fails to comply with such requirement, the preceding sentence shall apply.

                  SECTION 5.5 Audit Fees. Borrowers jointly and severally agree to pay to Lender a collateral audit fee (the "Audit Fee") in an amount equal to
(i) Lender's reasonable out-of-pocket costs, plus $750 per day per person for each field audit conducted by Lender or its agents pursuant to Section 11.3; provided, that so long as no Unmatured Event of Default or Event of Default shall have occurred and be continuing, Borrowers shall not be liable for reimbursing Lender for the costs and expenses of more than four (4) field audits in any Fiscal Year plus (ii) Lender's reasonable out-of-pocket costs of performing semi-annual "desk-top" appraisal updates of Inventory; provided, that so long as no Unmatured Event of Default or Event of Default shall have occurred and be continuing, Borrowers shall not be liable for reimbursing Lender for the costs and expenses of more than two (2) such appraisals in any 365 day period plus (iii) so long as the Term Loan remains outstanding, Lender's reasonable out-of-pocket costs of performing annual "desk-top" appraisal updates of the Mailing Lists; provided, that so long as no Unmatured Event of Default or Event of Default shall have occurred and be continuing, Borrowers shall not be liable for reimbursing Lender for the costs and expenses of more than one such appraisal in any Fiscal Year.

                  SECTION 5.6 Computation of Fees. All fees shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

                  SECTION 6 ACCOUNT AGREEMENTS; ACCOUNTS; LIST OF ACCOUNTS AND ACCOUNT STATEMENTS.

         SECTION 6.1 Account Agreements. Prior to the date of the initial Loan, each Borrower and the Master Account Bank and such other Persons as are designated by Lender shall enter into a Bank Agency Agreement (herein, as it may be amended, restated, supplemented or otherwise modified from time to time, called the "Bank Agency Agreement"). Furthermore, each Borrower maintaining a Depositary Account with any bank other than the Agent Bank shall enter into a Depositary Account Agreement with the relevant Depository Bank and the Lender (each, as the same may be amended, restated, supplemented or otherwise modified from time to time, called a "Depositary Account Agreement"). Pursuant to the Collateral Documents, including the Bank Agency Agreement and the Depositary Account Agreements, each Borrower shall grant to Lender a continuing first priority lien upon, and security interest in, the Master Account, the Agent Bank Accounts, the other Depositary Accounts and the Operating Account, respectively, in each case as described below (collectively, with respective to each Borrower, such Borrower's "Accounts"), all funds, items, instruments, investments, securities and other things of value at any time paid, deposited, credited to or held in the Lockbox or Accounts (whether for collection, provisionally or otherwise), and all other Property of such Borrower from time to time in the possession or under the control of, or in transit to, any Lender Party, any Depository Bank or any agent, bailee or custodian therefor, and all proceeds of all of the foregoing. The Bank Agency Agreement and the Depositary Account Agreements shall each specify that throughout the term of this Agreement, the Master Account Bank and each Depository Bank (i) shall be pledgee-in-possession (for the benefit of Lender) of the Accounts of each Borrower described therein, all Cash Instruments of each Borrower held by such Person, and all such funds, items, instruments, investments, securities, other things of value, Property and proceeds, (ii) shall take such action as shall be specified in written notice from Lender to enable Lender to exercise its rights with respect to such lien and security interest, (iii) shall be entitled to exercise all and any rights which any Lender Party may have under this Agreement and the Related Documents or applicable law with respect to the Accounts of each Borrower described therein and such other Property and (iv) shall provide Lender with copies of all statements relating to the Accounts of the applicable Borrower provided by such Person to such Borrower. Notwithstanding any provision of this Section 6.1, Lender shall have no obligation to reconcile or verify, at any time or for any purpose, any balance in any Account of any Borrower or any other account maintained by Master Account Bank, as agent for Lender, or any Depository Bank.

         SECTION 6.2 Accounts.

                  (a) Master Account, Bank Agent Accounts and Lockboxes. Lender shall maintain at Master Account Bank for each Borrower the account identified as such Borrower's "Master Account" in the Bank Agency Agreement (herein called the "Master Accounts") and the other accounts identified as the "Credit Card Accounts", "Operating Accounts", and "Zero Balance Accounts" in the Bank Agency Agreement (herein called a "Bank Agent Account"). Ecology Kids and, if requested by Lender, any other Borrower, shall maintain a lockbox with Master Account Bank (herein called, collectively, the "Lockbox"). The Master Accounts, the Bank Agent Accounts, Depositary Accounts and the Lockbox shall be under the sole dominion and control of Lender, and no Borrower shall have any right of withdrawal therefrom.

                  (b) Operating Accounts. Borrowers shall each maintain an operating account at Master Account Bank described in the Bank Agency Agreement (such accounts being herein called the "Operating Accounts").

                  (c) Other Accounts. No Borrower shall maintain any operating account (other than such Borrower's Operating Account or other accounts designated as a Bank Agent Account), and agrees that it will not maintain any bank investment or other account of any kind whatsoever with any other brokerage house or financial institution; provided, however, that so long as no Event of Default shall have occurred and be continuing, each Borrower may maintain the petty cash and payroll accounts listed on Schedule 6.3 hereto at the financial institutions indicated thereon, provided that the aggregate amount of funds on deposit in each such petty cash account shall not exceed $5,000 and each such payroll account shall not at any time exceed the sum of all accrued payroll and payroll taxes then payable by the applicable Borrower on account of payroll obligations of such Borrower payable from such account; and provided, further, that (i) each Borrower shall have irrevocably instructed the relevant financial institution, at the request of the Lender, to provide Lender with information concerning such accounts,
         (ii) such financial institution shall acknowledge such instructions in writing for the benefit of Lender, and (iii) at any time when an Event of Default has occurred and is continuing, each Borrower shall, at the request of the Lender, promptly cause each such financial institution to provide Lender with daily reports of the balance in each such account.

         SECTION 6.3 List of Accounts and Account Statements. All Accounts of each Borrower and all payroll and petty cash accounts of each Borrower are described on Schedule 6.3. In the event any Borrower opens any new accounts or closes any account in accordance with the terms of this Agreement, the Funds Administrator shall deliver to Lender a revised version of Schedule 6.3 showing any changes thereto within three (3) Business Days of any such change. Each Borrower shall instruct each bank listed on Schedule 6.3 at which such Borrower maintains any Account to provide Lender with copies of all statements issued by such bank with respect to such Account.

                  SECTION 7 PROCEEDS OF COLLATERAL; APPLICATION OF FUNDS; DEEMED LOANS.

                  SECTION 7.1 Proceeds of Collateral; Notices to Account Debtors; Lockbox. Each Borrower for which Agent Bank maintains a Lockbox shall direct all its Account Debtors to pay all Accounts and other proceeds of Collateral directly to the Lockbox for deposit into such Borrower's Master Account. Each Borrower shall direct each Credit Card Servicer to pay all Accounts and other monies owing under any Credit Card Service Agreement to the relevant Bank Agent Account maintained for such payments. In addition, each Borrower shall take all such actions as Lender in good faith deems necessary or appropriate to ensure that at all times on and after the date hereof all proceeds of its Collateral (including, without limitation, all Cash Instruments) are sent directly to the Lockbox or a Depositary Account with a Depository Bank. If, notwithstanding the actions provided for in the preceding sentences of this
Section 7.1, any Borrower shall receive, or any financial institution shall receive for the account of any Borrower, any Cash Instruments, such Borrower shall, or shall cause such financial institution to, transmit in the form received, before the close of business on the next succeeding Business Day, all such Cash Instruments (properly endorsed, where required, so that all items delivered may be collected by such Person) to Master Account Bank. Borrowers shall not, and Borrowers shall not permit or cause any such financial institution to, commingle any Cash Instrument so received except in such Borrower's Master Account, and Borrowers shall hold separate and apart from all other Property, all such Cash Instruments in express trust for the benefit of Lender until delivery thereof is made to the Master Account Bank. Pursuant to, and subject to the terms and conditions of the Bank Agency Agreement, items deposited in the

Lockbox, any Bank Agent Account or any Depositary Account shall be credited to the relevant Borrower's Master Account. Borrowers and any of their Affiliates, employees, or other Persons acting for or in concert with Borrowers, shall, acting as trustee for Lender, receive, as the sole and exclusive property of Lender any monies, checks, notes, drafts or any other payments relating to and/or proceeds of Accounts or other Collateral which come into the possession or under the control of Borrowers or any Affiliates, employees or other Persons acting for or in concert with Borrowers, and immediately upon receipt thereof, Borrowers or such other Persons shall remit the same or cause the same to be deposited, in kind, into the relevant Borrower's Master Account or, at the direction of Lender, shall remit the same, or cause the same to be remitted, in kind, to Lender at Lender's address set forth in Section 14.3.

                  SECTION 7.2 Calculation of Collected Balance. At the opening of business on each Business Day, Master Account Bank shall calculate the amount of collected funds on deposit in each Borrower's Master Account (herein, with respect to each Borrower's Master Account, the "Collected Balance" for such day).

                  SECTION 7.3 Application of Funds Available for Loan Repayments. Promptly following the calculation of the Collected Balance in each Borrower's Master Account pursuant to Section 7.2, Master Account Bank shall transfer to Lender the Collected Balance of each Master Account in excess of $5,000 in integral multiples of $5,000. Any amounts received by Lender pursuant to this Section 7.3 shall be applied, prior to the existence of an Event of Default, to the outstanding obligations of Borrowers in the following order of priority: first, to principal of the Reimbursement Obligations and the Revolving Loans and any other Loans then due and payable, in such order as Lender shall elect; second, to interest on the Loans then due and payable, in such order as Lender may elect; third, to any fees hereunder then due and payable, in such order as Lender may elect; and fourth, to the payment of any other Liabilities then due and payable to Lender. All such payments made from Collected Balances shall, prior to the existence of an Event of Default, be for such Borrower's Allocation Account described in Section 2.14 hereof. To the extent the foregoing application would cause a Borrower to, in effect, pay more than the amount allocated to such Borrower for Loans and Letters of Credit, an intercompany loan shall be deemed made from such Borrower to the Borrower for whose Allocation Account such payment was applied so long as, after giving effect to such payment, the intercompany Indebtedness would not exceed the amounts permitted by
Section 11.21 hereof.

                  SECTION 7.4 Application Upon an Event of Default. If an Event of Default shall have occurred and be continuing, and notwithstanding the foregoing Sections 2.5, 2.7 or 7.3, at the request of Lender, Master Account Bank from time to time shall transfer the Master Accounts' Collected Balances to Lender for application to the Liabilities in such order as Lender, in its sole discretion, shall elect. Master Account Bank shall be entitled to rely on a written statement of Lender to the effect that an Event of Default has occurred and is continuing.

                  SECTION 7.5 Deemed Loans. Notwithstanding any provision contained herein to the contrary, and in addition to, and not in limitation of, any of the other rights or remedies of Lender set forth herein, including, without limitation, pursuant to Section 7.4, at the sole option of Lender, in order to facilitate timely payment hereunder of all Liabilities in respect of
(i) payments of interest due on any Loans, (ii) payments of principal due on the Term Loans, (iii) payments of cash, fees, expenses and other Liabilities due and payable by Borrowers to Lender hereunder or under any of the Related Documents and (iv) payments by Lender of any amount due and payable under the Bank Agency Agreement or any other agreement entered into by Lender and Master Account Bank in connection with this Agreement (including, without limitation, any amount resulting from the return, dishonor or other non-payment of items deposited with Master Account Bank by or on behalf of Borrowers), then, whether or not there is Borrowing Availability under the Revolving Commitment or any Revolving Commitment Allocation, Borrowers shall be deemed automatically to have made a request for, and upon such payment Lender shall be deemed to have made, a Prime Rate Revolving Loan, in the full amount of such payment. Each Revolving Loan made in payment of principal and interest on the Loans shall be allocated, prior to an Event of Default, to each Borrower according to such Borrower's pro rata share of the Liability being so paid. Borrowers acknowledge that such Revolving Loan may cause a Borrower to exceed the Revolving Commitment or a Borrower's Revolving Commitment Allocation or a Borrower's Borrowing Base, in which event Borrowers shall be obligated to immediately make a prepayment pursuant to
Section 2.7(c) unless, prior to the existence of an Event of Default, the Funds Administrator shall notify Lender in writing that an intercompany loan permitted by Section 11.21 has been made.

                  SECTION 7.6 Application of Proceeds. In the event Borrowers shall suffer any loss covered by insurance, Borrowers shall immediately notify Lender in writing, and each Borrower for itself, hereby agrees to and hereby authorizes and directs each and every insurance company concerned to make payments for such loss directly and solely to Lender (who may, but need not, make proof of loss) and Lender is hereby authorized to adjust, collect and compromise in its discretion all claims under all such policies, and each Borrower shall sign, upon demand by Lender, all receipts, vouchers and releases required by such insurance companies; provided, that other than after the occurrence and during the continuance of an Event of Default, any Borrower may adjust, collect and compromise insurance claims upon notice to and with Lender's consent (which shall be exercised reasonably and in good faith), provided further such Borrower is acting reasonably and diligently. In the event any Borrower shall be awarded any amount pursuant to any condemnation proceeding or the taking or injury to any property for public use, Borrowers shall immediately notify Lender in writing and Borrowers agree that the proceeds of all such awards shall be paid to Lender and authorize Lender, on behalf and in the name of Borrowers to execute and deliver valid acquittances for and to appeal from any such award. Borrowers shall also immediately notify Lender of any actual or threatened condemnation or eminent domain proceedings and shall give Lender at any time any additional instruments requested by Lender for the purpose of validly and sufficiently assigning all awards or appealing any such award. Insurance proceeds and awards described in this Section 7.6 (collectively, "Loss Proceeds"), or any part thereof, received by Lender, after deducting therefrom any expenses incurred, may be applied by Lender at its option (i) to the repair or restoration of the property suffering any loss, condemnation or taking ("Loss Property"), (ii) to the payment of the Liabilities, whether or not due and in whatever order Lender elects, or (iii) to any other purpose or objects for which Lender is entitled to advance funds under this Agreement, all without affecting the lien or security interest created by the Collateral Documents, and any balance of such monies shall be paid to Borrowers or the Person lawfully entitled thereto. Lender shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure unless due to the gross negligence or wilful misconduct of Lender. Notwithstanding the foregoing, Lender agrees any Loss Proceeds shall be applied as follows:

                  (a) If no Unmatured Event of Default or Event of Default has occurred and is continuing at the time of the insured loss, condemnation or taking and the amount of such Loss Proceeds together with all other Loss Proceeds previously or contemporaneously paid to Lender hereunder is less than $100,000, then such Loss Proceeds shall be paid into the relevant Borrower's Master Account for application pursuant to this Agreement.

                  (b) If no Unmatured Event of Default or Event of Default has occurred and is continuing at the time of the insured loss, condemnation or taking and the amount of such Loss Proceeds, together with all other Loss Proceeds previously or contemporaneously paid to Lender hereunder is $100,000 or greater, then Lender will permit the Loss Proceeds to be utilized toward the restoration of the Loss Property, provided that (i) business interruption loss insurance will be payable to Borrowers during the period necessary to restore the Loss Property, (ii) the proceeds of such business interruption insurance together with other funds available to Borrowers will be sufficient to pay all of Borrowers' obligations during such period, (iii) after giving effect to such proposed restoration no Event of Default or Unmatured Event of Default will be in existence and (iv) prior to such utilization of the Loss Proceeds, Lender shall be provided with (A) a full and complete set of plans and specifications for the restoration of the Loss Property, and (B) a current appraisal indicating that the value of the Loss Property following the restoration as contemplated by such plans and specifications will be of a value at least equal to the greater of (I) the Loss Property prior to the loss or (II) the then outstanding principal balance of the Liabilities, and (C) all other items that may be reasonably requested by Lender in form and substance satisfactory to Lender. The plans and specifications and the appraisal must be in a form and content fully satisfactory to Lender. Lender shall disburse such Loss Proceeds for the purpose of restoration of the Loss Property on a monthly basis upon receipt of satisfactory draw requests and inspection reports of an architect approved by Lender certifying as to the percentage of completion of the restoration project. Lender shall retain a ten percent (10%) retainage of all Loss Proceeds disbursed hereunder pending the issuance of a final certificate of substantial completion issued by the inspecting architect certifying the completion of the restoration of the Loss Property in accordance with the approved plans and specifications. In the event of an Unmatured Event of Default or Event of Default at any time following an insurance loss, condemnation or taking, Lender may apply all Loss Proceeds then in Lender's possession as a reduction against the Liabilities. No interest shall be payable by Lender on account of any Loss Proceeds at any time held by Lender.

                  SECTION 8 INCREASED COSTS AND OTHER SPECIAL PROVISIONS.

                  SECTION 8.1 Increased Costs. If, after the date hereof, the adoption of any applicable "law" (which expression, as used in this Section 8.1, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental authority or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law)) adopted, becoming effective, or any change in the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority or agency, shall subject Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature (other than taxes imposed on or measured by the overall net income of Lender) or capital adequacy requirement with respect to, or shall impose or increase or render applicable any special deposit, assessment, insurance charge, reserve or liquidity or other similar requirement (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans made by Lender, or shall otherwise increase the effective cost of, the Loans, or Lender's obligation to make, issue or maintain the Loans, or shall change the basis of taxation of payments to Lender of the principal of or interest on the Loans or any other amounts due under this Agreement in respect of the Loans, or Lender's obligation to make, issue or maintain the Loans (except for changes in the rate of tax on the overall net income of Lender), or shall impose on Lender any other condition or requirement affecting the Loans or Lender's obligation to make the Loans, and the result of any of the foregoing is to increase the cost to Lender of making, funding, issuing or maintaining the Loans, to require Lender to make any payment or to forego any interest or other sum payable under this Agreement, or to reduce the amount of any rate of return or any sum received or receivable by Lender under this Agreement or under the Notes with respect thereto, then upon written notice of such occurrence to the Funds Administrator by Lender (which notice shall contain a statement setting forth a description of such occurrence) at any time and from time to time and as often as the occasion therefor may arise, Borrowers shall pay to Lender such additional amount or amounts as will compensate Lender for such increased cost, payment, sum or such reduction.

                  SECTION 8.2 Funding Losses. Borrowers hereby jointly and severally agree that if Lender receives a notice (whether written or oral) of borrowing or repayment pursuant to this Agreement and Borrowers fail to borrow or repay strictly in accordance therewith, then, upon demand by Lender (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed) Borrowers will indemnify Lender against any net loss or expense which Lender may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of funds acquired by Lender to fund or maintain Loans), as reasonably determined by Lender, as a result of any failure of Borrowers to borrow or repay any Loan on a date specified therefor in a notice (whether written or oral) of borrowing or repayment pursuant to this Agreement. For this purpose, all notices to Lender pursuant to this Agreement shall be deemed to be irrevocable.

                  SECTION 8.3 Taxes.

                  (a) Any and all payments by Borrowers to Lender under this Agreement and any of the Related Documents shall be made free and clear of, and without deduction or withholding for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding such taxes (including income taxes, franchise taxes or similar taxes) as are imposed on or measured by Lender's net income by the jurisdiction (or any political subdivision thereof) under the laws of which Lender is organized or maintains a lending office or by a jurisdiction (or any political subdivision thereof) in which it is doing business, other than solely as a result of or related to its actions under this Agreement or any of the Related Documents (collectively, the "Withholding Taxes"). In addition, Borrowers shall pay all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any of the Related Documents (collectively, the "Documentary Taxes").

                  (b) Borrowers agree to indemnify and hold harmless Lender for the full amount of Withholding Taxes or Documentary Taxes paid by Lender and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto. Payment under this indemnification shall be made within thirty (30) days after the date any Lender or the Lender makes written demand therefor.

                  (c) If Borrowers shall be required by law to deduct or withhold any Withholding Taxes or Documentary Taxes from or in respect of any sum payable hereunder to the Lender, then:

                           (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) Lender receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                           (ii) Borrowers shall make such deductions and withholdings;

                           (iii) Borrowers shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                           (iv) Borrowers shall also pay to Lender, at the time interest is paid, all additional amounts which the Lender specifies as necessary to preserve the after-tax yield Lender would have received if such Withholding Taxes or Documentary Taxes had not been imposed.

                  (d) Within thirty (30) days after the date of any payment by Borrowers of Withholding Taxes or Documentary Taxes, the Funds Administrator shall deliver to Lender the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to Lender.

                  SECTION 8.4 Discretion of Lender as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, Lender shall be entitled to fund and maintain its funding of all or any part of the Loans in any manner it sees fit.

                  SECTION 8.5 Conclusiveness of Statements; Survival of Provisions. In making the determinations contemplated by this Section 8, Lender may make such reasonable estimates, assumptions, allocations and the like that Lender in good faith determines to be appropriate; and, subject to the foregoing clause, determinations and statements of Lender pursuant to this Section 8 shall be conclusive absent demonstrable error. The provisions of this Section 8 shall survive termination of this Agreement.

                  SECTION 9 COLLATERAL AND ELIGIBILITY REQUIREMENTS.

                  SECTION 9.1 Eligible Accounts; Eligible Deferred Billing Program Accounts.

                  (a) "Eligible Accounts" shall mean all Accounts of each Borrower, other than the following: (i) Accounts which remain unpaid as of ninety (90) days (or one hundred twenty (120) days in the case of Accounts owing from Mokrynski and Associates, Inc., after the date of the original invoice with respect thereto; (ii) all Accounts owing by a single Account Debtor, including a currently scheduled Account, if twenty-five percent (25%) or more of the balance owing by such Account Debtor is ineligible by reason of the criterion set forth in clause (i) of this Section 9.1; (iii) Accounts with respect to which the Account Debtor is an Affiliate of any Borrower or a director, officer or employee of any Borrower or its Affiliates; (iv) Accounts with respect to which the Account Debtor is a governmental authority or prime contractor thereof unless Borrowers have complied in a manner satisfactory to Lender with the Federal Assignment of Claims Act of 1940, as amended, or similar law or statute of the relevant state, province, municipality or other jurisdiction and any amendments thereto, relative to the assignment of such Accounts; (v) Accounts with respect to which the Account Debtor is not a resident of the United States unless such Account is payable in United States Dollars and the Account Debtor has supplied Borrowers with an irrevocable letter of credit, issued by a financial institution satisfactory to Lender, in an amount sufficient to cover such Account and in form and substance satisfactory to Lender and without right of setoff; (vi) Accounts arising with respect to goods which have not been shipped and delivered to and accepted as satisfactory by the Account Debtor or arising with respect to services which have not been fully performed and accepted as satisfactory by the Account Debtor; (vii) Accounts for which the prospect of payment in full or performance in a timely manner by the Account Debtor is or is likely to become impaired as determined by Lender in the exercise of its discretion; (viii) Accounts which are not invoiced (and dated as of the date of such invoice) and sent to the Account Debtor within five (5) days after delivery of the underlying goods to or performance of the underlying services for the Account Debtor; (ix) Accounts with respect to which Lender does not have a first and valid fully perfected Lien free and clear of any other Lien; (x) Accounts with respect to which the Account Debtor is the subject of bankruptcy or a similar insolvency proceeding or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver or trustee; (xi) Accounts with respect to which the Account Debtor's obligation to pay the Account is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a guaranteed sale, bill-and-hold, sale-or-return, demonstration, sale on approval or other terms by reason of which the payment by the Account Debtor is or may be conditional (except with respect to Accounts in connection with which Account Debtors are entitled to return Inventory solely on the basis of the quality of such Inventory) or consignment basis; (xii) Accounts to the extent that the Account Debtor's indebtedness to Borrowers exceeds ten percent (10%) of the lesser of (A) the Revolving Commitment then in effect or (B) the aggregate Accounts then owing to Borrowers; (xiii) Accounts with respect to which any disclosure is required in accordance with Section 9.2; (xiv) contra Accounts to the extent of the amount of the accounts payable owed by Borrowers to the Account Debtor unless waived in writing by such Account Debtor; (xv) Accounts with respect to which the Account Debtor is located in any state denying creditors access to its courts in the absence of a Notice of Business Activities Report or other similar filing unless Borrowers have either qualified as a foreign corporation authorized to transact business in such state or has filed a Notice of Business Activities Report or similar filing with the applicable Governmental Authority in such state for the then current year; (xvi) Accounts evidenced by Chattel Paper or any Instrument of any kind, to the extent possession of such Chattel Paper or Instrument is not granted to Lender; (xvii) Accounts which Lender determines in good faith to be unacceptable; (xviii) Credit Card Accounts; and (xix) Deferred Billing Accounts.

                  (b) "Eligible Deferred Billing Program Accounts" shall mean that portion of Deferred Billing Program Accounts which (i) are not unpaid more than one hundred twenty (120) days from the date the relevant customer order is received by the relevant Borrower; (ii) are intended to be paid with a credit card issued and/or serviced by a Credit Card Servicer which has executed and delivered to the Lender an Irrevocable Assignment in form and substance satisfactory to Lender (iii) conform and comply with the terms of the applicable Credit Card Service Agreement (iv) the relevant Borrower has received authorization from a Credit Card Servicer (1) prior to shipping the Inventory giving rise to such Deferred Billing Program Account and (2) if such Deferred Billing Program Account remains unpaid more than 60 days from the date of shipping the underlying

Inventory, a subsequent authorization is obtained between 30 and 60 days of the date such Inventory was shipped; and (v) Deferred Billing Program Accounts which would not be deemed ineligible as Eligible Accounts under the provisions of Sections 9.1(a)(iii) through (xvii), inclusive.

                  SECTION 9.2 Account Warranties. With respect to Accounts scheduled, listed or referred to on the initial Accounts Trial Balance included in the initial Monthly Report or on any subsequent Accounts Trial Balance or Borrowing Base Certificate of Borrowers, each Borrower represents and warrants to Lender that, except as disclosed in the applicable Accounts Trial Balance or Borrowing Base Certificate: (i) the Accounts represent bona fide sales of Inventory by such Borrower or the provision of services to customers in the ordinary course of business completed in accordance with the terms and provisions contained in the documents available to Lender with respect thereto and are not evidenced by a judgment or by an Instrument or Chattel Paper (ii) with respect to Deferred Billing Program Accounts, arise or are related to bona fide credit card sales of Inventory by such Borrower or the provision of services to Consumers in the ordinary course of business completed in accordance with the terms and provisions of the applicable Credit Card Service Agreement with respect thereto and are not evidenced by a judgment or by an Instrument or Chattel Paper; (iii) the amounts shown on the applicable Accounts Trial Balance and on such Borrower's books and records and all invoices and statements which may be delivered to Lender with respect thereto are actually and absolutely owing to such Borrower and are not in any way contingent; (iv) no payments have been or shall be made thereon except payments immediately delivered to a Master Account or other Bank Agent Account maintained for that purpose pursuant to this Agreement; (v) there are no setoffs, claims or disputes existing or asserted with respect thereto and Borrowers have not made any agreement with any Account Debtor for any deduction therefrom except a discount or allowance allowed by such Borrower in the ordinary course of its business for prompt payment and which discount and allowance is reflected in the calculation of the face amount of each invoice related to such Account unless such setoff, claim or dispute has been waived by such Account Debtor in writing; (vi) to the best of Borrowers' knowledge, there are no facts, events or occurrences which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder as shown on the respective Accounts Trial Balances or Borrowing Base Certificates, such Borrower's books and records and all invoices and statements delivered to Lender with respect thereto; (vii) to the best of Borrowers' knowledge, all Account Debtors have the capacity to contract and are Solvent;
(viii) Borrowers have received no notice of proceedings or actions which are threatened or pending or have been taken against any Account Debtor which might result in any material adverse change in such Account Debtor's financial condition; (ix) Borrowers have no knowledge that any Account Debtor is unable generally to pay its debts as they become due; (x) the Accounts do not arise from or relate to the sale of Inventory produced in violation of the Fair Labor Standards Act so as to be subject to the so-called "hot goods" provision contained in Title 29 U.S.C., Section 215(a)(1); (xi) the services furnished and/or Inventory sold giving rise or relating to the Account are not, and will not be at the time of sale thereof, subject to any Lien except that of Lender;
(xii) the Accounts have not been pledged or sold to any Person or otherwise encumbered and such Borrower is the owner of the Accounts free and clear of any Lien except that of Lender; (xiii) with respect to Accounts for which the Account Debtor is located in any state denying creditors access to its courts in the absence of a Notice of Business Activities Report or other similar filing, such Borrower has either qualified as a foreign corporation authorized to transact business in such state or has filed all required Notice of Business Activities Reports or comparable filings with the applicable Governmental Authority; and (xiv) with respect to Deferred Billing Program Accounts, such Borrower has received authorization from a Credit Card Servicer prior to shipping the Inventory giving rise to such Deferred Billing Program Account and, if the Deferred Billing Program Account is unpaid more than 60 days from the date the underlying Inventory was shipped, has received subsequent authorization between 30 and 60 days of shipping such Inventory.

                  SECTION 9.3 Verification of Accounts. Lender shall have the right, at any time or times hereafter, in the name of Borrowers or a nominee of Lender, or during the pendency of an Event of Default, in Lender's name, to verify with Account Debtors the validity, amount or any other matter relating to any Account, by mail, telephone, or in person.

                  SECTION 9.4 Eligible Inventory. "Eligible Inventory" shall consist of all of the Inventory of a Borrower, except the following: (i) work in process; (ii) Inventory which is damaged, obsolete, not in good condition, or not either currently usable or currently saleable in the ordinary course of such Borrower's business as determined by Lender in its reasonable business discretion; (iii) Inventory which Lender determines, or which in accordance with such Borrower's customary business practices, is unacceptable due to age, type, category and/or quantity, including any Inventory which is in excess of a one
(1) year's supply or is otherwise slow-moving; (iv) Inventory with respect to which Lender does not have a first and valid, fully perfected Lien except; (v) Inventory consisting of packaging or supplies; (vi) Inventory in the possession of such Borrower but not owned by such Borrower; (vii) Inventory produced in violation of the Fair Labor Standards Act and subject to the so-called "hot goods" provision contained in Title 29 U.S.C. ss.215(a)(1); (viii) Inventory with respect to which any disclosure is required in the applicable Monthly Report or Borrowing Base Certificate in accordance with Section 11.1(n); (ix) Inventory which is on consignment or is located at a place other than the places of business and collateral locations of such Borrower listed on Schedule 10.29; provided that, subject to Section 11.24, in the case of leased or bailment locations listed on Schedule 10.29, no Inventory located at any such location shall be "Eligible Inventory" until the applicable landlord or bailee has executed a lien waiver in form and substance satisfactory to Lender) including Inventory in transit; (x) Inventory consisting of finished goods which do not meet the specifications of the purchase order for which such Inventory was produced; and (xi) Inventory which fails to meet the standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such goods, its use and/or sale. In the event that Inventory previously scheduled in a Monthly Report or Borrowing Base Certificate ceases to be Eligible Inventory, Borrowers shall notify Lender thereof immediately.

                  SECTION 9.5 Inventory Warranties. With respect to Inventory scheduled, listed or referred to in any Monthly Report or Borrowing Base Certificate, each Borrower represents and warrants that, except as disclosed in such Monthly Reports or Borrowing Base Certificate (i) such Inventory is located at one of the Facilities or locations set forth on Schedule 10.29 as to such Borrower, (ii) such Borrower has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or document whatsoever except for the prior, first perfected Lien granted to Lender hereunder, (iii) such Inventory is of good and merchantable quality, free from any defects and is not goods returned to such Borrower by or repossessed from an Account Debtor or goods taken in trade, (iv) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which materially restricts the ability of such Borrower or, in the case of the exercise of its remedies, Lender to sell the Inventory,
(v) the completion of manufacture, sale or other disposition of such Inventory by Lender following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such Borrower is a party or to which the Inventory is subject, and (vi) no Inventory has been produced in violation of the Fair Labor Standards Act so as to be subject to the so-called "hot goods" provision contained in Title 29 U.S.C., Section 215(a)(1).

                  SECTION 9.6 Security Interest. All of each Borrower's Liabilities constitute one loan secured by Lender's Liens on the Collateral now or from time to time hereafter granted by such Borrower to Lender. To secure timely payment, performance and observance in full of their respective Liabilities, Borrowers shall grant to Lender a right of setoff against and a continuing Lien upon all of their respective right, title and interest in and to all personal property and fixtures of Borrowers and all other Collateral, whether now owned or hereafter acquired by Borrowers and wheresoever located. In addition, concurrently with the acquisition of any real property or interest in real property after the Closing Date the relevant Borrower or Subsidiary shall grant and convey to Lender as security for timely payment, performance and observance of the Liabilities, mortgage Liens on all such real property, which shall be first Liens unless otherwise consented in writing by Lender.

                  SECTION 9.7 Consigned Inventory. With respect to consigned Inventory, Borrowers shall perfect their respective interest in such Inventory by filing and delivering notice to the creditors of record of the consignee, all as provided in Section 9- 114 of the UCC, and in form and substance satisfactory to Lender, and Borrowers shall execute and deliver all financing statements, security agreements, amendments thereto, or other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by Lender), as Lender may request, in a form satisfactory to Lender, to perfect and maintain the Liens on such Collateral granted by Borrowers to Lender hereunder and under the Collateral Documents.

                  SECTION 9.8 Additional Collateral Documents. At any time after the date hereof that a Subsidiary shall be formed or acquired by a Borrower, such Borrower shall cause such Subsidiary to, execute and deliver to Lender a security agreement and a guaranty in form and substance satisfactory to Lender with such changes therein as Lender may reasonably require, together with such other documents, instruments and things as Lender may reasonably require in connection therewith; provided, that the foregoing is not intended and shall not be deemed or construed to permit the formation of any Subsidiary to the extent such formation is not expressly permitted pursuant to the terms of this Agreement.

                  SECTION 9.9 Subsequently Acquired Property. As further security for the payment, performance and observance of the Liabilities, Borrowers shall so long as any of the Liabilities shall remain outstanding or Lender shall continue to have any Commitment: (a) acquire and maintain their respective Property in a manner which will enable Borrowers to allow such Property to become subject to the Liens of the Collateral Documents; (b) obtain and maintain the consent or approval of any Person whose consent or approval is required to the granting of a Lien on any such Property to or for the benefit of Lender; (c) execute and deliver from time to time within ten (10) days after its purchase or acquisition of any real property or leasehold interest in real property or of Property subject to a titling statute or of any other personal property, asset or other right, amendments and supplements to the Collateral Documents in form and substance, and together with other documents, satisfactory to Lender, and in such number of counterparts as Lender may require, by which it shall (and only in the event that such action shall be required in order to) pledge, mortgage and grant a perfected Lien on such Property, asset or right to Lender; (d) execute and deliver to Lender, in form and substance satisfactory to Lender and in such number of counterparts as Lender may require, (i) an assignment of Borrowers' rights under any contract to construct any Property with a fair market value in excess of $250,000 promptly upon entering into such contract, and (ii) such other agreements and instruments (including, without limitation, acknowledgments by other contract parties) as may be necessary to grant a Lien on and security interest in Borrowers' rights and interests under each such contract and each such Property, whether under construction or otherwise, to Lender; and (e) execute and deliver to Lender, in form and substance satisfactory to Lender and in such number of counterparts as Lender may require, assignments of Borrowers' rights under each lease to which Borrowers are a party as landlord or sublandlord, promptly upon entering into such lease, other than Capital Leases of equipment.

                  SECTION 9.10 Change of Location or Name. So long as any of the Liabilities shall remain outstanding or Lender shall continue to have any Commitment, Borrowers shall not change (a) the location of any such Person's principal place of business, chief executive office, major executive office, chief place of business or its records concerning its business and financial affairs, or (b) such Person's name or the name under or by which it conducts its business, in each case without first giving Lender at least 30 days' advance written notice thereof and having taken any and all action required or desirable by Lender to maintain and preserve the first perfected Lien and security interest in favor of Lender on all property thereof free and clear of any Lien whatsoever except for Permitted Liens; provided, that notwithstanding the foregoing,

Borrowers shall not change the location of any such Person's principal place of business, chief executive office, major executive office, chief place of business or its records concerning its business and financial affairs to any place outside the contiguous continental United States of America.

                  SECTION 9.11 Deliveries; Further Assurances. Each Borrower shall, and shall cause each Subsidiary of any Borrower to, at Borrowers' sole expense, (i) without any request by Lender, immediately deliver or cause to be delivered to Lender, in due form for transfer (i.e., endorsed in blank or accompanied by duly executed undated blank stock or bond powers), all securities, chattel paper, instruments and documents, if any, at any time representing all or any of the Collateral, (ii) upon request of Lender, furnish or cause to be furnished to Lender such surveys, mortgagee title commitments or policies, appraisals, opinions of counsel and other documents as Lender may specify, (iii) without request by Lender, cause Lender's Lien hereunder and under the Collateral Documents to be at all times duly noted on any certificate of title issuable with respect to any of the Collateral and forthwith deliver or cause to be delivered to Lender each such certificate of title, and (iv) execute and deliver, or cause to be executed and delivered, to Lender in due form for filing or recording (and pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Lender) such assignments (including, without limitation, assignments of life insurance), security agreements, mortgages, deeds of trust, pledge agreements, consents, waivers, financing statements, stock or bond powers, and other documents, and do such other acts and things, all as may from time to time be necessary or desirable to establish and maintain to the satisfaction of Lender a valid first perfected Lien on and security interest in all assets of each Borrower and each Subsidiary of any Borrower now or hereafter existing or acquired (free of all other Liens whatsoever other than Permitted Liens) to secure payment and performance of the Liabilities.

                  SECTION 10 REPRESENTATIONS AND WARRANTIES.

         To induce Lender to enter into this Agreement and to make Loans hereunder, each Borrower represents and warrants to Lender that:

                  SECTION 10.1 Due Organization, Authorization, Etc. Each Borrower and each Subsidiary of any Borrower is a corporation duly existing and in good standing under the laws of the jurisdiction of its formation and is duly qualified and in good standing in each jurisdiction where, because of the nature of its activities or properties, such qualification is required or where the failures so to qualify singly or in the aggregate could reasonably be expected to have a Material Adverse Effect (which jurisdictions shall include, without limitation, those jurisdictions listed on Schedule 10.1). The execution, delivery and performance by each Borrower and each Subsidiary of any Borrower of this Agreement and the Related Documents to which they respectively are parties, and the consummation of the Related Transactions, are within their respective corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, director and shareholder approval, if required), have received all necessary governmental and other consents and approvals and made all necessary filings with and given all necessary notices to any governmental authority (if any shall be required), and do not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirement of Law or Contractual Obligation binding upon it. This Agreement and each of the Related Documents to which any Borrower or any Subsidiary of any Borrower is a party are (or when executed and delivered will be) the legal, valid, and binding obligations of such Person enforceable against such Person in accordance with their respective terms, except as limited by applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally and except as limited by general principles of equity.

                  SECTION 10.2 Certain Agreements. Each Borrower and each Subsidiary of any Borrower have furnished to Lender true, correct and complete copies of each of the Related Documents (including all schedules and written disclosures in connection therewith). All warranties of each Borrower and each Subsidiary of any Borrower and, to Borrowers' knowledge, all warranties of the other parties thereto (other than Lender and the Master Account Bank) set forth in the Related Documents are true and correct in all material respects without any waiver or modification thereof and no default of any of Borrower or any Subsidiary of any Borrower and to Borrowers' knowledge, no default of any other party, exists thereunder.

                  SECTION 10.3 Financial Information; Financial Condition. All balance sheets and all statements of operations, of shareholders' equity and of changes in financial position, and other financial data (other than projections) which have been or shall hereafter be furnished to Lender by or on behalf of any Borrower for the purposes of or in connection with this Agreement, the Related Documents or the Related Transactions (including the financial information referred to below, except for the projections referred to in clauses (d) and (e) below) have been and will be prepared in accordance with GAAP consistently applied throughout the periods involved and do and will present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby. All projections (including, without limitation, the projections described in clauses (d) and (e) below) which have been or shall be furnished to Lender for purposes of or in connection with this Agreement, the Related Documents or the Related Transactions have represented and will, when delivered to Lender, represent each Borrower's and Parent's management's best estimates of future performance, based upon historical financial information and reasonable assumptions of management. Such financial data includes, without limitation, the following financial statements and reports which have been furnished to Lender on or prior to the date hereof:

                  (a) the audited consolidated and consolidating balance sheets the Consolidated Entity as of September 30, 1998 and the related audited consolidated and consolidating statements of earnings, shareholders' equity, cash flow and changes in financial position for the year ending on such date (the "Financials");

                  (b) the consolidated and consolidating balance sheets of the Consolidated Entity as of December 31, 1998 and the related statements of income and cash flow of the Consolidated Entity for the one quarter period ending on such date;

                  (c) the pro forma consolidated and consolidating balance sheets of the Consolidated Entity as of March 31, 1999 but after giving effect to all Related Transactions (the "Pro Forma");

                  (d) the projected consolidated and consolidating balance sheets and projected statements of earnings and cash flow for the Consolidated Entity for each month from January 1, 1999 to September 30, 1999, for each month or fiscal quarter from November1, 1999 through September 30, 2000, and for each Fiscal Year through the Fiscal Year ending September 30, 2002, after giving effect to all Related Transactions.

Except as set forth on Schedule 10.3 hereto, there has been no material adverse change since December 31, 1998 in the financial condition, operations, assets, business or prospects of the Consolidated Entity, other than as a result of the Related Transactions, from that reflected in the financial information as to the Consolidated Entity referred to in clauses (a) through (c).

                  SECTION 10.4 Litigation and Contingent Obligations. Except as set forth in Schedule 10.4 hereto (including estimates of the dollar amounts involved) and except for claims as to which the insurer has admitted coverage in writing and which are fully covered by insurance, no claims, litigation (including, without limitation, derivative actions and litigation with respect to any Employee Benefit Plan), arbitration, governmental investigation or proceeding or inquiry is pending or, to the best of Borrowers' knowledge, threatened against any Borrower, any member of the Controlled Group or any Employee Benefit Plan fiduciaries (i) which singly or in the aggregate could, if adversely determined, reasonably be expected to have a Material Adverse Effect, or (ii) which relates to any of the Related Transactions, and, except as set forth in Schedule 10.4, there is no basis known to any Borrower for any of the foregoing. Other than any liability incident to such claims, litigation or proceedings, no Borrower nor any Subsidiary of any Borrower nor Parent has any material Contingent Obligations not provided for or referred to in the Financials or in Schedule 10.4 hereto.

                  SECTION 10.5 Liens. None of the assets of any Borrower or any Subsidiary of any Borrower will be subject to any Lien, except for Permitted Liens, which are junior to the Lien of the Collateral Documents. Except as described in Schedule 10.5, Lender will obtain, as security for the Liabilities,
(i) a legally valid and binding first mortgage Lien on all real property and interests in real property now owned or hereafter acquired by any Borrower or any Subsidiary of any Borrower, and (ii) a first priority perfected Lien on all other property described in the Collateral Documents as being pledged, assigned or granted thereby. The descriptions of other property described in the Collateral Documents correctly describe all Property used in the business or operations of Borrowers and each

Subsidiary of any Borrower in a manner sufficient to create an enforceable Lien on or security interest in such property.

                  SECTION 10.6 Contracts; Absence of Default. Except as set forth on Schedule 10.6(a) hereto, no Borrower nor any Subsidiary of any Borrower is in material default under any Contract or other contracts transferred to or assumed by any Borrower or any Subsidiary of any Borrower) (a) to which it is a party or by which it is bound, and (b) (i) pursuant to which such Persons provide goods or services to one or more customers which contributed more than ten percent (10%) of gross revenue during the prior Fiscal Year of the Consolidated Entity which is reasonably expected to contribute more than ten percent (10%) gross revenue during the current or any future Fiscal Year of the Consolidated Entity (each, a "Material Contract"), (ii) pursuant to which Borrower or any Subsidiary of any Borrower incur or are committed to incur Lease Obligations in excess of $100,000 during any Fiscal Year, (iii) which cannot be replaced without material expense, delay or interruption of business (including, without limitation, any Material Intellectual Property Right), or (iv) where such default could have a Material Adverse Effect. A list of all Material Contracts existing on the date hereof is attached hereto as Schedule 10.6(b). No Borrower nor any Subsidiary of any Borrower has received notice that any Material Contract will be terminated or not extended or renewed.

                  SECTION 10.7 Employee Benefit Plans. (a) No Borrower nor any member of the Controlled Group has incurred any liability with respect to any Pension Plan other than to pay premiums to the PBGC and make required contributions to such Pension Plans (provided that any such contributions and premiums which are due have been paid).

                  (b) With respect to any Employee Benefit Plan, full and timely payment has been made of all amounts required under Section 412 of the Code,
Section 302 of ERISA or under the terms of each such Plan, no event or condition has occurred which has or could result in the imposition of a lien or an accumulated funding deficiency (whether or not waived) under Section 412 of the Code or Section 302 of ERISA, each Borrower and each current or past member of the Controlled Group has fulfilled its obligations, if any, under the minimum funding standards of ERISA and the Code, and no security has been posted or is required to be posted under Section 401(a)(29) of the Code or Section 307 of ERISA.

                  (c) No steps have been taken to terminate, or withdraw from, any Pension Plan or any Multiemployer Plan.

                  (d) No Reportable Event has occurred.

                  (e) No Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefits under a Welfare Plan (other than liability for health care continuation coverage in compliance with the requirements of Part 6 of Subtitle B of Title I of ERISA or
Section 4980B of the Code).

                  (f) Except as described on Schedule 10.7, all Employee Benefit Plans (i) comply in form with any requirements of ERISA and have been operated and administered in compliance with their terms and in a manner so as not to result in any liability to any Borrower or any current or past member of the Controlled Group for failure to comply with ERISA and all of the applicable statutes and regulations issued thereunder, and (ii) if intended to qualify under the Code, are in a form and have been administered in a manner so as not to result in any liability to any Borrower or any current or past member of the Controlled Group for failure to comply with the applicable provisions thereof and are subject to an Internal Revenue Service determination with respect to such qualification. Except for future funding obligations, no conditions exist or events or transactions have occurred with respect to any Employee Benefit Plan which could result in the incurrence by any Borrower or any current or past member of the Controlled Group of any liability, except to the extent the same
(x) have been funded or adequately reserved on the balance sheet of the Consolidated Entity, or (y) will not result in the incurrence of any liability by any Borrower or any current or past member of the Controlled Group in excess of $50,000 in the aggregate.

                  (g) No Borrower nor any Subsidiary of any Borrower is an Employee Benefit Plan, none of their assets constitute assets of an Employee Benefit Plan and the execution, performance and delivery of this Agreement and the Related Documents and the consummation of the Related Transactions will not involve any prohibited transaction, as defined in Section 406 of ERISA or
Section 4975 of the Code, for which an exemption is unavailable.

                  SECTION 10.8 Investment Company Act; Public Utility Holding Company Act. No Borrower nor any Subsidiary of any Borrower is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  SECTION 10.9 Regulations T, U and X. No Borrower nor any Subsidiary of any Borrower is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System). No Borrower, nor any Affiliate of any of them or any Person acting on their behalf has taken or will take action to cause the execution, delivery or performance of this Agreement or the Notes, or the other Related Documents, the making or existence of the Loans or the use of proceeds of the Loans to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  SECTION 10.10 Proceeds. The proceeds of the Loans will be used for working capital purposes, except that proceeds of the Term Loans and the initial Revolving Loan shall be used to repay in full the Indebtedness to Be Refinanced.

                  SECTION 10.11 Confirmation of Warranties. All representations and warranties of each Borrower and, to such Borrower's knowledge, each other party to the Related Documents set forth in the Related Documents are true and correct in all material respects as if made as of the Closing Date.

                  SECTION 10.12 Insurance. Schedule 10.12 hereto sets forth a true and correct summary of all insurance carried by each Borrower and each Subsidiary of any Borrower. Each Borrower and each Subsidiary of any Borrower is adequately insured for its benefit under policies issued by insurers of recognized responsibility. No notice of any pending or threatened cancellation has been received by any Borrower or any Subsidiary of any Borrower with respect to any of such insurance policies. Each Borrower and each Subsidiary of any Borrower is in compliance with all conditions contained in such insurance policies.

                  SECTION 10.13 Material Disruptions. Neither the business nor the properties of any Borrower nor any Subsidiary of any Borrower is affected, or anticipated to be affected, by any existing events of Force Majeure or other existing casualties which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                  SECTION 10.14 Patents, Trademarks, etc. Each Borrower and each Subsidiary of any Borrower owns and possesses, or is licensed under valid and enforceable license agreements, or is otherwise entitled to use without payment, all such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, trade secrets, mask works and copyrights as are necessary for the conduct of its business as now conducted or presently proposed to be conducted without any infringement upon rights of others which could have a Material Adverse Effect, and, except as set forth in
Part 1 of Schedule 10.14, there are no individual patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights, trade secrets, mask works or copyrights the loss of which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect (any such item, whether or not set forth on Schedule 10.14, being herein called a "Material Intellectual Property Right"). Parts 1 and 2 of
Schedule 10.14 together contain a complete list of all license agreements relating to patent rights, trademark rights, trade name rights, service mark rights, trade secrets, mask works and copyrights held by any Borrower or any Subsidiary of any Borrower under license agreements.

                  SECTION 10.15 Ownership of Properties; Property Schedule. Each Borrower and each Subsidiary of any Borrower has good and marketable title to all of its properties and assets, real and personal, of any nature whatsoever.
Schedule 10.15 contains descriptions of all real and personal property (i) in which any Borrower and any Subsidiary of any Borrower has an interest as of the date hereof, (ii) with respect to which the Collateral Documents will not create a valid and perfected first lien and security interest, and (iii) which cannot be replaced without material expense, delay or interruption of business.

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                  SECTION 10.16 Business Locations; Trade Names. Schedule 10.16
lists each of the locations where each Borrower and each Subsidiary of any Borrower maintains an office, a place of business or any records or has maintained an office, a place of business or any records at any time during the during the five year period prior to the Closing Date; and Schedule 10.16 also lists each name under or by which any Borrower or any Subsidiary of any Borrower conducts its business or has conducted business at any time during the five year period prior to the Closing Date and a complete and accurate address and legal description of each parcel of real estate owned or leased by any Borrower or any Subsidiary of any Borrower.

                  SECTION 10.17 Accuracy of Information. All factual information heretofore or contemporaneously herewith furnished by or on behalf of any Borrower to Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of any Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading.

                  SECTION 10.18 Subsidiaries. Borrowers have no Subsidiaries.

                  SECTION 10.19 Hazardous Materials. Except as disclosed in
Schedule 10.19 hereto, (a) no Borrower, nor any Subsidiary of any Borrower has, nor, to Borrowers' knowledge, has any other Person, ever caused or permitted any Hazardous Material to be released, treated, stored or disposed of in a manner which could form the basis for any claim, demand, proceeding or action by any Person, past, present or future on, under or at any real property legally or beneficially owned (or any interest or estate in real property which is owned) or operated by any Borrower or any Subsidiary of any Borrower (including, without limitation, any property owned by a land trust the beneficial interest in which is owned in whole or in part by any Borrower or any Subsidiary of any Borrower), (b) no such real property has ever been used (by any Borrower nor any Subsidiary of any Borrower or any other Person) as (i) a disposal site for any Hazardous Material or (ii) a permanent storage site for any Hazardous Material, and (c) no Borrower nor any of its predecessors or any other Affiliates of any of Borrower, has ever caused or permitted any Hazardous Material to be transported, released, treated, stored or disposed of at any location other than those identified in Schedule 10.19 in a manner which could form the basis for any claim, demand, proceeding or action by any Person. The matters described on
Schedule 10.19, if adversely determined, neither singly nor in the aggregate could reasonably be expected to have a Material Adverse Effect.

                  SECTION 10.20 Agent's Fees. Except as set forth in Schedule 10.20, no agent, broker, investment banker, Person, or firm acting on behalf of any Borrower or their respective Affiliates, or under the authority of any such Person, is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, from any of the parties hereto in connection with any of the transactions contemplated herein.

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                  SECTION 10.21 Taxes. Each Borrower and each Subsidiary of any
Borrower has filed all tax returns that are required to be filed by it or on behalf of any Employee Benefit Plan, and has paid or provided adequate reserves for the payment of all taxes, including, without limitation, all payroll taxes and federal and state withholding taxes, and all assessments payable by it that have become due, other than those that are not yet delinquent or that are disclosed on Schedule 10.21 and are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP. There is no ongoing audit or, to Borrowers' knowledge, other governmental investigation of the tax liability of any Borrower or any Subsidiary of any Borrower or any Employee Benefit Plan and there is no unresolved claim by a taxing authority concerning tax liability by Borrower or any Subsidiary of any Borrower (or by any governmental authority with respect to any Employee Benefit Plan), for any period for which returns have been filed or were due. As used in this Section 10.21, the term "taxes" includes all taxes of any nature whatsoever and however denominated, including, without limitation, excise, import, governmental fees, duties and all other charges, as well as additions to tax, penalties and interest thereon, imposed by any government or instrumentality, whether federal, state, local, foreign or other.

                  SECTION 10.22 Securities Laws. No Borrower, and no Affiliate of any Borrower, nor anyone acting on behalf of any such Person, has directly or indirectly offered any interest in the Notes or any other Liability for sale to, or solicited any offer to acquire any such interest from, or has sold any such interest to any Person that would subject the issuance or sale of the Notes or any other Liability to registration under the Securities Act of 1933, as amended.

                  SECTION 10.23 Governmental Authorizations. Each Borrower and each Subsidiary of any Borrower has all licenses, franchises, permits and other governmental authorizations necessary for all businesses carried on by it (including owning and leasing the real and personal property owned and leased by it), except where failures to obtain such licenses, franchises, permits and other governmental authorizations (a) are not related to any use, manufacture, generation, storage, transport, release or disposal by any such Person of any Hazardous Material, and (b) neither singly nor in the aggregate could reasonably be expected to (i) subject any such Person or any of its officers to criminal liability or (ii) have a Material Adverse Effect.

                  SECTION 10.24 Compliance with Laws. Each Borrower and each Subsidiary of any Borrower: (i) is in compliance in all material respects with all laws, ordinances, rules, regulations, orders, policies, guidelines or other requirements of any governmental authority, including the same relating to any manufacture, use, generation, release, storage, transport or disposal of any Hazardous Material, (ii) has filed in a timely manner all reports, documents and other materials required to be filed by it with any governmental bureau, agency or instrumentality (and the information contained in each of such filings is true, correct and complete in all material respects), except where failures to make such filings are not related to the manufacture, use, generation, release, storage, transport or disposal of any Hazardous Material by any Borrower or any Subsidiary of any Borrower and neither singly nor in the aggregate could reasonably be expected to have a Material Adverse Effect and (iii) has retained all records and documents required to be retained by it pursuant to any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any governmental authority, except where failures to retain such records are not related to the use, manufacture, generation, release, storage, transport or disposal of any Hazardous Material and neither singly nor in the aggregate could reasonably be expected to subject any Borrower, any Subsidiary of any Borrower or Parent or any of their officers to criminal liability or have a Material Adverse Effect.

                  SECTION 10.25 Employees and Labor. There is no unfair labor practice complaint against any Borrower nor any Subsidiary of any Borrower pending before the National Labor Relations Board or any state or local agency nor is there a labor strike or other labor dispute, pending or, to any Borrower's knowledge, threatened affecting any of the foregoing which if adversely resolved singly or in the aggregate could reasonably be expected to have a Material Adverse Effect; there is no existing representation question respecting the employees of any Borrower nor any Subsidiary of any Borrower nor are there organizational attempts affecting any of the employees of Borrowers nor any of their Subsidiaries which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect; there is no grievance pending or, to any Borrower's knowledge, threatened affecting any Borrower nor any Subsidiary of any Borrower; and no labor disputes or work stoppages involving any Borrower nor any Subsidiary of any Borrower are pending or, to any Borrower's knowledge, threatened, which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect. No Borrower nor any Subsidiary of any Borrower is a party to any collective bargaining agreements, except as listed on Schedule 10.25 hereto. To Borrowers' knowledge, no customer or supplier of any Borrower nor any Subsidiary of any Borrower is involved in, or threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                  SECTION 10.26 Year 2000. Each Borrower and each Subsidiary of any Borrower have conducted a review and assessment of all computer applications and programs (the "Software") owned, licensed or used by any of them and all such Software is fully able to perform date-sensitive or other functions on or after, or as to dates on or after December 31, 1999, except for immaterial Software where the failure to perform such function could not have a Material Adverse Effect.

                  SECTION 10.27 Solvency. Each Borrower and each Subsidiary of any Borrower are Solvent both before and after giving to the execution and delivery of this Agreement and any of the other Related Documents to which such Person is a party and consummation of the transactions contemplated hereunder or thereunder, including, without limitation, the Related Transactions.

                  SECTION 10.28 Collateral. Except for the Permitted Liens, all of the Collateral is and will continue to be owned by Borrower and their Subsidiaries free and

                                      -63-

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clear of all Liens. From and after the making of the first Loan and after the making of all necessary filings, the provisions of the Security Agreement will be effective to create and will give Lender as security for the repayment of the Liabilities, a legal, valid, perfected and enforceable Lien (which priority is subject only to Permitted Liens) upon all right, title and interest of each Borrower and each Subsidiary of any Borrower in any and all of the Collateral (including the Liens on the items and amounts deposited in the Operating Account and the Depositary Accounts. Upon the acknowledgment of Lender's security interest in the Depositary Accounts by the banks or other financial institutions at which such Depositary Accounts are maintained, this Agreement will be effective to create and will give Lender as security for the repayment of the Liabilities, a legal, valid, perfected and enforceable first priority Lien on all deposits or other items in the Depositary Accounts.

                  SECTION 10.29 Places of Business. As of the Closing Date, the principal place of business and chief executive office of each Borrower and each Subsidiary of any Borrower is set forth on Schedule 10.29 and, except as disclosed on Schedule 10.29, none of such locations have changed within the six
(6) month period prior to the Closing Date. Except for sales offices, no Borrower nor any Subsidiary of any Borrower has maintained places of business in the last six (6) months except for those listed on Schedule 10.29. The books and records of each Borrower and each Subsidiary of any Borrower and all Chattel Paper, Instruments and all records of accounts of the Borrower and each Subsidiary of any Borrower are located and hereafter shall continue to be located at the principal place of business and chief executive office of the Borrowers.

                  SECTION 10.30 Other Names. The business conducted by each Borrower and each Subsidiary of any Borrower has not been in the past five (5) years, and will not be without the prior written consent of the Lender not to be unreasonably withheld, conducted under any corporate, trade or fictitious name other than those names disclosed on Schedule 10.30.

                  SECTION 10.31 Real Estate. Schedule 10.29 describes all Real Estate owned or leased or otherwise occupied by each Borrower and each Subsidiary of any Borrower. The Borrowers represent and warrant to Lender that such Person has good, indefeasible and merchantable title to and ownership of, or a valid leasehold interest in, each parcel of Real Estate described in
Schedule 10.29, free and clear of all Liens, except Liens in favor of Lender and the Permitted Liens.

                  SECTION 11 COVENANTS.

                  Until the expiration or termination of the Commitments and thereafter until the Notes and all other Liabilities are paid and performed in full, each Borrower agrees that, unless at any time Lender shall otherwise expressly consent in writing, it will and, as appropriate, cause each of their respective Subsidiaries to:

                  SECTION 11.1 Reports, Certificates and Other Information. Furnish or cause to be furnished to Lender:

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                  (a) As soon as available, but in any event within 105 days after the end of each Fiscal Year of the Consolidated Entity: (i) copies of the balance sheets of the Consolidated Entity as at the end of such Fiscal Year and the related statements of earnings, shareholders' equity and cash flows for such Fiscal Year, in each case setting forth in comparative form the figures for the previous year and, as prepared by the Parent and Borrowers in the current business plan and containing a narrative discussion by the Parent and Borrowers of variances reflected by such comparisons, prepared in reasonable detail, on a consolidated and consolidating basis and in accordance with GAAP applied consistently throughout the periods reflected therein, such consolidated financial statements to be certified, without a going concern or like qualification or qualification arising out of the scope of the audit, by BDO Seidman LLP (or such other independent certified public accountants of recognized standing as shall be selected by Parent with Lender's approval); and
(ii) a certificate from the accountants identified in clause (i) of this Section 11.1(a) (the "Accountants") containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Section 11, and to the effect that, in making the examination necessary for the signing of the annual audit report of the Consolidated Entity by such accountants, they have not become aware of any non-compliance by Parent or any Borrower with this Agreement or any Related Document or any Event of Default or Unmatured Event of Default.

                  (b) As soon as available, but in any event within 50 days after the end of each fiscal quarter of the Consolidated Entity, copies of the unaudited balance sheet of the Consolidated Entity as at the end of such fiscal quarter and the related unaudited statements of earnings, shareholders' equity and cash flows for such fiscal quarter and the portion of the Fiscal Year through such fiscal quarter, in each case setting forth in comparative form the figures for the corresponding periods of the previous Fiscal Year and in the current business plan and containing a narrative discussion of variances reflected by such comparisons, prepared in reasonable detail, on a consolidated and consolidating basis and in accordance with GAAP applied consistently throughout the periods reflected therein, accompanied by a "management letter" containing a narrative discussion of such financial statements and certified by the Accountants or the chief financial officer of Parent as presenting fairly the financial condition and results of operations of the Consolidated Entity (subject to normal year-end audit adjustments).

                  (c) As soon as available, but in any event within 30 days after the end of each month, copies of the unaudited balance sheet of the Consolidated Entity as at the end of such month and the related unaudited statements of earnings and cash flows for such month and the portion of the Fiscal Year through such month, in each case setting forth in comparative form the figures for the corresponding periods of the previous Fiscal Year and in the current business plan and containing a narrative discussion of variances reflected by such comparisons, prepared in reasonable detail, on a consolidated and consolidating basis and in accordance with GAAP applied consistently throughout the periods reflected therein and certified by the Accountants or the chief financial officer of Parent as presenting fairly the financial condition and results of operations of the Consolidated Entity (subject to normal year-end audit adjustments).

                  (d) As soon as available, but in any event within 30 days after the beginning of each Fiscal Year of the Consolidated Entity, a copy of the plan and forecast (including a projected consolidated closing balance sheet, income statement and funds flow statement and amount of the Revolving Commitment and Borrowing Availability) of the Consolidated Entity for the current Fiscal Year in monthly detail.

                  (e) Contemporaneously with the furnishing of a copy of each annual audit report (i) and of each set of financial statements provided for in Sections 11.1(b), 11.1(c) and 11.1(d), a duly completed certificate in substantially the form of Exhibit F or in such other form as Lender may from time to time require (each a "Compliance Certificate"), signed by the chief executive officer, chief operating officer or chief financial officer of Parent, containing, among other things, a computation of, and showing compliance with, each of the applicable financial ratios and restrictions contained in this
Section 11 and to the effect that as of such date no Event of Default or Unmatured Event of Default has occurred and is continuing or if such an Event of Default or Unmatured Event of Default has occurred and is continuing, setting forth the nature thereof and the actions Borrowers are taking with respect thereto, and (ii) a report of the President of Parent describing the financial performance of the Consolidated Entity during the period covered by such set of financial statements and setting forth any significant events occurring during such period affecting the Consolidated Entity.

                  (f) Promptly upon receipt thereof, copies of all financial and management reports regarding the Consolidated Entity, submitted to any Borrower, Parent or any shareholder of Parent or any Borrower, by independent public accountants in connection with each annual or interim audit report made by such accountants of the books of the Consolidated Entity or any Borrower.

                  (g) Promptly upon the filing or making thereof, copies of each filing and each report made by Parent or any Borrower with or to any securities exchange or the Securities and Exchange Commission and of each written communication from Parent or any Borrower to its shareholders generally.

                  (h) Forthwith upon learning of the occurrence of any of the following, written notice thereof, describing the same and the steps being taken by any Borrower or any other party with respect thereto: (i) the occurrence of an Event of Default or an Unmatured Event of Default, (ii) the institution of, or any adverse determination or materially adverse development in, any litigation, arbitration proceeding or governmental proceeding which could have a Material Adverse Effect, (iii) the occurrence of a Reportable Event, (iv) the institution of any steps to terminate any Pension Plan, (v) the institution of any steps to completely or partially withdraw from any Multiemployer Plan, (vi) the failure of any Borrower or any current or past member of the Controlled Group to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 412 of the Code or Section 302 of ERISA, (vii) the adoption of any amendment which would require any Borrower or any current or past member of the Controlled Group to provide a bond or other security to a Pension Plan under Section

401(a)(29) of the Code or Section 307 of ERISA, (viii) the incurrence of any increase in the contingent liability of any Borrower or any member of the Controlled Group or any other conditions, events or transactions with respect to any present (or future) Employee Benefit Plan which (a) is not adequately reserved on the balance sheet of the Consolidated Entity, any Borrower or one of the Controlled Group members and (b) could not reasonably be expected to result in the incurrence by any Borrower or any member of the Controlled Group of any liability in excess of $50,000 (in the aggregate), (ix) the commencement of any dispute which might lead to the modification, transfer, revocation, suspension or termination of any Related Document, (x) any termination (without renewal), loss, suspension or other impairment of any Borrower's rights under any Material Intellectual Property Right or Material Contract or any expectation of any such termination, loss, suspension or other impairment, (xi) any other material adverse change in a Material Contract, or (xii) any other event or events which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect.

                  (i) (i) Within 90 days after the end of each Fiscal Year, a certificate signed by Parent's President or chief financial officer that summarizes the insurance policies carried by each Borrower and each Subsidiary of any Borrower (such certificate to be in form and substance satisfactory to Lender), and (ii) written notification 30 days prior to any cancellation or material change (other than one which enlarges the scope of coverage, adds additional insureds or increases coverage limits) of any such insurance by any Borrower or any Subsidiary of any Borrower and within 5 days after receipt of any notice (whether formal or informal) of cancellation, reduction in coverage, or shortening of policy period or material adverse change by any of its insurers.

                  (j) With respect to each "Multiemployer Plan", as defined in section 4001 of ERISA as to which any of Borrower or any current or past member of the Controlled Group may have any liability, (i) no less frequently than annually, a written estimate (which shall be based on information received from each such plan, it being expressly understood that Parent shall take all reasonable steps to obtain such information) of the withdrawal liability that would be incurred by any Borrower or any current or past member of the Controlled Group in the event that any Borrower or any current or past member of the Controlled Group were to completely withdraw from that plan in a complete withdrawal as defined in section 4201 of ERISA, and (ii) written notice thereof, as soon as it has reason to believe (on the basis of the most recent information available to it) that the sum of (a) the withdrawal liability that would be incurred by any of Borrower or any current or past member of the Controlled Group if any Borrower or any current or past member of the Controlled Group completely withdrew from any Multiemployer Plans as to which any Borrower of any current or past member of the Controlled Group has an obligation to contribute, and (b) the amount of the outstanding withdrawal liability (without unaccrued interest) incurred by any Borrower of any current or past member of the Controlled Group to Multiemployer Plans, would exceed $50,000 in the aggregate.

                  (k) Prompt written notice of execution of any agreement by any Borrower or any Subsidiary of any Borrower to merge or consolidate into or with, or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest in, any other Person, or for the sale, transfer, lease or conveyance by any Borrower or any Subsidiary of any Borrower of all or any substantial part of its assets or sale, or for the assignment by any Borrower or any Subsidiary of any Borrower without recourse of any of its receivables.

                  (l) (i) Not more than 10 Business Days after each anniversary date of the initial Loan, a complete list of the officers, shareholders and directors of each of the Borrowers and Parent and (ii) within 15 Business Days of any change in the information provided pursuant to the foregoing clause (i), written notice of such change.

                  (m) Not later than the twentieth (20th) day of each month, a monthly report ("Monthly Report") for each Borrower, accompanied by a certificate in the form attached as Exhibit G, which shall be signed by the chief executive officer or chief financial officer of such Borrower. The Monthly Report shall be in form and substance satisfactory to Lender and shall include, as of the last Business Day of the preceding month (and with respect to the initial Monthly Report attached as Exhibit G, as of a date not more than two (2) Business Days prior to the Closing Date): (i) an aged trial balance of Accounts ("Accounts Trial Balance") of Ecology Kids sorted by Account Debtor in invoice detail and submitted in hard copy and electronic disk indicating which Accounts are current, up to 30, 30 to 59, 60 to 89 and 90 days or more past the original invoice date and listing the names and addresses of all applicable Account Debtors, (ii) a statement of Accounts of Lew Magram and Brownstone as received from Mokrynski and Associates, Inc. (iii) a summary of accounts of such Borrower payable showing which accounts payable are current, up to 30, 30 to 59, 60 to 89 and 90 days or more past due and listing the names and addresses of applicable creditors; and (iv) a schedule of Inventory owned by such Borrower and in such Borrower's possession valued at the lower of cost or market on a FIFO basis. In addition, each Borrower shall deliver a Borrowing Base Certificate as to such Borrower to Lender by 10 A.M. (Chicago time) on each Business Day. The Funds Administrator (i) shall calculate the Cash-In-Transit component of the Borrowing Base based upon the amounts provided to the Borrowers by the Depositary Banks for such Business Day, (ii) shall calculate Pledged Cash Collateral based upon the most recent information provided by the Master Account Bank after giving effect to any withdrawals or debits, and (iii) shall calculate the Eligible Accounts, Eligible Deferred Billing Accounts and Eligible Inventory on each Tuesday as of the previous Friday. Each Borrower shall furnish copies of any other reports or information, in a form and with such specificity as is satisfactory to Lender, concerning Accounts and Inventory of such Borrower included, described or referred to in any Borrowing Base Certificate and any other documents in connection therewith requested by Lender, including but only if specifically requested by Lender, copies of all invoices prepared in connection with such Accounts and all credit memoranda issued by Borrowers (Borrowers shall issue such credit memoranda in accordance with their current practice and without delay, but in any event within three (3) Business Days of receipt of notice of a dispute with respect to an Account).

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                  (n) From time to time, such other information concerning any
Borrower, any Subsidiary of any Borrower or Parent as Lender may reasonably request.

                  SECTION 11.2 Corporate Existence; Foreign Qualification. Do and cause to be done at all times all things necessary to (i) maintain and preserve the corporate existence of each Borrower and each Subsidiary of any Borrower, (ii) be duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary, except any such jurisdiction where failure to so qualify could not have a Material Adverse Effect (which jurisdictions shall include, without limitation, those jurisdictions listed in Schedule 10.1) and
(iii) comply with all Contractual Obligations and Requirements of Law binding upon such Person, except to the extent that failures to so comply therewith singly or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 11.3 Books, Records and Inspections. Maintain complete and accurate books and records. In addition, Lender, or any Person designated by Lender in writing, shall have the right, from time to time hereafter, to call at each place or places of business of each Borrower and each Subsidiary of any Borrower (or any other place where the Collateral or any information relating thereto is kept or located) during normal business hours upon reasonable prior written or telephonic notice by Lender or such other Person; provided that no prior notice shall be required upon the occurrence and during the continuance of an Event of Default or Unmatured Event of Default, and, without hindrance or delay (i) to inspect, audit, check and make copies of and extracts from such Person's books, records, journals, orders, receipts and any correspondence and other data relating to such Person's business or to any transactions between the parties hereto, (ii) to make such verification concerning the Collateral as Lender may consider reasonable under the circumstances, and (iii) to discuss the affairs, finances and business of such Person with any officers, employees or directors of such Person.

                  SECTION 11.4 Insurance. (i) If any Borrower or any Subsidiary of any Borrower maintains "key man" insurance with respect to any officer or director of such Person, such Person shall assign the proceeds of such insurance to Lender pursuant to an assignment in form and substance reasonably satisfactory to Lender, (ii) maintain such insurance (X) as may be required by law, or by the Collateral Documents or otherwise by Lender, and (Y) in any event to such extent and against such hazards and liabilities, as is customarily maintained by prudent companies similarly situated, (iii) maintain a sufficient amount of insurance so that no Borrower nor any Subsidiary of any Borrower nor Lender will be considered a co-insurer or co-insurers, (iv) with respect to each liability insurance policy, (A) cause such policy to provide, pursuant to endorsements in form and substance satisfactory to Lender, that Lender is named as an additional insured and that the insurer will give Lender 30 days' prior written notice of the termination or other material modification of such policy and (B) notify Lender within 5 days after obtaining any new policy, or increasing coverage under any existing policy, describing in detail in such notice any such new policy or increase, and (v) with respect to each physical damage or casualty

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policy, and each life insurance policy referred to in subclause (i), (A) cause such policy to provide, pursuant to endorsements in form and substance satisfactory to Lender, that Lender is named as a loss payee as to personal property, mortgagee as to real property (subordinate to Permitted Liens as appropriate) and an assignee with respect to life insurance and that the insurer will give 30 days' prior written notice of the termination or other material modification of such policy, (B) cause such policy to provide, pursuant to endorsements in form and substance satisfactory to Lender, that the insurance shall not be invalidated as against Lender by any action or inaction of any Person other than Lender, regardless of any breach or violation of any warranty, declaration or condition contained in such policy, (C) as against Lender, the insurers shall waive any rights of subrogation to the extent that the named insured has waived such rights (and each Borrower hereby irrevocably and unconditionally waives any right of subrogation against Lender, except for claims arising out of the gross negligence or willful misconduct of Lender), and
(D) notify Lender within 5 days of obtaining any new policy or increasing coverage under any existing policy, describing in detail in such notice any such new policy or increase.

                  SECTION 11.5 Taxes and Liabilities. Pay when due all taxes, assessments and other material liabilities except as contested in good faith and by appropriate proceedings with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP if and so long as forfeiture of any part of the Collateral will not result from the failure to pay any such taxes, assessments or other material liabilities during the period of any such contest.

                  SECTION 11.6 Employee Benefit Plans. (i) Maintain, and cause each current or past member of the Controlled Group to maintain, each Pension Plan as to which it may have any liability, in compliance in all material respects with all applicable Requirements of Law or as required pursuant to a collective bargaining agreement, or if intended to qualify under Section 401(a) or 501(a) of the Code, in form and administered in a manner so as not to result in any liability to any Borrower, or any current or past member of the Controlled Group for failure to comply with the applicable provisions thereof, and (ii) not institute any actions which could give rise to any of the following, unless the liability to any Borrower or any current or past member of the Controlled Group arising from the same will not exceed $50,000 or is adequately reserved on the balance sheet of the Consolidated Entity: (a) a Reportable Event, (b) the complete or partial withdrawal from any Multiemployer Plan as defined in Section 4210 of ERISA, (c) an amendment, modification or termination or withdrawal from of a Pension Plan or the entering into of any new Pension Plan, (whether or not resulting in the posting of a security under Section 401(a)(29) of the Code or Section 307 of ERISA), (d) an obligation to file a notice of intent to terminate a Pension Plan under Section 4041 of ERISA,
(e) a lien under Section 412 of the Code or Section 302 of ERISA, (f) the institution of proceedings to terminate a Pension Plan by the Pension Benefit Guaranty Corporation under Section 4043 of ERISA, or (g) other than in the ordinary course, the incurrence of any increase in the contingent liability of any Borrower or any Subsidiary of any Borrower or any other conditions, events or transactions with respect to any present (or future) Employee Benefit Plan. No Borrower nor any

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Subsidiary of any Borrower will become a party or otherwise become obligated to contribute to any Multiemployer Plan.

                  SECTION 11.7 Collateral Documents. Cause the Collateral Documents, as security for the payment and performance of Notes and all other Liabilities, to be and remain valid, perfected Liens on and security interests in all assets of each Borrower and each Subsidiary of any Borrower now or hereafter existing or acquired (free of all other Liens whatsoever other than Permitted Liens).

                  SECTION 11.8 Compliance with Laws. Comply with all Federal, state and local laws, rules and regulations related to its business except to the extent that failures to so comply singly or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 11.9 Maintenance of Permits. Maintain all permits, licenses and consents as are required for the conduct of its business by any state, Federal or local government agency or instrumentality (including, without limitation, any such license, consent or permit relating to Hazardous Materials or the disposal thereof) if the failure to maintain such licenses, permits and consents could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 11.10 Purchase, Redemption, Distribution, Interest and Payment Restrictions. Not, directly or indirectly, purchase, redeem or otherwise acquire any of its Equity Interests or declare or make any dividend, distribution or payment to any holder of any of its Equity Interests, or purchase, redeem or otherwise acquire all or any portion of the Subordinated Debt or make any payment of principal of, interest on, or any other payment with respect to, any Subordinated Debt, or set aside any funds for any such purpose, or make any other payment of any nature whatsoever to any holder of any shares of the capital stock or the Subordinated Debt or any of their or Borrowers' Affiliates or members, partners or shareholders (in their capacity as such), provided, however, that Borrowers may do the following: (a) pay taxes which are then due and payable and make dividends or distributions to Parent to allow Parent to pay taxes which are then due and payable; and (b) provided that no Event of Default exists immediately prior or after giving effect thereto, (i) make payments of principal of and interest on the Subordinated Debt in accordance with the terms of the Subordinated Debt Documents as in effect on the Closing Date and permitted by the Subordination Agreement; (ii) make payments permitted pursuant to Section 11.19 hereof; and (iii) make dividends or distributions to Parent to (1) allow Parent to make payments which are required, due and payable under the Preferred Stock Documents as described on Schedule
11.10 hereto and (2) reimburse parent for such Borrower's fair share of expenses and corporate overhead of Parent incurred in the ordinary course of business.

                  SECTION 11.11 Guaranties, Loans, Advances or Investments. Except as set forth on Schedule 11.11 hereto, not become or be a guarantor or surety of, or otherwise incur any Contingent Obligation or become or be responsible in any manner

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(whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to, any undertaking of any other Person, or make or permit to exist any loans or advances to, investments in, or contributions to the capital of, any other Person, except for (i) guaranties in favor of Lender,
(ii) the endorsement, in the ordinary course of collection, of instruments payable to it or to its order (iii) investments in Cash Equivalents (iv) a loan from Parent to Lew Magram and a corresponding loan from Lew Magram to Brownstone made with proceeds of and in each case not to exceed the outstanding principal of Subordinated Debt and (v) other intercompany loans and advances among the Borrowers provided that (a) the aggregate amount of loans and advances from any one Borrower shall not exceed $500,000 or $1,000,000 with respect to all Borrowers, in the aggregate at any one time outstanding in each case and (b) the Borrower making such loan or advance shall be and remain Solvent both prior and after giving effect to any such Loan.

                  SECTION 11.12 Mergers, Consolidations, Sales. Not (a) be a party to any merger or consolidation or purchase or otherwise acquire all or substantially all of the assets or stock of any class of, or any partnership or joint venture interest or other interest in, any other Person; or (b) sell, transfer, convey or lease all or any substantial part of its assets or sell or assign with or without recourse any Account, other than any sale of inventory in the ordinary course of business, and provided that the sale, transfer, conveyance or lease of assets shall be in addition subject to the limitations set forth in the Security Agreement.

                  SECTION 11.13 Unconditional Purchase Obligations. Not enter into or be a party to any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether delivery is ever made of such materials, supplies or other property or services.

                  SECTION 11.14 Regulations T, U and X. Not use or permit any proceeds of the Loans to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying margin stock" within the meaning of Regulations T, U and X of the Board of Governors of the Federal Reserve System, as amended from time to time.

                  SECTION 11.15 Subsidiaries. Notwithstanding any provision of this Agreement to the contrary, not create or permit to exist any Subsidiary of any Borrower.

                  SECTION 11.16 No Amendment of Certain Documents. Not enter into or permit to exist any amendment or modification of the Certificate of Incorporation of each Borrower and each Subsidiary of any Borrower or any Subordinated Debt Document.

                  SECTION 11.17 Other Agreements. Not enter into any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder, any of the Related Documents or under any other instrument or document delivered or to be delivered by it hereunder or in connection herewith.

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




                  SECTION 11.18 Business Activities; Name. Not engage in any type of business except the businesses described in Schedule 11.18 and the activities incidental and related thereto. Each Borrower and each Subsidiary of any Borrower shall transact business only in their respective corporate name and such trade names as are set forth in Schedule 10.30. Following the Closing Date no Borrower will, nor will it permit any of its Subsidiaries to, conduct its business under any trade or fictitious name other than the duly registered names disclosed on Schedule 10.30. Notwithstanding the foregoing, Diplomat shall not conduct any business except to hold, sell, assign or enforce that certain Promissory Note from Genesis Direct Thirty-Four, LLC, a Delaware limited liability company dated April 17, 1998 and made payable to Diplomat in the original principal amount of $1,170,000.

                  SECTION 11.19 Transactions with Affiliates. Not enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any Affiliate, including without limitation the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except transactions referred to on Schedule 11.19.

                  SECTION 11.20 Environmental Liabilities. Not violate any Requirement of Law regarding Hazardous Material; and, without limiting the foregoing, not, and not permit any Person to, dispose of any Hazardous Material into or onto (except in accordance with Requirements of Law), or (except in accordance with Requirements of Law) from, any real property owned or operated by it nor allow any lien imposed pursuant to any law, regulation or order relating to Hazardous Materials or the disposal thereof to be imposed or to remain on such real property.

                  SECTION 11.21 Indebtedness. Not incur or permit to exist any Indebtedness or accounts payable except (i) the Loans and Subordinated Debt,
(ii) intercompany loans and advances among the Borrowers provided that (a) such Indebtedness shall not exceed $500,000 with respect to any Borrower or $1,000,000 with respect to all Borrowers, in the aggregate at any one time outstanding in each case and (b) the Borrower receiving such loan or advance shall be and remain Solvent both prior and after giving effect to any such loan or advance, (iii) deferred taxes, (iv) current accounts payable arising in the ordinary course of business and not overdue, (v) non-current accounts payable which any Borrower or any Subsidiary of any Borrower is contesting in good faith and by appropriate proceedings diligently conducted, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, and (vi) Indebtedness of a type referenced in clauses (b) and (c) of the definition of Permitted Liens provided that the aggregate outstanding amount thereof does not at any time exceed $1,000,000 as to the Indebtedness referenced in either such clause ("Permitted Purchase Money Debt"), (vi) the Congress LC Liabilities so long as such Indebtedness is satisfied prior to December 31, 1999 and (vii) other Indebtedness shown on Schedule 11.21.


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                  SECTION 11.22 Liens. Not create or permit to exist any Lien with respect to any assets of any Borrower or any Subsidiary of any Borrower now or hereafter existing or acquired, except Permitted Liens.

                  SECTION 11.23 Fiscal Year. Not change its Fiscal Year from a Fiscal Year ending on the dates designated in Schedule 11.23 hereto.

                  SECTION 11.24 Landlord and Warehouseman Agreements. Provide Lender with copies of all agreements between any Borrower and any Subsidiary of any Borrower and any landlord, bailee, warehouseman or processor which owns any premises at which Inventory or any other Collateral may, from time to time, be located. Each Borrower shall deliver to Lender on or before the Closing Date a landlord's waiver in form and substance acceptable to Lender from the lessor of each leased property currently being used by such Borrower or any Subsidiary of any Borrower where Collateral is located. Each Borrower shall deliver to Lender a bailee letter in form and substance acceptable to Lender with respect to any warehouse or other location where Collateral is located. With respect to leased locations or warehouse space or processing locations leased on the Closing Date, if any Borrower is unable to deliver such a landlord waiver or bailee letter the Inventory at that location shall automatically be deemed ineligible without further action by Lender. In the event any Borrower delivers to Lender such landlord waiver or bailee letter, as applicable, after the Closing Date, subject to the terms and conditions of this Agreement (including Section 9.4), Inventory located at such leased location or other location, as applicable, may be considered Eligible Inventory. Each Borrower and each Subsidiary of any Borrower shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or warehouse or processing location where any Collateral is or may be located. Each Borrower shall promptly deliver to Lender copies of (i) any and all default notices received by it under or with respect to any such leased location or other location, and (ii) such other notices or documents as Lender may request in its reasonable discretion.

                  SECTION 11.25 Maintenance of Real Estate. Keep and maintain the Real Estate and all improvements thereon in good condition and repair (ordinary wear and tear excepted) and shall maintain the value and utility thereof and shall maintain such Real Estate in conformity with all applicable building and zoning codes and other applicable laws, statutes, rules and regulations. Each Borrower and each Subsidiary of any Borrower shall maintain its leased real property in the same manner as its owned Real Estate, and comply with the terms of its leases of Real Estate, in accordance with the applicable leases.

                  SECTION 11.26 Account Records. At all times hereafter maintain a record of their Accounts, keeping correct and accurate records itemizing and describing the names and addresses of Account Debtors, relevant invoice numbers, shipping dates and due dates, collection histories, and Accounts agings, all of which records shall be available during Borrowers' usual business hours at the request of any of Lender's officers, employees or agents. Each Borrower and each Subsidiary of any Borrower shall

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



cooperate fully with Lender and their agents who shall have the right at any time or times to inspect its Accounts and the records with respect thereto. Each Borrower and each Subsidiary of any Borrower shall conduct a review of their bad debt reserves and collection histories at least once each year and promptly following such review shall supply Lender with a report in a form and with such specificity as may be reasonably satisfactory to Lender concerning such review of the Accounts.

                  SECTION 11.27 Instruments and Chattel Paper. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of First Source Financial LLP, as Lender." Upon the request of Lender and at all times upon the occurrence and during the continuance of an Event of Default or Unmatured Event of Default, immediately upon any Borrower's or any Borrower's Subsidiary's receipt thereof, Borrowers shall deliver or cause to be delivered to Lender, with appropriate endorsement and assignment to vest title, with full recourse to Borrowers, and possession in Lender, all Instruments and Chattel Paper which any Borrower or any Subsidiary of any Borrower now owns or may at any time or times hereafter acquire.

                  SECTION 11.28 Inventory Records. At all times hereafter maintain a perpetual inventory, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory and of Eligible Inventory, Borrowers' cost therefor and daily withdrawals therefrom and additions thereto, and the locations of all Inventory in the possession of bailees, all of which records shall be available during Borrowers' usual business hours at the request of any of Lender's officers, employees or agents. Borrowers shall, and shall cause each Subsidiary to, cooperate fully with Lender and its agents who shall have the right at any time or times to inspect the Inventory and the records with respect thereto. Borrowers shall, and shall cause each Subsidiary to, conduct a physical count of its Inventory at least once each year and promptly following such physical inventory shall supply Lender with a report in form and substance satisfactory to Lender concerning such physical count of their Inventory, and shall furnish to Lender, at Lender's request, such other documents and reports with respect to the Inventory.

                  SECTION 11.29 Collateral Locations. Not, and shall not permit any Subsidiary to, sell any of the Inventory on a guaranteed sale, sale-and-return (not including the rights of Consumers to return merchandise sold in the ordinary course of business), sale on approval or consignment basis or any other basis subject to a repurchase obligation or return right. Neither the location of the principal place of business and chief executive office of any Borrower or any Subsidiary of any Borrower as set forth on Schedule 10.29, the locations of Collateral as set forth on Schedule 10.29 nor the corporate name or mailing address of any Borrower or any Subsidiary of any Borrower shall be changed, nor shall there be established additional places of business or additional locations at which Collateral is stored, kept or processed unless (i) Borrowers shall have given Lender not less than thirty (30) days prior written notice thereof, (ii) Lender shall have determined that, after giving effect to any such change of name, address or location, Lender shall have a first perfected Lien in the Collateral except for Permitted Liens, (iii) in

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



the case of Collateral locations, Borrowers shall have delivered a landlord waiver or bailee letter, as applicable, in form and substance satisfactory to Lender with respect to such location, and (iv) all negotiable documents and receipts in respect of any Collateral maintained at such premises are promptly delivered to Lender. Prior to making any such change or establishing such new location, Borrowers shall execute or cause to the executed any additional financing statements or other documents or notices required by Lender. All Collateral located at any such new location shall automatically without further action by Lender be deemed ineligible to constitute Eligible Accounts or Eligible Inventory, as the case may be, until Borrowers shall have complied with the requirements of this Section 11.29 and Section 11.24.

                  SECTION 11.30 Disposal of Property. Not, and shall not permit any Subsidiary to, sell, lease, assign, transfer or otherwise dispose of any of its Property or rights to any Person except for (i) bona fide sales of Inventory to customers for fair value in the ordinary course of business and (ii) sales of Equipment which is obsolete, worn-out or otherwise not useable in Borrowers' business in an aggregate amount in any Fiscal Year not to exceed $100,000. In the event any Equipment of any Borrower or any Subsidiary of any Borrower is sold, transferred or otherwise disposed of as permitted by this Section 11.30 or with Lender's consent, and (i) such sale, transfer or disposition is effected without replacement of the Equipment so sold, transferred or disposed of or such Equipment is replaced by Equipment leased by any Borrower or any Subsidiary of any Borrower, Borrowers shall promptly (but in any event within three (3) Business Days of the receipt thereof) deliver all of the cash proceeds of any such sale, transfer or disposition to Lender, or (ii) such sale, transfer or disposition is made in connection with the purchase by a Borrower of replacement Equipment, such Borrower shall use the proceeds of such sale, transfer or disposition to finance the purchase by such Borrower of replacement Equipment and shall deliver to Lender written evidence of the use of the proceeds for such purchase. Except as permitted by Section 11.22, all replacement Equipment purchased by each Borrower and each Subsidiary of any Borrower shall be free and clear of all Liens, except for Liens in favor of Lender. All proceeds delivered to Lender under this Section 11.30 shall be applied to the remaining scheduled payments on the Term Loan in accordance with Section 2.5 hereof or, if the Term Loan has been paid in full, to the outstanding Revolving Loans (without permanent reduction of the Revolving Commitment).

                  SECTION 11.31 Impairment Agreements. Not, and shall not permit any Subsidiary to, enter into or assume any agreement, instrument, indenture or other obligation (other than the Related Documents) which (i) contains a negative pledge provision which would require a sharing of any interest in the Collateral, (ii) prohibits or limits the creation or assumption of any Lien in favor of Lender for the benefit of itself upon its Property, whether now owned or hereafter acquired, or (iii) restricts, prohibits or requires the consent of any Person with respect to the payment of Restricted Payments.

                  SECTION 11.32 Management Fees. Not, and shall not permit any Subsidiary to, enter into any management or consulting agreements or other similar arrangements with any Person or retain any management consultants resulting in any payment in connection therewith.

                  SECTION 11.33 Corporate Accounts. Not maintain corporate deposit accounts jointly with any Affiliate or commingle any of its funds with funds of any Affiliate.

                  SECTION 11.34 Financial Covenants.

                  (a) Minimum Net Worth. Not permit Net Worth of the Consolidated Entity on the last day of any Fiscal quarter ending during any period set forth below to be less than the amount set forth below opposite such period:

                                                          Minimum
         Periods Ending                                  Net Worth
         --------------                                  ---------

         Closing thru 06/30/99                          $14,000,000

         07/01/99 thru 09/30/99                         $14,000,000

         10/01/99 thru 09/30/00                         $15,100,000

         10/01/00 thru 09/30/01                         $15,700,000

         10/01/01 and thereafter                        $16,500,000


                  (b) Minimum Interest Coverage Ratio. Not permit the Interest Coverage Ratio of the Consolidated Entity on the last day of any Fiscal quarter to be less than 2.0 to 1.0.

                  (c) Minimum Fixed Charge Coverage Ratio. Not permit the Fixed Charge Coverage Ratio of the Consolidated Entity on the last day of any fiscal quarter to be less than 1.10 to 1.0.

         SECTION 11.35 Gross Capital Expenditures. Not, and not permit any of its Subsidiaries to, directly or indirectly (by way of the acquisition of the securities of a Person or otherwise), make Gross Capital Expenditures, except that the Borrowers may, so long as no Event of Default or Unmatured Event of Default shall exist or would result therefrom, make Gross Capital Expenditures in the ordinary course of business in an aggregate amount not to exceed $500,000 in any one Fiscal Year.

         SECTION 11.36 Leases. Not, and not permit any of its Subsidiaries to, incur or permit to exist any Lease Obligations (other than leases which are cancelable at the option of such Borrower or such Subsidiary without penalty and on no more than 90 days' notice) which require the payment of amounts of rental in excess of $1,500,000 in the aggregate for all Borrowers and their respective Subsidiaries combined in any one Fiscal Year.

         SECTION 11.37 Appointment of Chief Financial Officer. Within ninety
(90) days of the Closing Date, Borrowers shall select a chief financial officer to serve in such position for each Borrower, which chief financial officer shall be approved by the Board of Directors of Parent.

                  SECTION 12 CONDITIONS.

                  The obligation of Lender to make the Loans is subject to the following conditions precedent or concurrent:

                  SECTION 12.1 Term Loans and Initial Revolving Loans. The obligation of Lender to make the Term Loans and the initial Revolving Loans shall be subject to the prior or concurrent satisfaction (in form and substance satisfactory to Lender) of each of the conditions precedent set forth below:

                  (a) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or will result from the making of such Loan.

                  (b) All warranties and representations contained in this Agreement and the Related Documents shall be true and correct as of the date of such Loan, with the same effect as though made on the date of such Loan.

                  (c) In the opinion of Lender, in its sole and absolute discretion, (i) no litigation (including, without limitation, derivative actions), arbitration, governmental investigation or proceeding or inquiry shall, on the date of the initial Loan, be pending, or to the knowledge of any Borrower, threatened which seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or to obtain relief as a result of, the Related Transactions, or would be materially adverse to, or be detrimental to the interests of, any of the parties to this Agreement or the Related Documents or any of the Related Transactions, and (ii) no material adverse development shall have occurred in any litigation (including, without limitation, derivative actions), arbitration, government investigation or proceeding or inquiry disclosed in Schedule 10.4).

                  (d) The terms and provisions of the Subordinated Debt Documents and the Preferred Stock Documents shall be satisfactory in form and substance to Lender in its discretion.

                  (e) The fees referred to in Section 5 which are due and payable on or prior to the date of the initial Loan shall have been paid to Lender.

                  (f) The Lockbox, the Master Accounts and the other Bank Accounts shall have been established pursuant to Section 6.2 and the financial institutions at which any

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



Borrower has established the payroll and petty cash accounts described in
Section 6.2(c) shall have furnished Lender with the acknowledgment referred to in such Section.

                  (g) Lender shall have received all of the following, each duly executed and dated the date of the initial Loan (or such earlier date as shall be satisfactory to Lender), in form and substance satisfactory to Lender: the Notes, the Bank Agency Agreement, the Collateral Documents (from each Borrower and Parent as applicable) and such other agreements, documents, instruments, certificates and opinions as Lender may reasonably request.

                  (h) Borrowing Availability after giving effect to all Revolving Loans made on the Closing Date and L/C Exposure existing on the Closing Date shall be not less than $700,000.

                  (i) Since December 31, 1998, Parent shall have received an equity infusion of not less than $2,100,000 in the form of Series F Preferred Stock issued by Parent on terms satisfactory to Lender.

                  (j) The obligations of Borrowers and Parent identified on
Schedule 12.1 (herein called "Indebtedness to be Refinanced"), together with all interest accrued thereon and all prepayment premiums and other amounts payable in connection therewith, shall have been refinanced in full from the proceeds of the Loans and Lender shall have received (i) the certificate of the President or a Vice President of each Borrower, dated the date of the initial Revolving Loan to such effect, (ii) a letter from each of the holders of the Indebtedness to be Refinanced setting forth in each case (x) the amount of principal and accrued interest thereon due such holder as of the date of such letter, (y) the per diem interest rate on unpaid principal thereunder as of such date, and (z) payment instructions relative to the payment of such Indebtedness to be Refinanced, and, unless waived by Lender, enclosing in escrow any and all Uniform Commercial Code termination statements, mortgage releases and releases of security interests in patents, trademarks and copyrights, in form and substance satisfactory to Lender, sufficient to terminate all Liens securing any of the Indebtedness to be Refinanced.

                  (j) The Funds Administrator shall have delivered to Lender the certificate required by Section 2.14 hereof showing the calculation of the Allocation Account with respect to the Term Loans and the initial Revolving Loans.

                  SECTION 12.2 All Loans; LC Guaranties. The obligation of Lender to make the initial Loan and each subsequent Loan or to issue an LC Guaranty is subject to the following further conditions precedent (except as set forth in Section 12.2(c)):

                  (a) (i) No Event of Default or Unmatured Event of Default shall have occurred and be continuing or will result from the making of such Loan or issuing such LC Guaranty, (ii) the warranties and representations contained in this Agreement and the Related Documents shall be true and correct in all material respects as of the date of such requested Loan or provision of such LC Guaranty, with the same effect as though made on the date of such Loan or provision of such LC Guaranty, and (iii) there shall have been no material adverse change or notice to any Borrower of prospective material adverse change with respect to insurance maintained by any Borrower.

                  (b) (i) No claims, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry not disclosed in writing by Borrowers to Lender prior to the date of the last previous Loan or issuance of an LC Guaranty, whichever shall be pending or known to be threatened against any Borrower any Subsidiary of any Borrower or Parent, (ii) no material development not so disclosed shall have occurred in any claim, litigation (including, without limitation, derivative actions), arbitration, governmental proceeding, investigation or inquiry which was so disclosed, and (iii) no event, condition or development shall have occurred or developed at any time (whether before or after the making of the last previous
Loan), which (in the case of each of the foregoing clauses (i) through (iii)) in the opinion of Lender could have a Material Adverse Effect.

                  (c) Lender shall have received: (i) a Monthly Report from each Borrower dated no more than thirty-one (31) days prior to the date of such Loan (provided such period shall be two (2) days prior in the case of the Initial Loans), (ii) a Borrowing Base Certificate delivered in accordance with Section 11.1(n), (iii) not later than the fifteenth Business Day of the first calendar month following the making of each Loan, a certificate, substantially in the form of Exhibit H or in such other form as Lender shall from time to time designate to the Funds Administrator (the "Borrowing Certificate") dated the last Business Day of the month in which such Loan was requested, signed by the President or a Vice President of each Borrower, (iv) not less than three (3) days prior to the making of an LC Guaranty, a certificate substantially in the form of Exhibit I (the "LC Guaranty Request") relating to all Permitted LCs to be covered by an LC Guaranty since the most recent prior LC Guaranty Request, signed by the President or a Vice President or other appropriate officer of each Borrower, and (v) such other documents as Lender may reasonably request in support of such requested Loan or LC Guaranty, provided, that unless otherwise requested by Lender, each Borrower may deliver one Borrowing Certificate each calendar month for all Loans for which such Borrowing Certificate is required.


                  SECTION 13 EVENTS OF DEFAULT AND THEIR EFFECT.

                  SECTION 13.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

                  (a) Default in the payment when due, whether by acceleration or otherwise, of any principal of or interest or premium on any Loan.


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                  (b) Default, and continuance thereof for five days, in the payment when due, whether by acceleration or otherwise, of any amount payable hereunder or under the Related Documents (other than any amount described in Section 13.1(a)).

                  (c) (i) Default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other Indebtedness of, or guaranteed by, any Borrower, any Subsidiary of any Borrower or Parent, or (ii) default in the performance or observance of any obligation or condition with respect to any such other Indebtedness of, or guaranteed by, any Borrower, any Subsidiary of any Borrower or Parent, if the effect of such default is to accelerate the maturity of (or there is matured and unpaid) such other Indebtedness aggregating $50,000 or more, or to cause such other Indebtedness aggregating $50,000 or more to become due and payable, or to permit the holder or holders of such other Indebtedness of $50,000 or more, or any trustee or agent for such holders, to cause such other Indebtedness to become due and payable prior to its expressed maturity.

                  (d) Default in the payment when due, or in the performance or observance of any material obligation of, or material condition agreed to by any Borrower, any Subsidiary of any Borrower or Parent (subject to applicable cure periods) with respect to any Material Contract or any Material Intellectual Property Right (except only to the extent that the existence of any such default is being contested by such Person in good faith and by appropriate proceedings diligently conducted and with respect to which such Person has established, and is maintaining, adequate reserves therefor in accordance with GAAP).

                  (e) (i) Any Borrower, any Subsidiary of any Borrower or Parent becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due; or (ii) any Borrower, any Subsidiary of any Borrower or Parent applies for, consents to, or acquiesces in the appointment of, a trustee, receiver or other custodian or similar Person for any such Person or for any of such Person's Property, or makes a general assignment for the benefit of creditors; or (iii) in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian or similar Person is appointed for any such or for a substantial part of such Person's Property, unless (A) such Person institutes appropriate proceedings to contest or discharge such appointment within 30 days and thereafter continuously and diligently prosecutes such proceedings and (B) such appointment is in fact discharged within 60 days of such appointment; or (iv) any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding is commenced in respect of any Borrower, any Subsidiary of any Borrower or Parent, unless (X) such case or proceeding is not commenced by such Person, (Y) such case or proceeding is not consented to or acquiesced in by such Person, and (Z) such Person institutes appropriate proceedings to dismiss such case or proceeding within 30 days and thereafter continuously and diligently prosecutes such proceedings and such case or proceeding is in fact dismissed within 60 days after the commencement thereof; or (v) any Borrower, any Subsidiary of any Borrower or Parent takes any action to authorize, or in furtherance of, any of the foregoing.

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




                  (f) Any guarantor of the Liabilities shall take any action for the purpose of terminating, repudiating, revoking, or disavowing its guaranty or any part thereof, or any of its obligations thereunder, or any event specified in Section 13.1(e) hereof shall occur with respect to such guarantor.

                  (g) Failure by any Borrower to comply with or to perform any provision of this Agreement other than Sections 11.2, 11.5, 11.24, or 11.25.

                  (h) Failure by any Borrower to comply with or to perform, for a period of 30 days, the provisions of Sections 11.2, 11.5, 11.24, or 11.25 of this Agreement.

                  (i) Any warranty or representation made by or on behalf of any Borrower, Parent or, as long as the Rubin Guaranty is effective, Robert Rubin herein or in any of the Related Documents, or otherwise in connection herewith or therewith is inaccurate or incorrect in any material respect, or is breached or false or misleading in any material respect, in each case as of the date such warranty or representation is made; or any schedule, certificate, financial statement, report, notice, or other writing furnished by or on behalf of any Borrower to Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

                  (j) Except to the extent that any of the following is expressly permitted hereunder or does not give rise to the incurrence by any Borrower or any current or past member of the Controlled Group of any liability in excess of $50,000, or except to the extent any of the following is adequately reserved on the balance sheet of the Consolidated Entity or any Borrower or one of its current members of the Controlled Group, the institution of any steps by any Borrower, Parent or any government agency, including the Pension Benefit Guaranty Corporation, (a) to amend, modify or terminate a Pension Plan or to enter into any new Pension Plan, (b) to cause a complete or partial withdrawal from any Multiemployer Plan, or (c) other than in the ordinary course, to directly or indirectly cause to exist any other conditions, events or transaction which could give rise to any liability of any Borrower or any current member of the Controlled Group with respect to any Employee Benefit Plan.

                  (k) Any party (including but not limited to any Borrower, any Subsidiary of any Borrower or Parent) to any Related Document (other than Lender) shall fail to comply with or to perform in any material respect (subject to any applicable grace period) any provision of such Related Document applicable to it; or any of the Related Documents shall fail to remain in full force and effect in any material respect; or any action shall be taken by any Person (other than Lender or the Master Account Bank) to discontinue or terminate any of the Related Documents or any Borrower or any guarantor takes any action to contest the validity, binding nature or enforceability of any Related Document.

                  (l) Any of the Collateral or the Property of any Borrower or any Subsidiary of any Borrower having a fair market value of more than $50,000 in the aggregate is attached, seized, subjected to a writ or distress warrant, or levied upon, or come within the

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



possession or control of any judgment creditor, receiver, trustee, custodian or assignee for the benefit of creditors of such Person and on or before the thirtieth (30th) day thereafter such Collateral or Property is not returned to such Person or such writ, distress warrant or levy is not dismissed, vacated, stayed or lifted.

                  (m) A Change of Control occurs or exists.

                  (n) There shall be entered against any Borrower, any Subsidiary of any Borrower or Parent one or more judgments, awards or decrees, or orders of attachment, garnishment or any other writ, which exceed $50,000 in the aggregate at any one time outstanding, excluding judgments, awards, decrees, orders or writs (i) for which there is full insurance and with respect to which the insurer has assumed responsibility in writing, (ii) for which there is full indemnification (upon terms and by creditworthy indemnitors which are satisfactory to Lender) or (iii) which have been in force for less than the applicable period for filing an appeal so long as execution is not levied thereunder (or in respect of which such Person shall at the time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution or appropriate appeal bond shall have been obtained pending such appeal or review).

                  (o) Any default exists under any Subordinated Debt Document.

                  (p) The receipt by any Borrower or any Subsidiary of any Borrower of any notice, claim or assessment from any Federal, state or local governmental authority, or any other Person, asserting liability against any of them under any Environmental Law that could have a Material Adverse Effect.

                  (q) Any material damage to, or loss, theft, or destruction of, any of the Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which results in or causes cessation or substantial curtailment of production or other revenue producing activities of more than fifteen percent (15%) of the Consolidated Entity's gross revenues for more than fifteen (15) consecutive days.

                  (r) Any Lien created under any Related Document shall cease to be a valid and perfected first priority Lien (subject to Permitted Liens) in any of the Collateral purported to be covered thereby for any reason other than the failure of Lender to take any action within its control.

                  SECTION 13.2 Effect of Event of Default. If an Unmatured Event of Default or an Event of Default shall have occurred and be continuing, Lender may elect to do one or more of the following at any time or times and in any order: (i) reduce or terminate the amount of the Revolving Commitment, (ii) restrict the amount of, or suspend its obligations to make, Revolving Loans,
(iii) restrict or suspend the issuance of Letters of Credit or LC Guaranties or
(iv) demand that Borrowers immediately deposit with Lender an amount equal to one hundred ten percent (110%) of the L/C Exposure to enable Lender

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



to make payments under the LC Guaranties when required, and such amount shall become immediately due and payable. If any Event of Default described in Section 13.1(e) shall occur, the Commitments (if not theretofore terminated) shall immediately terminate and the Notes and all other Liabilities shall become immediately due and payable, all without notice of any kind; and, in the case of any other Event of Default, Lender may declare the Commitments (if not theretofore terminated) to be terminated and the Notes and all other Liabilities to be due and payable, whereupon the Commitments (if not theretofore terminated) shall immediately terminate and the Notes and all other Liabilities shall become immediately due and payable, all without further notice of any kind. Lender shall promptly provide the Funds Administrator on behalf of Borrowers written notice of any such declaration but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 13 may be waived by Lender in writing.

                  SECTION 13.3 Rights and Remedies Generally. Upon acceleration of the Liabilities, Lender shall have, in addition to any other rights and remedies contained in this Agreement or in any of the other Related Documents, all of the rights and remedies of a secured party under the UCC or other applicable laws, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by law. In addition to all such rights and remedies, Lender shall have the right to sell, lease or otherwise dispose of all or any part of the Collateral and the sale, lease or other disposition of the Collateral, or any part thereof, by Lender after an Event of Default may be for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Liabilities then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. Lender shall have the right to conduct such sales on any Borrower's premises, at Borrowers' expense, or elsewhere, on such occasion or occasions as Lender may see fit.

                  SECTION 13.4 Entry Upon Premises and Access to Information. Upon acceleration of the Liabilities, Lender shall have the right (i) to cause the Collateral to remain on any Borrower's premises, without any obligation to pay rent, (ii) to enter upon the premises of any Borrower where the Collateral is located or any other place or places where the Collateral is believed to be located and kept, without any obligation to pay rent, to render the Collateral useable or saleable, or to remove the Collateral therefrom to the premises of Lender or any agent of Lender, at Borrowers' expense, for such time as Lender may desire in order effectively to collect or liquidate the Collateral, and
(iii) to require Borrowers to assemble the Collateral and make it available to Lender at a place or places to be designated by Lender. Upon acceleration of the Liabilities, Lender shall have the right to take possession of Borrowers' original books and records, to obtain access to each Borrower's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Lender deems appropriate; and Lender shall have the right to notify postal authorities to change the address for delivery of each Borrower's mail to an address designated by Lender and to receive, open and dispose of all mail addressed to the

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



respective Borrowers and to take possession of all checks or other original remittances contained in such mail.

                  SECTION 13.5 Sale or Other Disposition of Collateral by Lender. Any notice required to be given by Lender of a sale, lease or other disposition or other intended action by Lender with respect to any of the Collateral which is given to a Borrower as specified in Section 14.3, at least ten (10) days prior to such proposed action, shall constitute fair and reasonable notice to such Borrower of any such action. The net proceeds realized by Lender upon any such sale or other disposition, after deduction for the expenses of retaking, holding, storing, transporting, preparing for sale, selling or otherwise disposing of the Collateral incurred by Lender in connection therewith, shall be applied as provided herein toward satisfaction of the Liabilities. Lender shall account to Borrowers for any surplus realized upon such sale or other disposition, and Borrowers shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency, shall not affect Lender's Liens on the Collateral until the Liabilities are fully paid.

                  SECTION 13.6 Notice to Account Debtors. Lender may, in its sole discretion, at any time or times, upon the occurrence and during the continuance of an Event of Default and without prior notice to Borrowers, notify any or all Account Debtors that Borrower's Accounts have been assigned to Lender and that Lender has a Lien thereon. Upon the occurrence and during the continuance of an Event of Default, Lender may direct or, at the request of Lender, Borrowers shall direct, any or all Account Debtors to make all payments upon Borrower's Accounts directly to Lender. Lender shall furnish the Funds Administrator with a copy of any such notice.

                  SECTION 13.7 Waiver of Demand. DEMAND, PRESENTMENT, PROTEST AND NOTICE OF DEMAND, PRESENTMENT, PROTEST, NONPAYMENT, INTENT TO ACCELERATE AND ACCELERATION ARE HEREBY WAIVED BY BORROWERS. BORROWERS ALSO WAIVE THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

                  SECTION 13.8 Waiver of Notice. EXCEPT AS PROVIDED IN SECTION 13.5, UPON THE OCCURRENCE OF A DEFAULT OR AN EVENT OF DEFAULT, BORROWERS HEREBY WAIVE ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY LENDER OF ITS RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. BORROWERS ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED BY COUNSEL OF THEIR CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS AGREEMENT.


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



                  SECTION 14 GENERAL.

                  SECTION 14.1 Waiver; Amendments. No delay on the part of Lender or any holder of a Note or other Liability in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or a Note or any Related Document shall in any event be effective unless the same shall be in writing and signed and delivered by Lender, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 14.2 Confirmations. Each of the Borrowers and Lender (or any holder of a Note) agree from time to time, upon written request received by it from the other, to confirm to the other in writing the aggregate unpaid principal amount of the Loans then outstanding under such Note.

                  SECTION 14.3 Notices. Except with respect to Section 2.3: (a) notices forwarded by mail shall be deemed to have been given on the earlier to occur of (i) receipt or (ii) three days after the date sent if sent by registered or certified mail, postage paid, and:

                  (i) if to any Borrower or the Funds Administrator, addressed to the Funds Administrator at its address shown below its signature hereto, with a copy addressed to any other Person indicated; or

                  (ii) if to Lender, addressed to Lender at the address shown below its signature hereto, with a copy addressed to any other Person indicated; or

in the case of any party, at such other address as such party may, by written notice received by the other parties to this Agreement, have designated as its address for notices; and (b) notices given by telegram or facsimile transmission shall be deemed to have been given when sent if addressed to the party to whom sent, at its address as aforesaid. Notices of borrowing pursuant to Section 2.3 shall be effective upon receipt by Lender and shall be in writing (or by telephone to be confirmed in writing by the Funds Administrator). Lender shall be entitled to rely upon all telephonic notices (whether voice or facsimile) and Electronic Notices and Borrowers shall jointly and severally indemnify and hold Lender harmless from any loss, cost or expense ensuing from any such reliance, which indemnification shall survive any termination of this Agreement.

                  SECTION 14.4 Costs, Expenses and Taxes. Borrowers jointly and severally agree to pay on demand all reasonable out-of-pocket costs and expenses of Lender (including the fees and out-of-pocket expenses of counsel for Lender and of local counsel, if any, who may be retained by said counsel and all costs of appraisals, surveys, environmental reviews and the like required to be made or completed) in connection with the preparation, execution and delivery of this Agreement, the Related Documents and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. Borrowers further jointly and severally agree to pay (subject to the limitations in Section 5.5 hereof) all out-of-pocket costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the administration, enforcement, waiver or amendment of this Agreement, the Related Documents and any such other instruments or documents. In addition, Borrowers further jointly and severally agree to pay, and to save Lender harmless from all liability for, any document, stamp, filing, recording, mortgage or other taxes which may be payable in connection with the borrowings hereunder or the execution, delivery, recording or filing of this Agreement, any of the Related Documents or of any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided for in this
Section 14.4 shall survive any termination of this Agreement.

                  SECTION 14.5 Indemnification. In consideration of the execution and delivery of this Agreement by Lender and Lender's extension of the Commitments, Borrowers jointly and severally hereby agree to indemnify, exonerate and hold Lender and Manager and each of their respective officers, directors, employees and agents (including, without limitation, Master Account Bank, and herein collectively called "Lender Parties" and individually called a "Lender Party") free and harmless from and against any and all claims, demands, actions, causes of action, suits, losses, costs (including, without limitation, all documentary, recording, filing, mortgage or other stamp taxes or duties), charges, liabilities and damages, and expenses in connection therewith (irrespective of whether such Lender Party is a party to the action for which indemnification hereunder is sought), and including, without limitation, reasonable attorneys' fees and disbursements (called in this Section 14.5 the "Indemnified Liabilities"), of any and every kind whatsoever paid, incurred or suffered by, or asserted against, any Lender Party for, with respect to, arising out of or as a direct or indirect result of:

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or involving any Loan or the execution, delivery, performance or enforcement of this Agreement, the Related Documents and any instrument, document or agreement executed pursuant hereto by any of Lender Parties;

                  (b) (i) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, any real property legally or beneficially owned (or any estate or interest which is owned) or operated by any Borrower (including, without limitation, any property owned by a land trust the beneficial interest in which is owned, in whole or in part, by any Borrower) of any Hazardous Material (including, without limitation, any claims, demands, actions, causes of action, suits, losses, costs, charges, liabilities and damages, asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning, any

Hazardous Material), and (ii) any of the conditions disclosed in any of the documents listed on Schedule 10.19 regardless, in the case of either of clause
(i) or clause (ii), of whether caused by, or within the control of, any Borrower;

                  (c) (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or any amendment or supplement to any thereof or in any other writing prepared in connection with the offer, sale or resale of any securities of any Borrower or Parent, or (ii) any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; and

                  (d) (i) any injury to person or damage to property, known or unknown, reported or unreported, which results from the use of the products of any Borrower, or (ii) any obligation or liability arising out of or with respect to the business or operations of any Borrower, in each case whether any of such matters arise before or after the foreclosure of or other taking of title to all or any portion of the Collateral by Lender;

except for any such Indemnified Liabilities arising on account of the relevant Lender Party's gross negligence or willful misconduct and, to the extent that the foregoing undertaking may be unenforceable for any reason, Borrowers jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. All obligations provided for in this Section 14.5 shall survive any termination of this Agreement and shall not be reduced or impaired by any investigation made by or on behalf of any Lender Party.

                  SECTION 14.6 Submission To Jurisdiction. LENDER MAY ENFORCE ANY CLAIM ARISING OUT OF THIS AGREEMENT OR THE RELATED DOCUMENTS IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN CHICAGO, ILLINOIS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS. EACH BORROWER HEREBY IRREVOCABLY DESIGNATES CORPORATION SERVICE COMPANY, WITH OFFICES ON THE DATE HEREOF AT 700 SOUTH SECOND STREET, SPRINGFIELD, IL 62704, TO RECEIVE FOR AND ON BEHALF OF EACH BORROWER SERVICE OF PROCESS IN ILLINOIS. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO SUCH BORROWER AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (I) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (II) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER

MANNER PERMITTED BY LAW OR PRECLUDE LENDER FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. EACH BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT LOCATED IN CHICAGO, ILLINOIS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  SECTION 14.7 Governing Law; Severability; Remedies Cumulative. This Agreement and the Notes shall be a contract made under and governed by the internal laws of the State of Illinois without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of Borrowers and any of their respective Subsidiaries and rights of Lender and any other holder of a Note or Liability expressed herein or in the Related Documents shall be in addition to and not in limitation of those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities.

                  SECTION 14.8 Sale of Notes; Participations. Lender may assign to one or more banks or other Persons all or any part of or rights in, or may grant participations to one or more banks or other Persons in or to, this Agreement, any Loan or Loans or the Notes or either of them or Lender's rights and remedies hereunder and thereunder, and to the extent of any such assignment or participation (unless otherwise stated therein) the assignee or participant of such assignment or participation shall have the same rights and benefits hereunder and thereunder as it would have if it were Lender hereunder.

                  SECTION 14.9 Entry Into Agreement. Each Borrower represents, warrants and acknowledges that (i) the relationship between each Borrower and Lender is solely that of a borrower and a lender, and (ii) each Borrower is in sole control of its business and has entered into this Agreement as its own free act and voluntary deed, based upon its independent judgment as to its best interests.

                  SECTION 14.10 Legal Opinions. Borrowers expressly consent to the rendering of opinions by its counsel and of each other counsel required by Lender to be rendered in connection with the initial closing of the matters contemplated hereby, and thereafter to be rendered from time to time in connection with this Agreement or any Related Document, and acknowledges that such opinions, when so rendered, shall be deemed to be rendered at the request and upon the instruction of Borrowers, which have, and will have (prior to the rendering of each opinion), consulted with and been advised by such counsel as to the consequences of such consent, request and instructions.

                  SECTION 14.11 Jury Trial; Damage Waiver. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATED TO OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED DOCUMENT TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO ABOVE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                  SECTION 14.12 Successors and Assigns. This Agreement shall be binding upon each Borrower, Lender and their respective successors and assigns, and shall inure to the benefit of each Borrower, Lender and their respective successors and assigns; provided, that Borrowers shall have no right to assign their rights or delegate their duties under this Agreement. Lender may assign any of its rights under this Agreement and the Related Documents to its lenders for collateral security purposes.

                  SECTION 14.13 Marshalling. Lender shall be under no obligation to marshall any assets in favor of Borrowers or any other Person or against or in payment of any or all of the Liabilities.

                  SECTION 14.14 Waivers With Respect to Other Instruments. Borrowers waive presentment, demand and protest and notice of presentment, demand protest, default, nonpayment, maturity, release, compromise, settlement, extension, or renewal of any or all of any Person's commercial paper, Accounts, contract rights, documents, Instruments, Chattel Paper and guaranties at any time held by Lender on which Borrowers may in any way be liable and hereby ratifies and confirms whatever Lender may do regarding the enforcement, collection, compromise, or release thereof.

                  SECTION 14.15 Retention of Borrower' Documents. Lender may destroy or otherwise dispose of all documents, schedules, invoices or other papers delivered to Lender in accordance with its customary practices unless the Funds Administrator requests in writing that same be returned. Upon Fund Administrator's request and at Borrowers' expense, Lender shall return such papers when Lender's actual or anticipated need for same has terminated.

                  SECTION 14.16 Survival of Warranties. All representations and warranties of Borrowers contained in this Agreement or any of the other Related Documents shall survive the execution and delivery of this Agreement and the other Related Documents and the making of the Loans. Notwithstanding anything contained in this Agreement to the contrary, the provisions of, and the undertakings, indemnifications and agreements of Borrowers set forth in Sections 8, 14.3, 14.4, 14.5 and 14.6 shall survive payment of the Liabilities and termination of this Agreement.

                  SECTION 14.17 Counterparts. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or similar electronic medium shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any Person delivering an executed counterpart of this Agreement by facsimile or similar electronic medium shall also deliver a manually executed counterpart of this Agreement; provided that the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Agreement.

                  SECTION 14.18 Exceptions to Covenants. No Borrower shall be deemed to be permitted to take any action or omit to take any action which is permitted as an exception to any of the terms, provisions or covenants contained in any of the Related Documents if such action or omission would result in an Event of Default or Unmatured Event of Default or the breach of any term, provision or covenant contained in any Related Document.

                  SECTION 14.19 Construction. Borrowers acknowledge that they and their counsel have approved the Related Documents and that the usual rule of construction to the effect that any ambiguities or inconsistencies are to be resolved against the drafting Person shall not be applicable in the interpretation of any of the Related Documents.

                  SECTION 14.20 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Liabilities, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Liabilities, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Liabilities shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  SECTION 14.21 Entire Agreement. This Agreement, including all Exhibits, Schedules, the Related Documents, and other documents attached hereto or incorporated by reference herein, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all other negotiations, understandings and representations, oral or written, with respect to the subject matter hereof, including that certain Commitment Letter dated as of April 20, 1999 between Lender and Parent.

                  SECTION 14.22 Acknowledgment. BORROWERS ACKNOWLEDGE THAT THEY HAVE BEEN ADVISED BY COUNSEL OF THEIR CHOICE WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND BORROWERS ACKNOWLEDGE AND AGREE THAT
(I) EACH OF THE WAIVERS SET FORTH HEREIN WERE KNOWINGLY AND VOLUNTARILY MADE,
(II) THE OBLIGATIONS OF LENDER HEREUNDER, INCLUDING THE OBLIGATION TO ADVANCE AND LEND FUNDS TO BORROWERS IN ACCORDANCE HEREWITH, SHALL BE STRICTLY CONSTRUED AND SHALL BE EXPRESSLY SUBJECT TO BORROWERS' COMPLIANCE IN ALL RESPECTS WITH THE TERMS AND CONDITIONS HEREIN SET FORTH, AND (III) NO REPRESENTATIVE OF LENDER HAS WAIVED OR MODIFIED ANY OF THE PROVISIONS OF THIS AGREEMENT AS OF THE DATE HEREOF AND NO SUCH WAIVER OR MODIFICATION FOLLOWING THE DATE HEREOF SHALL BE EFFECTIVE UNLESS MADE IN ACCORDANCE WITH SECTION 14.1.

                  SECTION 14.23 Confidentiality. Lender agrees to use its best efforts to keep confidential non-public information provided by Parent and Borrowers, and Borrowers agree that Lender may disclose information relating to Borrowers to each of the Master Lenders and the Master Agents which have agreed to use procedures substantially comparable to those used by them in respect of non-public information as supplied to them by or on behalf of Lender to the extent that such information is not and does not become publicly available and which Lender indicates at the time is to be treated confidentially; provided, that each of the Master Lenders, and the Master Agents, as the case may be, is hereby authorized to deliver a copy of each or any financial statement of any one or more of the Borrowers or any other information relating to the Loans, or the Collateral, which may be furnished to it hereunder or otherwise to (a) its legal counsel and auditors and other professional advisors, (b) governmental or regulatory authorities having jurisdiction over it, (c) independent financial rating agencies (including, without limitation the Rating Agencies), (d) any person providing general liquidity or credit enhancement to the Master Lenders, and (e) (subject to obtaining a confidentiality agreement containing the foregoing confidentiality restrictions) any Person to whom a Master Lender proposes to assign all or any part of its interest or grant a participation in its interest. As used herein: "Master Agents" shall mean Citicorp North America, Inc. ("CNAI"), Bank of New York and any successor thereto or assignee thereof; "Master Lender" shall mean any person becoming a party "Lender" to that certain Second Amended and Restated Credit Agreement dated as of May 24, 1996 (as amended from time to time, the "Master Credit Agreement") among First Source Financial, Inc., Lender, Master Agents and such Lenders; and "Rating Agencies" shall mean Standard and Poor's and Moody's Ratings Group, a division of McGraw-Hill, Inc., and Moody's Investors Services, Inc.

                  SECTION 14.24 Joint and Several Liability of Borrowers.

         Borrowers shall be jointly and severally liable hereunder and under each of the other Related Documents with respect to all Liabilities, regardless of which Borrower actually receives the proceeds of the Loans or the benefit of any other extensions of credit hereunder, or the manner in which the Funds Administrator, Borrowers or Lender account therefor in their respective books and records. Notwithstanding the foregoing, (i) each Borrower's obligations and liabilities with respect to proceeds of Loans which it receives or Letters of Credit issued for its account, and related fees, costs and expenses, and (ii) each Borrower's obligations and liabilities arising as a result of the joint and several liability of Borrowers hereunder with respect to proceeds of Loans received by, or Letters of Credit issued for the account of, any other Borrower, together with the related fees, costs and expenses, shall be separate and distinct obligations, both of which are primary obligations of such Borrower. Neither the joint and several liability of, nor the Liens granted to Lender under the Collateral Documents by, any of the Borrowers shall be impaired or released by (A) the failure of Lender, any successors or assigns thereof, or any holder of any Note or any of the Liabilities to assert any claim or demand or to exercise or enforce any right, power or remedy against the Funds Administrator, any Borrower, any Subsidiary of any Borrower, Parent, any other Person, the Collateral or otherwise; (B) any extension or renewal for any period (whether or not longer than the original period) or exchange of any of the Liabilities or the release or compromise of any obligation of any nature of any Person with respect thereto; (C) the surrender, release or exchange of all or any part of any property (including without limitation the Collateral) securing payment, performance and/or observance of any of the Liabilities or the compromise or extension or renewal for any period (whether or not longer than the original period) of any obligations of any nature of any Person with respect to any such property; (D) any action or inaction on the part of Lender, or any other event or condition with respect to any other Borrower, including any such action or inaction or other event or condition, which might otherwise constitute a defense available to, or a discharge of, such other Borrower, or a guarantor or surety of or for any or all of the Liabilities, including, without limitation, Parent; and (E) any other act, matter or thing (other than payment or performance of the Liabilities) which would or might, in the absence of this provision, operate to release, discharge or otherwise prejudicially affect the obligations of such or any other Borrower.

                      [REMAINDER OF PAGE INTENTIONALLY LEFT
                         BLANK; SIGNATURE PAGES FOLLOW]

Delivered at Chicago, Illinois, as of the day and year first above written.

                                       DIPLOMAT DIRECT MARKETING CORPORATION, in its capacity as Funds Administrator


                                       By:_________________________________
                                       Name Printed:_______________________
                                       Its:________________________________


                                       BROWNSTONE HOLDINGS, INC.


                                       By:_________________________________
                                       Name Printed:_______________________
                                       Its:________________________________


                                       ECOLOGY KIDS, INC.


                                       By:_________________________________
                                       Name Printed:_______________________
                                       Its:________________________________


                                       DIPLOMAT HOLDINGS, INC.


                                       By:_________________________________
                                       Name Printed:_______________________
                                       Its:________________________________




Secured Credit Agreement

                                       LEW MAGRAM LTD.


                                       By:_________________________________
                                       Name Printed:_______________________
                                       Its:________________________________

                                       Address for Borrowers:
                                       414 Alfred Avenue
                                       Teaneck, New Jersey 07666
                                       Attention: Jonathan Rosenberg, President
                                       Facsimile: 201-833-1646
                                       Telephone: 201-833-4450

                                       with a
                                       copy to:   Gersten, Savage & Kaplowitz
                                                  101 East 52nd Street
                                                  New York, New York 10022-6108

                                       Attention: James Smith, Esq.
                                       Facsimile: 212-980-5192
                                       Telephone: 212-752-9700


                                       FIRST SOURCE FINANCIAL LLP
                                       By: First Source Financial, Inc.
                                       Its: Manager

                                       By:_________________________________
                                       Name Printed:_______________________
                                       Its:________________________________

                                       2850 West Golf Road - Fifth Floor
                                       Rolling Meadows, IL 60008
                                       Attention: Contract Administration
                                       Facsimile: (847) 734-7910, 7911
                                       Telephone: (847) 734-2000


Secured Credit Agreement
                                        with a
                                        copy to:          Katten Muchin & Zavis
                                                          525 West Monroe Street
                                                          Suite 1600
                                                          Chicago, IL 60625
                                        Attention: Denise S. Burn, Esq.
                                        Facsimile: (312) 902-1061
                                        Telephone: (312) 902-5263


Secured Credit Agreement